UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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Nordstrom, Inc.

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FASHION CHANGES. SHOPPING CHANGES.
OUR COMMITMENT TO HAPPY CUSTOMERS DOESN'T.

We're here to help our customers feel good
and look their best.

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1617 Sixth Avenue, Seattle, Washington 98101
April 11, 2024

Dear Shareholder,
We entered 2023 focused on strengthening the foundation of our business: providing exceptional service to our customers no matter how they choose to shop with us. In the face of big opportunities and complex challenges, our teams rose to the occasion, finding new and creative ways to further our purpose of helping our customers feel good and look their best.
We continued to make progress against the priorities we identified at the outset of the year to drive better financial results and position our business for long-term growth: improving Nordstrom Rack performance, increasing our inventory productivity and advancing our supply chain optimization initiatives.
In our Rack business, we expanded our physical footprint, opening 19 new Rack stores across the country. Rack stores offer a great return on investment and serve as the primary source of new customers for our business, helping us drive more trips and strengthen our customer base. We look forward to continuing our momentum at the Rack by opening additional new stores and offering our customers great brands at great prices.
Across both our Nordstrom and Nordstrom Rack banners, we improved our merchandise assortment by right-sizing our inventory and investing in the products and brands we know our customers respond to. We also continued to strengthen our supply chain to get products into our customers’ hands more quickly, narrowing shipping windows and improving productivity throughout our network. These critical efforts helped us continue to improve the customer experience and positioned us well for the year ahead.
In 2024, we are building on the momentum these investments have fueled. We remain focused on working more efficiently across our organization, honing our merchandising strategy and enhancing the shopping experience across our banners, both in our stores and online. This year, we’re looking forward to growing our online product assortment to offer our customers more choices and serve them on even more occasions. As we do this, we are creating a more personalized digital experience that makes it easy for our customers to shop that growing assortment and discover relevant brands and products.
We have a talented team that is committed to serving our customers and eager to take our business to the next level. We’re dedicated to supporting them and their growth as they’ve supported us.
Alongside our brand partners, our customers and you, our shareholders, we’re excited for all that we will accomplish together in the year ahead. Whether you’re a long-time shareholder or have recently come on board, we thank you for your continued confidence in our business.
Sincerely,

Bradley D. Tilden
Chairman of the Board

Erik B. Nordstrom	Peter E. Nordstrom
Chief Executive Officer	President & Chief Brand Officer

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1617 Sixth Avenue, Seattle, Washington 98101
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday, May 22, 2024	virtualshareholdermeeting.com/JWN2024	March 13, 2024
9:00 a.m. Pacific Daylight Time

Items of Business
To vote on the following proposals:
1	To elect twelve directors to serve until the 2025 Annual Meeting of Shareholders

2	To ratify the appointment of Deloitte as our independent registered public accounting firm to serve for the fiscal year ending February 1, 2025

3	To conduct an advisory vote regarding the compensation of our Named Executive Officers

4	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof
You are eligible to vote before the Annual Meeting, during the live webcast of the Annual Meeting and any adjournment or postponement thereof, if you were a shareholder of record at the close of business on March 13, 2024 (the “Record Date”). There were 163,258,230 shares of our Common Stock issued and outstanding as of the Record Date. Holders of our Common Stock are entitled to cast one vote per share on each proposal. For further information on how to participate in the meeting, please see Frequently Asked Questions and Answers About the Annual Meeting beginning on page 77 in the Proxy Statement accompanying this Notice.
YOUR VOTE IS VERY IMPORTANT. Whether or not you intend to participate virtually in the Annual Meeting via remote communication, you are encouraged to vote in advance of the meeting. Submitting your proxy now will not prevent you from voting your shares during the meeting, as your proxy is revocable at your option. When you vote, please have available the 16-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card.
You may vote in advance of the meeting, until 11:59 p.m. Eastern Daylight Time on May 21, 2024, using any of the following methods:

Online At proxyvote.com	Toll-free Phone Call 1-800-690-6903	Mail Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	Scanned QR Code Using your mobile device

Seattle, Washington
April 11, 2024
By order of the Board,
Ann Munson Steines
Corporate Secretary

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 22, 2024
The accompanying Proxy Statement and the 2023 Annual Report are available on the Investor Relations Website.
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements regarding matters that are not historical facts, and are based on our management’s beliefs and assumptions and on information currently available to our management. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “could,” “goal,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” “pursue,” “going forward” and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements are detailed in the Company’s 2023 Annual Report and in subsequent filings. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Nordstrom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this proxy statement titled “Audit and Finance Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission), “Compensation, People and Culture Committee Report” and “Pay Versus Performance Disclosure” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.
This proxy statement includes references to websites, website addresses and additional materials, including reports and blogs, found on those websites. The content of any websites and materials named, hyperlinked or otherwise referenced in this proxy statement are not incorporated by reference into this proxy statement on Schedule 14A or in any other report or document we file with the SEC, and any references to such websites and materials are intended to be inactive textual references only. The information on these websites is not part of this proxy statement.

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INDEX OF KEY TERMS

Term	Definition
2023 Annual Report	Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended February 3, 2024
AFC	Audit and Finance Committee of the Board
ASC 718	Accounting Standards Codification 718, Stock Compensation
Board	The Board of Directors
Broadridge	Broadridge Investor Communication Services
Bylaws	Bylaws of the Company (as amended and restated September 20, 2023)
CD&A	Compensation Discussion & Analysis
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CGNC	Corporate Governance and Nominating Committee of the Board
Chairman	Our Board Chairman, a non-Executive position
Clawback Policy	Executive compensation clawback policy contained in our corporate governance guidelines (as amended August 16, 2023)
Committee	A committee of the Board of the Company
Common Stock	Nordstrom common stock
CPCC	Compensation, People and Culture Committee of the Board
DDCP	Nordstrom Directors Deferred Compensation Plan
Deloitte	Deloitte & Touche LLP
DEIB	Diversity, Equity, Inclusion and Belonging
DEIB Goals	Our DEIB goals at nordstrom.com/diversity
EBIT	Earnings (Loss) Before Interest and Income Taxes
EIP	Equity Incentive Plan
EMBP	Executive Management Bonus Plan
ERG	Employee Resource Group
ESG	Environmental, Social and Governance
ESPP	Employee Stock Purchase Plan
Exchange Act	Securities Exchange Act of 1934
FASB	Financial Accounting Standards Board
GAAP	U.S. Generally Accepted Accounting Principles
Incentive Adjusted EBIT	Incentive Adjusted Earnings (Loss) Before Interest and Income Taxes (a non-GAAP financial measure)
Incentive Adjusted ROIC	Incentive Adjusted Return on Invested Capital (a non-GAAP financial measure)
Investor Relations Website	Our investor relations website at investor.nordstrom.com
IRC	Internal Revenue Code
LTI	Long-Term Incentives
NDCP	Nordstrom Deferred Compensation Plan
NEO	Named Executive Officer
Notice	Notice of Annual Meeting of Shareholders
NYSE	New York Stock Exchange
PEO	Principal Executive Officer
Plan Trustee	Bank of New York Mellon, as trustee of the Nordstrom 401(k) Plan
PSU	Performance Share Unit
Record Date	March 13, 2024
RSU	Restricted Stock Unit
SEC	Securities and Exchange Commission
Semler Brossy	Semler Brossy Consulting Group, LLC
SERP	Supplemental Executive Retirement Plan
TC	Technology Committee of the Board
TSR	Total Shareholder Return

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PROXY SUMMARY
In this Proxy Statement, Nordstrom, Inc. (together with its subsidiaries) is referred to as “Nordstrom,” the “Company,” “we,” “us” or “our.”
You have received these proxy materials because the Board is soliciting your proxy to vote your shares during the 2024 Annual Meeting of Shareholders. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement. Please refer to our Index of Key Terms on page 6 for the meaning of certain terms used in this Proxy Statement.
This Proxy Statement and the related proxy materials were first released to shareholders and made available on the internet on April 11, 2024. Shareholders who held shares as of the close of business on the Record Date may attend the virtual meeting at virtualshareholdermeeting.com/JWN2024.

Proposal No. 1 – Election of Directors (page 26)

The Board recommends a vote “FOR” each of the Board’s twelve nominees.
The Board has nominated a slate composed of twelve talented directors with a balance of leadership experiences, diverse perspectives, strategic skill sets and professional expertise that is essential in furthering our business strategy and objectives, as reflected in their biographies in the section of this Proxy Statement titled “Proposal 1: Election of Directors” on page 28.

Our Director Nominees

					Committee Memberships
Name	Age	Independent	Director Since	Professional Highlights	AFC	CGNC	CPCC	TC
Stacy Brown-Philpot	48	✓	2017	Founder & Managing Partner, Cherryrock Capital	M, F			C
James L. Donald	70	✓	2020	Co-Chairman, Albertsons Companies	M, F		C
Kirsten A. Green	52	✓	2019	Founder & Managing Partner, Forerunner Ventures	M, F			M
Glenda G. McNeal	63	✓	2019	Chief Partner Officer, American Express		C	M
Erik B. Nordstrom	60		2006	Chief Executive Officer, Nordstrom
Peter E. Nordstrom	62		2006	President & Chief Brand Officer, Nordstrom
Amie Thuener O’Toole	49	✓	2022	Vice President and Chief Accounting Officer, Alphabet	C, F			M
Guy B. Persaud	53	✓	2023	President, New Business Unit, Procter & Gamble
Eric D. Sprunk	60	✓	2023	Former COO, Nike		M	M
Bradley D. Tilden Chairman of the Board	63	✓	2016	Chairman of the Board, Nordstrom, Former Chairman and CEO, Alaska Air Group		M
Mark J. Tritton	60	✓	2020	Former President and CEO, Bed Bath & Beyond		M	M
Atticus N. Tysen	58	✓	2023	SVP, Product Development, Chief Information Security and Fraud Prevention Officer, Intuit	M			M

					C	Committee Chair
					M	Committee Member
					F	Financial Expert

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Our Director Nominee Demographics

Nominee Tenure

Board Attendance	Board Committees Chaired by Women

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Board Refreshment	Nominee Age

Relevant Skills and Experience
Our Board’s nominees possess a balance of leadership experiences, diverse perspectives, strategic skill sets and professional expertise that is essential in furthering our business strategy and objectives, including:

Retail Industry		CEO Experience
8		5

Marketing & Customer Experience		Financial Expertise
10		10

Online Scale & Growth		Technology Expertise
	11	7

Risk & Crisis Management		Diversity, Equity, Inclusion & Belonging
9		8
Business Transformation
	11

Proposal No. 2 – Ratification of Independent Accountants (page 35)

The Board recommends a vote “FOR” this proposal.
Qualified and Experienced Independent Auditors
•Deloitte is an independent registered accounting firm that has served Nordstrom for more than 50 years.
•The firm’s expertise and fees are appropriate for the scope of the Company’s needs.

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Proposal No. 3 – Advisory Vote Regarding Executive Compensation (page 71)

The Board recommends a vote “FOR” this proposal.
Compensation Aligned with Performance
•Our executive compensation program aligns with our strategy and our pay-for-performance philosophy.
•We deliver the majority of compensation through a pay-for-performance framework where incentives are based on achieving results. Approximately 85% of our CEO’s fiscal 2023 target compensation was variable or linked to our financial or market results.
•Our Incentive Adjusted EBIT achievement was $718 million and Incentive Adjusted ROIC exceeded the threshold of 7.0%, resulting in a 70% bonus payout on the EBIT measure, which was weighted 100% for the CEO and President & Chief Brand Officer and weighted 75% for all other NEOs.
Fiscal Year 2023 Target Compensation

CEO and President & Chief Brand Officer	Average of All Other NEOs

85%	75%
Performance-Based	Performance-Based

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CORPORATE GOVERNANCE
Our Corporate Governance Framework
Since its founding, our Company’s leaders and employees have always sought to maintain the highest ethical standards in every aspect of our business. Our corporate governance framework is designed to support this tradition of integrity, trust and unyielding commitment to doing the right thing, which has served our customers and shareholders well over the years. Our corporate governance framework, more fully discussed on the following pages, includes the following highlights:

Corporate Governance	✓	10 of 12 Director Nominees are Independent	✓	Independent Chairman
	✓	Regular Executive Session of Independent Directors	✓	Committees Comprised Only of Independent Directors
	✓	The majority of Audit & Finance Committee Members are SEC “Audit Committee Financial Experts”	✓	Annual Evaluations of Board, Committees and Directors
	✓	Authority to Hire Independent Consultants and Experts	✓	Our Only Class of Voting Shares Is Our Common Stock
Shareholder Rights	✓	Annual Election of All Directors	✓	Majority Vote Standard for Uncontested Director Elections
	✓	Each Share of Common Stock Is Entitled to One Vote	✓	Shareholders of 10%+ Entitled to Call Special Meetings
	✓	Annual Say-on-Pay Advisory Vote	✓	Open Communications with Directors
	✓	Regular Outreach to and Engagement of Shareholders
Compensation	✓	Pay-for-Performance Philosophy Guides Executive Compensation	✓	Stock Ownership Policy for Directors and Executive Officers
	✓	Clawback Policy	✓	Hedging and Pledging Policies
	✓	Independent Compensation Consultant Engaged by the CPCC
Strategy and Risk	✓	Company Strategy Oversight by Board	✓	Risk Oversight by Board and Committees Aligned with Company Strategy
	✓	Regular Risk Management Reports to Board and Committees	✓	Compensation Program Designed to Reduce Undue Risk
	✓	Annual Strategy Planning Meeting	✓	Board Oversight of Chief Executive Officer and Management Succession Planning
Board Responsibilities, Leadership Structure and Role in Risk Oversight
The Board oversees, counsels and directs management in promoting the long-term interests of the Company and our shareholders. The Board’s responsibilities include:
•determining the appropriate structure for the senior leadership of the Company;
•selecting and evaluating the performance of the CEO;
•succession planning with respect to the CEO position and monitoring and providing input with respect to management’s succession planning for other senior executives;
•reviewing and approving our major financial objectives, strategic and operational plans and other significant actions;

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•monitoring the conduct of our business and the assessment of our business risks to promote the proper management of the business;
•overseeing the management of data privacy and cybersecurity, including oversight of appropriate risk mitigation strategies, systems, processes and controls; and
•overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with laws and our Code of Business Conduct and Ethics that applies to our non-employee directors and our Code of Conduct & Ethics that applies to all of our employees, including our CEO, CFO and persons performing similar functions.
At this time, the Board believes different people should hold the positions of Chairman and CEO, as this strengthens corporate governance, aids in the Board’s oversight of management and aids in the Board’s oversight and management of risk. Currently, Bradley D. Tilden serves as Chairman and Erik B. Nordstrom serves as CEO. The CEO is responsible for day-to-day leadership and performance of the Company, while the Chairman provides guidance to the CEO and presides over the full Board.
The full Board has primary responsibility for oversight of risk management and has assigned to the Board’s standing Committees the task of focusing on the specific risks inherent in their respective areas of oversight. The full Board:
•considers and determines the Company’s risk appetite, which is the amount of risk the organization is willing to accept;
•oversees management’s implementation of an appropriate system to manage risks (i.e., to identify, assess, mitigate, monitor and communicate these risks) and monitors the effectiveness of this process as the business environment changes;
•provides risk oversight through the Board’s committee structure and processes; and
•directly manages certain risks, in particular, the risks associated with the Company’s strategic direction, which are reviewed at an annual strategy planning meeting and periodically throughout the year.
The Company has a comprehensive, structured approach to managing risks, which are identified, assessed, prioritized and managed at all levels within the Company through an enterprise risk management process which is aligned with the Company’s strategy. Within this framework, management is responsible for assessing and managing the Company’s exposure to risks. Management regularly reports on risks to the relevant Committee or the Board. The Board and its Committees discuss the various risks confronting the Company throughout the year, particularly when reviewing operating and strategic plans and when considering specific actions for approval. The risks are classified into four major categories: Strategic, Compliance, Operational and Financial, and are mapped for appropriate management, Board and Committee oversight.
Through the risk oversight process, the Board:
•obtains an understanding of the risks inherent in the Company’s strategy and management’s execution of the strategy within the agreed risk appetite;
•accesses useful information from internal and external sources about the critical assumptions underlying the strategy;
•is alert for possible dysfunctional behavior within the organization which might lead to excessive risk taking;
•provides input to executive management regarding critical risk issues on a timely basis; and
•encourages open communication and appropriate escalation of reporting of risk throughout the enterprise, striving to ensure that risk management is part of the corporate culture.
The Board’s leadership structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk, thereby increasing the effectiveness of the Board’s role in risk oversight.
Board Oversight of Data Privacy and Cybersecurity

We are a company built on the trust of our customers, employees, business partners and stakeholders.

We are a company built on the trust of our customers, employees, business partners and other stakeholders, and one of the primary ways we maintain that trust is by respecting their privacy rights and safeguarding their information. We strive to communicate our data collection, use and processing practices through clear, comprehensive and easily accessible privacy notices. We empower the individuals we interact with by providing various channels to contact us to raise an issue or concern, or exercise their rights. We also maintain operational procedures to implement effective information management practices.
We believe information security is at the center of any strong data management program and maintaining cyber-readiness and managing cybersecurity risk continue to be areas of critical focus for us. We continually evaluate our data management practices, including our privacy notices, policies and procedures associated with our handling of personal data, and the measures and systems we have in place to help identify, assess, mitigate, respond to and remediate cybersecurity issues or personal data breaches. The Company is also continuously investing in skilled personnel, training and awareness, processes and procedures, insurance coverages, and technologies to keep pace with current and evolving threats, trends and an evolving legal, regulatory and risk landscape.

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The Board recognizes the importance of maintaining the trust and confidence of our stakeholders. Historically, the TC has been the primary governing body for the exercise by the Board of its oversight into matters relating to cybersecurity and data privacy, with periodic reports also given to the AFC relating to these matters. However, in light of the increasing importance of cybersecurity concerns and the corresponding changes to securities disclosure requirements on this topic, the CGNC recently determined to move primary responsibility for oversight of cybersecurity and data privacy risks to the AFC and disband the TC, effective as of the closing of the 2024 Annual Meeting of Shareholders.
We also have an extensive cybersecurity governance framework in place. Our information security and cybersecurity programs are designed to protect information and our information systems from unauthorized access, use, disclosure, disruption, modification or destruction. To more effectively prevent, detect, mitigate and respond to information security threats, the Company has a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide data security strategy, policy, standards, architecture and processes. The program also includes a cyber incident response plan that includes procedures for timely and accurate reporting of any material cybersecurity incident. In maintaining the integrity of our data and systems, we conduct diligence on third-party partners and seek to contractually bind them to stringent privacy and security measures. This commitment seeks to ensure all entities that we contract with that handle personal data adhere to our stringent privacy and security standards in safeguarding our data.
Board Oversight of ESG Issues
The Board views effective oversight and management of ESG issues and their associated risks as vital to the Company’s ability to execute its business strategy and achieve sustainable long-term growth. The Board coordinates with its Committees to provide active Board and Committee level oversight of the Company’s ESG risks. Specifically:

Our Board views effective oversight and management of ESG issues as vital to the Company’s long-term growth.
•The Board oversees ESG risks as part of its oversight of the Company’s business, strategy and enterprise risk management. As part of this oversight, the Board and its Committees receive regular reports on ESG-related matters, such as updates on the Company’s progress towards its sustainability and corporate social responsibility goals, status updates on the Company’s DEIB Goals, reports on any ESG-related engagements with shareholders and information on recent ESG developments, so that the Board can ensure that any material ESG risks and opportunities are appropriately integrated into the Company’s long-term strategy.
•The CGNC is charged with direct responsibility for oversight of risks relating to corporate governance, shareholder engagement, corporate social responsibility and sustainability. The work of the CGNC reflects the Company’s commitment to improving the sustainability of our operations and supply chains, including finding ways to continue to reduce our carbon emissions, reduce waste through innovative programs like BEAUTYCYCLE and increase the number of sustainably sourced products we make available to our customers. The CGNC also has oversight over Board effectiveness, including identifying and recruiting Board members with the appropriate skills and experience, including experience with ESG initiatives, to lead our Company into the future.
•The CPCC is charged with providing feedback on the development, implementation and effectiveness of the Company’s policies, strategies and programs relating to human capital management, including but not limited to, talent management, workplace health and safety, cultural initiatives, employee engagement and employee surveys, and DEIB initiatives. The CPCC has been integral in allowing the Company to continue to find innovative ways to serve and care for our employees, including overseeing our efforts to offer employees flexible work models when and where appropriate, new wellness and mental health resources and to ensure our employees feel supported with the safest possible work environments, all of which have allowed our employees to focus on serving the needs of our customers.
•The AFC is charged with reviewing and discussing with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures, which include risks related to ESG matters, and the steps management has taken to monitor, control and manage such exposures.
To learn more about our ESG initiatives, please refer to our 2022 Impact Report and other information available on our website at nordstrom.com/browse/nordstrom-cares. The information contained or referred to on our website is not deemed to be incorporated by reference into this Proxy Statement unless otherwise expressly noted.

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Director Independence
A Director is considered independent when our Board affirmatively determines the Director has no material relationship with the Company, other than as a Director. Our Board makes this determination in accordance with the standards set forth in our Corporate Governance Guidelines, which are consistent with the listing standards of the NYSE and applicable SEC rules. In making this determination, the Board considers existing relationships between the Company and the Director, whether directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board has affirmatively determined that each of the Director nominees, except Erik Nordstrom and Peter Nordstrom, is independent within the meaning of the listing standards of the NYSE, applicable SEC rules and the Company’s Corporate Governance Guidelines.
Chairman of the Board and Presiding Director
The Company has a Chairman of the Board who is also an independent Director and who serves as the Presiding Director within the meaning of the listing standards of the NYSE. Currently, Bradley D. Tilden serves as the Company’s Chairman.
The Chairman is appointed annually by the Board. As described in the Company’s Bylaws, Corporate Governance Guidelines and the charter of the CGNC, the Chairman:
•presides at meetings of the Board;
•assists in establishing the agenda for each Board and Board Committee meeting;
•serves as the Presiding Director to lead executive sessions at each meeting of the Board in which only independent Directors participate;
•calls special meetings of the Board and/or the shareholders;
•provides input and support to the Chair of the CGNC on nominees to fill vacant Board seats and the selection of Committee Chairs and membership on Board Committees;
•advises the CEO and other members of the executive team on matters such as strategic direction, corporate governance and overall risk assessment; and
•performs other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.
Director Elections
The Company’s Bylaws provide that, in an uncontested election, a Director nominee will be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. An incumbent Director nominee who fails to receive the requisite votes for election will continue to serve as a Director until the earlier of: (i) 90 days from the date on which the voting results of the election are determined; or (ii) the date on which an individual is selected by the Board to fill the position held by such Director. In any election which is a contested election (meaning that the number of Director nominees exceeds the number of Directors to be elected), the standard for election of Directors is a plurality of the votes cast by holders of shares entitled to vote in the election at a meeting.
Management Succession Planning
The Board and management believe that one of their primary responsibilities is to ensure the Company has the appropriate leadership and talent pipeline to effectively deliver upon its business commitments. The Company’s management is actively engaged and involved in leadership development, having regular discussions of the leadership capabilities of the organization and the attraction, development and retention of critical talent to promote future success. In addition to the Company’s regular review of leadership capabilities, the Board annually conducts a detailed review of the talent strategies for the entire organization and reviews succession plans for senior leadership positions, including that of the CEO. The Board reviews high-potential employees, evaluates plans to develop their management and leadership capabilities and sanctions the strategies used to deploy these individuals most effectively. In addition to the annual review, succession is regularly discussed in executive sessions of the Board and in Board Committee meetings, as applicable. Directors become familiar with potential successors for key leadership positions through various means, including the comprehensive annual talent and succession review, Board meeting presentations and less formal interactions throughout the course of the year.
Our entire Board is responsible for implementing succession procedures for the CEO. We believe the Board, led by our Chairman, should collaborate with the CEO on the critical aspects of the succession planning process, including establishing selection criteria, identifying and evaluating candidates and making management succession decisions. The Board has procedures in place to respond to an unexpected vacancy in the CEO position, including a detailed review of the succession plan annually by the Board. It is the Board’s practice to be prepared for a planned or unplanned change in leadership in order to ensure the stability of the Company.

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Board Committees and Charters
The Board currently has four standing Committees: Audit and Finance Committee (“AFC”); Compensation, People and Culture Committee (“CPCC”); Corporate Governance and Nominating Committee (“CGNC”); and Technology Committee (“TC”). The Board, upon recommendation by the CGNC, determined to disband the TC effective as of the closing of the 2024 Annual Meeting of Shareholders and allocate a substantial portion of the TC’s responsibilities to the AFC. These changes reflect the Board’s perspective that the AFC is best equipped to oversee specific risks related to technology and information security, and demonstrate the Board’s agility in adjusting its governance structure to meet the needs of the organization.
Each Committee has a Board-approved charter which is reviewed annually by the respective Committee. Recommended changes to each charter, if any, are submitted to the CGNC and the Board for approval. The Board makes Committee and Committee Chair assignments annually at the Board meeting held in tandem with the Annual Meeting, although further changes to Committee assignments may be made from time to time as deemed appropriate by the Board. The Board has determined that the Chairs and all Committee members are independent under the applicable NYSE rules. Committee charters and current Committee membership are posted on our Investor Relations Website.

Audit and Finance Committee
As more fully described in its charter, the primary responsibilities of the AFC are to assist the Board in fulfilling its oversight responsibility by:
•reviewing the Company’s financial statements and ensuring the integrity of those statements;
•evaluating the accounting, auditing and financial reporting processes of the Company;
•managing business and financial risk and the internal controls environment;
•assessing the Company’s compliance with legal and regulatory requirements and ethics programs as established by management and the Board, in conjunction with any recommendations by the CGNC with respect to corporate governance matters; and
•reviewing the reports resulting from the performance of audits by the independent auditor and the internal audit team.
In addition, the AFC provides financial oversight by:
•evaluating the qualifications, independence and performance of the Company’s independent auditors;
•assessing the performance of the Company’s internal audit team;
•advising on the Company’s capital structure, financial policies, capital investments, business and financial planning and related matters;
•reviewing the Company’s tax strategies and the implications of actual or proposed tax law changes;
•overseeing the Company’s dividend payment and share repurchase strategies, banking relationships, borrowing facilities and cash management; and
•monitoring the Company’s compliance with covenants under its outstanding indebtedness and borrowing facilities.

The Audit and Finance Committee provides financial oversight of the Company’s management, internal audit function and independent auditors.

The AFC regularly reviews enterprise-level risks (including commercial, supply chain and cybersecurity risks) and compliance with laws and regulations. The AFC also meets privately and separately with the independent registered public accounting firm, the CFO and the Vice President, Internal Audit.
In addition to meeting the independence requirement for AFC members, the Board has determined that each current member of the AFC also meets the financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE. While the members of the AFC are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting, the Board has determined that the majority of AFC members qualify as “audit committee financial experts” under the regulations of the SEC.
As previously noted, following the disbanding of the TC after the 2024 Annual Meeting of Shareholders, the AFC will assume additional responsibility related to technology and cybersecurity.

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CORPORATE GOVERNANCE
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Compensation, People and Culture Committee
As more fully described in its charter, the primary responsibilities of the CPCC are to assist the Board in fulfilling its oversight responsibility by:
•developing the overall compensation philosophy for the Company’s Executive Officers in light of the Company’s goals and objectives. The executives are referenced in the Executive Officer section beginning on page 37 and include the NEOs shown in the CD&A on page 39 and other business unit presidents and Company executives with responsibility for major organizational functions who report to the CEO or other senior executives;
•selecting performance measures aligned with the Company’s business strategy;
•assessing risk relating to compensation;
•overseeing key talent initiatives such as DEIB;
•administering the Company’s cash and equity-based compensation plans for executives;

Our Compensation, People and Culture Committee oversees our strategies and goals relating to the development of our employees throughout the organization.
•administering benefit plans, retirement and deferred compensation or other perquisites offered to the Executive Officers and other eligible employees; and
•annually evaluating the corporate goals and objectives relative to the compensation for executives, and evaluating the Executive Officers’ performance in light of these goals and objectives.
The CPCC has the sole authority to retain such consultants and advisors as it may deem appropriate and to approve related fees and other retention terms. The CPCC has retained Semler Brossy, an independent compensation consulting firm, to advise the CPCC on executive compensation and benefit matters. Semler Brossy provides such services only as directed by the CPCC. During fiscal year 2023, Semler Brossy’s services included a review of executive and Director pay programs, a review of the compensation peer group and other pay-related matters specific to the CPCC’s charter. With respect to Director pay, Semler Brossy provides its services to the CGNC. The CPCC has determined that Semler Brossy is independent under the rules of the NYSE and that its work for the CPCC does not raise any conflict of interest.
A consultant from Semler Brossy attends CPCC meetings and supports the CPCC by providing independent expertise on market practices and trends in executive compensation within the general industry and the peer group defined for such purposes. Additionally, the consultant provides advice regarding the composition of the Company’s peer group and analysis of peer group practices for base salary, performance-based bonus, LTIs and other compensation elements and advice on management’s proposed levels of executive compensation. Semler Brossy also advises the CPCC on compensation program design, including incentive structure, stock ownership guidelines, regulatory requirements related to executive compensation, plans submitted to shareholders for approval, governance responsibilities and such other matters as assigned by the CPCC from time to time as necessary to carry out its responsibilities under its charter.

Corporate Governance and Nominating Committee
As more fully described in its charter, the primary responsibilities of the CGNC are to assist the Board in fulfilling its oversight responsibility by:
•evaluating potential nominees for election to the Board and determining the composition of Board Committees;

Our Corporate Governance and Nominating Committee regularly reviews best practices to ensure the proper functioning of the Board and its Committees.

•evaluating possible conflicts of interest of Board members and the Company’s Executive Officers;
•approving the Company’s Corporate Governance Guidelines;
•periodically reviewing the Company’s Code of Conduct & Ethics and Code of Business Conduct and Ethics with respect to corporate governance matters;
•advising on policies and practices of the Company in the area of corporate governance and compliance;
•evaluating and recommending to the Board the form and amount of Director compensation;
•performing the annual performance evaluation of the Board, the Directors and each Committee of the Board; and
•overseeing succession procedures to be followed in the case of an emergency or the retirement of the CEO.

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CORPORATE GOVERNANCE
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Technology Committee
As previously noted, the Board, upon recommendation by the CGNC, determined to disband the TC effective as of the closing of the 2024 Annual Meeting of Shareholders and allocate a substantial portion of the TC’s responsibilities to the AFC.
As more fully described in its charter, the primary responsibilities of the TC during the previous fiscal year were to assist the Board in fulfilling its oversight responsibility by:
•advising on the Company’s technology strategy;
•overseeing the Company’s technology acquisition and development process to ensure ongoing business growth;
•evaluating the Company’s data management and automation processes and measurement and tracking systems;
•providing guidance on the necessity or desirability of any third-party audits or certifications (including, but not limited to, System and Organization Controls 2, ISO 27001 or Health Information Trust Alliance certification);
•reviewing the Company’s technology risk management, including but not limited to, the Company’s policies and safeguards for information technology, information security, prevention and detection of technology-based fraud, cybersecurity, data security and privacy, as well as risks and incidents with respect to information technology and data security;
•reviewing the efficacy of the Company’s cybersecurity policies, controls and procedures, including the Company’s information security training programs and initiatives and cyber incident response and recovery plan; and
•overseeing material technology investments.
With the oversight of the TC:
•in addition to the Payment Card Industry Data Security Standard (PCI-DSS), Systems and Organization Controls 2 (SOC2) and Sarbanes-Oxley Act (SOX) assessments, the Company’s information security program was assessed by a third-party advisor each of the last five years to evaluate team maturity and to evaluate any improvements or opportunities;
•the Company delivered training on various information security and privacy topics on an annual basis to all employees, with additional technical security training provided to engineers and technology workers. The Company’s compliance team maintained and delivered the training program and tracked completion against compliance targets; and
•phishing exercises and security awareness campaigns were also designed and delivered periodically throughout the year to all employees.
The TC also regularly reviewed any information technology and data security incidents as a standing agenda item each time the TC met.
Board Meetings and Attendance
The Board held seven formal meetings during fiscal year 2023, one of which was devoted principally to Company strategy. During the past fiscal year, the AFC held seven formal meetings and the CPCC, CGNC and TC each held four formal meetings. Each Director attended at least 75% of the aggregate of all formal meetings of the Board and the Committees on which they served during the year, and overall attendance at formal meetings, on a combined basis, was 96%. Independent members of the Board met at each formal meeting of the Board in executive session without management present. Directors are expected to attend the Annual Meeting of Shareholders, if practicable. All nominees who were Directors at the time of our 2023 Annual Meeting of Shareholders attended that meeting.

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Director Compensation and Stock Ownership Guidelines
The Company’s pay-for-performance philosophy for Director compensation reflects the Board’s belief that payment of a majority of the Director fees in the form of Common Stock aligns the interests of Directors with the interests of the Company’s shareholders and enhances Director compensation when the Company performs well. The Board believes the Director fees paid by the Company should be competitive with other companies having similar characteristics. Employee Directors of the Company are not paid any fees for serving as members of the Board. Non-employee Director compensation is discussed in this section.

Non-Employee Director Annual Compensation Elements for 2023	Amount ($)*
Director Retainer	85,000
AFC Chair Retainer	30,000
CPCC Chair Retainer	20,000
CGNC Chair Retainer	15,000
TC Chair Retainer	15,000
Grant Date Value of Director Equity Grant of Common Stock	150,000
Grant Date Value of Chairman of the Board Equity Grant of Common Stock	200,000
* Directors may elect to take some or all of their cash retainer fees in Common Stock.

Our Directors are required to hold stock having a value of at least $450,000 by their fifth anniversary of joining the Board. This amount is in excess of 4.5x the annual cash retainer.

Under the Director stock ownership guidelines, Directors are currently required to own Common Stock having a value of at least $450,000 by their fifth anniversary of joining the Board. This amount is in excess of four and one-half times the annual Director cash retainer. As of the Record Date, each nominee for election at the Annual Meeting had either satisfied this obligation or had time remaining to do so. Under the Company’s policy, a Director is deemed to be in compliance with the stock ownership guidelines once their holdings of Common Stock meet or exceed the threshold, and will remain in compliance, notwithstanding any decline in the value of Common Stock, unless and until the Director sells shares.

Changes for 2024
At the August 2023 Board meeting, after consideration of recommendations made by the CGNC, the following pay component changes were made to Director compensation beginning in the board year starting after the 2024 Annual Meeting of Shareholders to better align pay with that of our peer companies, as shown on page 48:
•increased the annual cash Director retainer from $85,000 to $97,500;
•increased the annual Director equity grant of Common Stock from a grant date fair value of $150,000 to a grant date fair value of $165,000;
•increased the annual AFC Chair retainer from $30,000 to $40,000;
•increased the annual CPCC Chair retainer from $20,000 to $35,000; and
•increased the annual CGNC Chair retainer from $15,000 to $30,000.
As previously noted, the Board, upon recommendation by the CGNC, determined to disband the TC effective as of the closing of the 2024 Annual Meeting of Shareholders.

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CORPORATE GOVERNANCE
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Non-Employee Director Summary Compensation Table
During the fiscal year ended February 3, 2024, non-employee Directors of the Company received the following compensation for their services:

Name	Retainers Earned or Paid in Cash ($)(a)(b)	Stock Awards ($)(b)(c)	All Other Compensation ($)(d)	Total ($)
Stacy Brown-Philpot	100,000	149,987	4,879	254,866
James L. Donald	105,000	149,987	18,028	273,015
Kirsten A. Green	85,000	149,987	17,654	252,641
Glenda G. McNeal	100,000	149,987	42,447	292,434
Amie Thuener O’Toole	115,000	149,987	10,842	275,829
Guy B. Persaud	42,500	74,994	—	117,494
Eric D. Sprunk	85,000	149,987	17,168	252,155
Bradley D. Tilden	85,000	349,987	6,367	441,354
Mark J. Tritton	85,000	149,987	4,655	239,642
Atticus N. Tysen	106,250	187,480	3,709	297,439
(a) Retainers Earned or Paid in Cash
The amounts reported reflect the cash retainer paid to each non-employee Director, whether or not such retainers were deferred. The annual cash retainers paid to Directors for service on the Board in 2023 was $85,000. In addition to the annual cash retainer, Stacy Brown-Philpot received $15,000 in cash for service as Chair of the TC, James Donald received $20,000 in cash for service as Chair of the CPCC, Glenda McNeal received $15,000 in cash for service as Chair of the CGNC and Amie Thuener O’Toole received $30,000 in cash for service as Chair of the AFC. Guy Persaud was appointed to the Board after the 2023 Annual Meeting on September 21, 2023, and received a pro-rata cash retainer of $42,500 to reflect his service for the portion of the year that he served as a Director. Atticus Tysen was appointed to the Board prior to the 2023 Annual Meeting on January 3, 2023, and in addition to receiving the annual cash retainer, he received a pro-rata cash retainer of $21,250 to reflect his service for the portion of the year that he served as a Director leading up to the 2023 Annual Meeting.
(b) Deferred Compensation Program
Non-employee Directors may elect to defer all or a part of their cash retainers and stock awards under the DDCP. Directors are required to make advance elections to defer the receipt of retainers or stock awards, and all deferral elections generally are irrevocable. Directors are also required to make advance elections about the form and timing of the distribution of their deferred cash retainers or stock awards.
In 2023, cash deferrals could be directed among 14 deemed investment alternatives, and gains and losses for cash deferrals were posted to the Director’s account daily based on their investment elections. In addition, plan participants were offered a fixed rate option of 4.18% in 2023, which was not subsidized by the Company, but rather was a rate based on guaranteed contractual returns from a third-party insurance company provider. Deferred stock awards are credited to the Director’s account as units. Each unit in the DDCP is equal in value to the price of one share of Common Stock. Each deferred unit is credited with dividends, in the form of additional units, to the same extent as a share of Common Stock.
During the fiscal year ended February 3, 2024, Glenda McNeal deferred 100% of her cash retainer into the DDCP.
(c) Stock Awards
The amounts reported reflect the grant date fair value associated with each Director’s stock awards. Director stock awards are generally made on the first open trading day following the Annual Meeting. Fractional shares are not awarded or paid in cash. The grant date fair value of the 2023 annual stock awards was $150,000. In recognition of the significant time and attention in performing the duties required of the position, our Chairman of the Board is annually awarded an additional stock award having a grant date value of $200,000. Guy Persaud was appointed to the Board after the 2023 Annual Meeting on September 21, 2023, and received a pro-rata stock award having a grant date fair value of $75,000 to reflect his service for the portion of the year that he served as a Director. Atticus Tysen was appointed to the Board prior to the 2023 Annual Meeting on January 3, 2023, and in addition to receiving the annual stock award, he received a pro-rata stock award having a grant date fair value of $37,500 to reflect his service for the portion of the year that he served as a Director leading up to the 2023 Annual Meeting.

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(d) All Other Compensation
All Directors, their spouses and eligible children may participate in the Company’s employee merchandise discount program. The program provides a discount of 33% for purchases at Nordstrom stores and Nordstrom.com and 20% for purchases at Nordstrom Rack stores, NordstromRack.com and our restaurants. A 40% discount is available at certain times of the year on specific merchandise. The merchandise discount provided to the Directors is the same as for all other eligible management and high-performing non-management employees. During the fiscal year ended February 3, 2024, All Other Compensation consisted only of merchandise discounts for all Directors.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended February 3, 2024, no member of the CPCC was an employee or officer of the Company or any of its subsidiaries or had any relationship otherwise requiring disclosure.
Code of Conduct & Ethics and Code of Business Conduct and Ethics
We have adopted a Code of Conduct & Ethics that applies to all of our employees, including our CEO, CFO and persons performing similar functions. We have also adopted a Directors’ Code of Business Conduct and Ethics that applies to all of our non-employee Directors. Copies of each of these codes are posted on our Investor Relations Website. A grant of a waiver to a Director or Executive Officer from a provision of the codes requiring disclosure under applicable law, if any, will be disclosed on our Investor Relations Website.
Hedging and Pledging Policies
Our insider trading policy prohibits Directors and Executive Officers from engaging in hedging or short sale transactions with respect to the Company’s Common Stock. With respect to pledging of Common Stock, our insider trading policy also subjects Directors and Executive Officers to a pre-clearance requirement and other restrictions, including that pledged shares may not be counted toward the Company’s stock ownership guidelines. Employees who are not Executive Officers or certain other key insiders are not covered by these policies. Our Executive Officers, in the aggregate, have less than 0.2% of the Company’s outstanding shares pledged to third parties.
Shareholder Engagement
Nordstrom recognizes the value of, and is committed to engaging with, our shareholders, as our relationship with the investment community is an important part of our success. Our engagement efforts allow us to better understand our shareholders’ priorities and provide us with critical input about the issues that matter most to them. These conversations provide invaluable insight into our shareholders’ perspectives. The Board and its Committees take into account shareholder views and ideas, among other considerations, when making decisions relating to the Company’s business and long-term strategy.
We also conduct outreach throughout the year to ensure we understand and are aware of the issues that matter most to our shareholders and are able to address them appropriately. Throughout this past year, the Company interacted with the investment community and provided access to select members of management through its participation in an investor conference, calls with buy-side and sell-side analysts in the regular course of business, meetings hosted by sell-side investment analysts, management-hosted store tours and governance meetings.
We plan to continue engagement and outreach with the investment community as we seek to further enhance our understanding of shareholder priorities.
Website Access to Corporate Governance Documents
The charters for each of the standing Committees of the Board, the Company’s Corporate Governance Guidelines, the Articles of Incorporation, the Bylaws, the Code of Conduct & Ethics and the Code of Business Conduct and Ethics, as well as all Company filings made with the SEC, may be accessed on our Investor Relations Website.

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ESG ISSUES
Diversity, Equity, Inclusion and Belonging
Our commitment to fostering a diverse, equitable and inclusive environment is key to our mission of helping our customers feel good and look their best. Over the past several years, we’ve amplified our efforts in this area and set ambitions to achieve by the end of 2025.
To lead and drive this work, we’ve operationalized DEIB through consistent reviews with Erik Nordstrom, our Chief Executive Officer, and Lisa Price, our Chief Human Resources Officer. In addition, our DEIB team serves as a center of excellence within the human resources organization and collaborates with leaders across the business to develop and embed equitable and inclusive strategies. Progress toward our DEIB ambitions is tracked and reviewed regularly by our executive team and Board.
To learn more about our DEIB initiatives, please refer to our 2022 Impact Report and other information available on our website at nordstromcares.com. The information contained or referred to on our website is not deemed to be incorporated by reference into this Proxy Statement unless otherwise expressly noted.

Driving Equity
We believe in equity throughout the retail industry and aim to use our resources, influence and platform to foster greater representation of diversity. As a leader in our industry, we also have a responsibility to welcome a broader base of customers to our stores and find creative ways to serve them on their terms.
Our intent is to provide a more inclusive product offering to a wider swath of consumers and to consciously collaborate with and support emerging brands, finding creative ways to support their products in our stores and online.

Creating an Inclusive Culture
We are committed to making Nordstrom a place where employees feel they can achieve their career goals through ongoing growth and development opportunities, along with fair and transparent performance management and promotion processes. We have several initiatives underway to facilitate belonging and connection among our teams. One way we do this is through our employee-led, Company-sponsored ERGs, which represent a variety of seen and unseen identities.
In 2023, eight groups served and were led by our employees, providing Company-wide programming to advance understanding and celebrate voices from across our organization:
•AsPIRE (Asian Pacific-Islander Resources for Employees)
•Black Employee Network
•¡Hola! (Hispanic and/or Latinx)
•NordstromPLUS (LGBTQIA+)
•Nordstrom Veterans Group
•Parents @ Nordstrom
•Thrive (Diverse Ability)
•Women in Nordstrom

We are committed to creating a culture where employees feel they can bring their whole selves to work.
We seek to listen to and learn from employees across our organization through our open-door policy, by conducting regular listening sessions and utilizing our annual Voice of the Employee survey. We regularly review survey results against industry benchmarks to hold ourselves accountable as we continue to improve and evolve our workplace environment.
We are committed to creating a culture where employees feel they can bring their whole selves to work and achieve their career goals through ongoing growth and development opportunities and fair and transparent performance management and promotion processes.

Strengthening Our Talent Pipeline
We believe we have a role to play in contributing to the positive change that’s needed to address systemic racial inequity. We have several initiatives in place to improve pathways into fashion and retail for diverse communities as we work toward our 2025 ambitions.
As we work to drive meaningful change toward a more diverse and equitable industry, we’re continuing to partner with organizations that invest in improved pathways for fashion, design and retail talent.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES
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In 2023, we supported a product management coursework and mentorship program at Morehouse College, National Retail Federation’s Student Program, and Harlem’s Fashion Row and their non-profit ICON360 with their inaugural Historically Black Colleges and Universities professor summit.
Corporate Social Responsibility

Our values have long served as a north star for our Company — they are deeply embedded in the way we do business and guide the decisions we make, the partnerships we form and the causes we support.
Our values have long served as a north star for our Company — they are deeply embedded in the way we do business and guide the decisions we make, the partnerships we form and the causes we support.
We believe the responsibility we have to our employees, customers and communities extends well beyond our operations. Our ambition is to make meaningful, positive contributions in the communities where we operate and produce, take responsibility for the impacts of our business, and pursue innovation that raises the bar for social and environmental issues in fashion and retail. We aim to inspire our customers to practice conscious consumption and offer them several ways to do so.

Our corporate social responsibility strategy, set in 2020, includes five-year ambitions focused on environmental sustainability, human rights and corporate philanthropy. Within these three categories, we’ve identified specific impact areas and set measurable goals that are integrated into the work of teams across our business. These goals guide us as we work to address areas where our Company and industry have the most impact and create positive change.

Taking Care of the Planet
We are committed to improving the sustainability of our operations and product value chains. To that end, we have set science-based targets to reduce our contribution to global climate change and are working to minimize plastic and packaging waste in our supply chain. We also established science-based targets to reduce our greenhouse gas emissions for scope 1 (direct emissions from sources we own or control), scope 2 (indirect emissions from purchased electricity, heat and cooling) and scope 3 (indirect emissions associated with products we sell).
As we work toward our 2025 sustainability goals, we continue to invest in partnerships and new initiatives that invite our customers, our industry peers and our employees to join in our efforts.
One example is our beauty take-back and recycling program, BEAUTYCYCLE, through which we aim to take back 100 tons of beauty packaging waste by 2025. As of 2023, we’ve collected over 50 tons of beauty packaging, bringing us more than halfway to our goal. We also partner with Give Back Box to make it easy for customers to donate their gently used clothing, shoes and accessories.

TOM FORD
FRAGRANCE MINIS
Introducing Nordstrom
BEAUTYCYCLE
Many common personal care items come in packaging that is challenging to recycle. We're helping you move towards a zero-waste beauty routine by accepting a wide variety of empty containers that will be recycled into new products. We're aiming high—100 tons by 2025.
Today's empties = tomorrow's haul.
Explore even more Sustainable Beauty at Nordstrom.com.
WE ACCEPT:
Hair Care - Empty bottles, tubes, and caps from shampoo, conditioner and styling products
Skin Care - Empty bottles, tubes, and dispensers from cleansers, toners, and moisturizers
Makeup - Empty tubes, tubs, twist-up containers, pans and palettes from all cosmetics
Regular, travel and sample sizes welcome.
WE CAN'T ACCEPT:
Aerosol cans
Perfume and nail polish or nail polish remover bottles
Electronics (hair and skin care tools)
Full bottles of product
Bio-medical or bio-hazardous waste
Introducing Nordstrom
BEAUTYCYCLE

Respecting Human Rights
We are committed to creating safe and fair workplaces for the people who make our products and conduct due diligence to help support human rights and responsible sourcing. Our Human Rights and Responsible Sourcing program is based on international standards, upholding our Partner Code of Conduct and using third-party assessments to engage our suppliers on relevant policies and programs. Policies and programs were strengthened during the year and are assessed cyclically.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES
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Investing in Our Communities

One of our central values in corporate philanthropy is providing basic needs for youth and families in the communities where we are located. In 2023, our employees teamed up with Shoes That Fit and Nike to deliver brand-new shoes to kids across the country. With help from our customers, we exceeded our goal to raise $1 million and donate more than 50,000 pairs of shoes to kids in local communities.
On Giving Tuesday, we launched our holiday giving campaign with our partners Big Brothers Big Sisters and Operation Warm, raising funds with our customers to foster mentoring relationships and to donate coats to kids who need them most. On Giving Tuesday alone, our employees allocated over $1 million to the causes they care about and volunteered over 2,500 hours.

Awards
We are humbled to have been recognized over the years for our commitment to providing great service and creating a culture where every customer and employee is welcome, respected and able to be their authentic selves.
In 2023, we were included on Fortune’s list of Most Admired Companies, Time’s list of the World’s Best Companies, Forbes’ list of the World’s Best Employers, as well as several Newsweek lists, including Best Customer Service, Best Retailer, Best Online Shops, World’s Most Trustworthy Companies, America’s Greatest Workplaces and more. For 18 consecutive years, Nordstrom has scored 100% on the Human Rights Campaign’s Corporate Equality Index, which rates companies on their policies and practices toward the LGBTQ community. These recognitions are a testament to our incredible people who continue to bring the heritage of service and values to life at Nordstrom.

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PROPOSAL 1:	ELECTION OF DIRECTORS

The Board recommends a vote “FOR” each of the Board’s twelve nominees.
Twelve nominees, recommended by the Board, will be elected at the Annual Meeting, each to hold office until the 2025 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. All of the nominees listed in this Proposal 1 are currently Directors of the Company. The Board appointed Guy Persaud to the Board in September 2023 upon the recommendation of the CGNC. In recruiting Mr. Persaud, the CGNC utilized a search firm to help identify director prospects, perform candidate outreach, assist in reference checks and provide other related services.
Director Qualifications, Experience and Nominating Process
The CGNC is responsible for identifying and recommending to the Board the nominees to stand for election as Directors at each Annual Meeting of Shareholders or, if applicable, at a special meeting of shareholders, or to be appointed to fill vacancies on the Board.
In nominating Director candidates or appointing new Directors, the CGNC considers such factors as it deems appropriate, including whether there are any evolving needs of the Board with respect to a particular field, skill or experience, with the goal of assisting the Board in providing oversight of, and strategic advice to, Company management. These factors may include judgment, skill, experience with businesses and other organizations, the candidate’s experience and skill set relative to those of other members of the Board, the extent to which the candidate would be a desirable addition to the Board and any Committees of the Board and any other factors the Board deems appropriate. In particular, the Board considers the following important in evaluating candidates for Directors:

DESIRED SKILL	NORDSTROM BUSINESS CHARACTERISTICS	WHAT THE SKILL REPRESENTS

Retail Industry	We are a leading fashion retailer devoted to helping customers feel good and look their best.	Large national-scale retail company experience.
Marketing & Customer Experience	As customer expectations change, we must evolve our core value of providing excellent customer service to meet customers on their terms.	Expertise in customer service and background in marketing leadership.
Online Scale & Growth	Over the past several years, we have made investments to transform into an interconnected model to meet shifting customer expectations.	Experience leveraging online platforms to grow and scale business.
Risk & Crisis Management	With a large workforce and operations across the United States, we are subjected to frequent emerging risks and crises. We are committed to accurate and disciplined management of those risks and crises, legal and regulatory compliance, and accurate disclosure.	Experience helping organizations navigate fast-paced and dynamic situations involving emerging risks and crises.
Business Transformation	In our effort to give customers the most relevant products, we are changing the way we’ve historically thought about our business model – developing and entering into novel arrangements with brands around the world to give our customers more choices than ever before.	Expertise in overseeing the transformation of business in a dynamic, ever-changing industry.
CEO Experience	With more than 350 retail locations across the United States, as well as multiple supply chain facilities and a robust digital presence, we are a large and complex organization.	Experience as a Chief Executive Officer.
Financial Expertise	We are a large public company requiring complex financial forecasts, reporting and other business considerations.	Ability to understand financial data and use that data to make decisions around business strategy.
Technology Expertise	We are continually investing in technology to enhance the customer experience.	Demonstrated leadership and expertise relating to digital platforms, information technology, data security and/or data analytics.
Diversity, Equity, Inclusion and Belonging	Our commitment to fostering a diverse, equitable, and inclusive environment is key to our mission of helping our customers feel good and look their best.	Demonstrated leadership and experience relating to DEIB related matters.

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PROPOSAL 1 ELECTION OF DIRECTORS
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In addition to these factors, the CGNC also considers a Director candidate’s diversity of background during the evaluation and selection process of nominees. In this context, diversity is broadly construed to mean varied skills, backgrounds and experiences, which include gender and ethnicity, as well as other differentiating characteristics, all in the context of the requirements and needs of the Board at that point in time. The CGNC does not have a formal policy regarding how diversity of background should be applied in identifying or evaluating Director candidates, and, depending on the current needs of the Board, the CGNC may weigh certain factors more or less heavily.
The CGNC will consider the qualifications of Director candidates recommended by shareholders, and evaluate each of them using the same criteria the CGNC uses for incumbent candidates. Shareholders who wish to submit nominees for election as Directors should follow the procedures described on page 76. No Director candidates were recommended by our shareholders for election at the Annual Meeting.
Collectively, our Directors bring to our Board a wealth of executive leadership experience derived from their service as senior executives of complex corporations. As a group, they also bring extensive Board experience and a diversity of perspectives on the challenges facing the Company and the retail industry at this time.
The chart below outlines some of the qualifications each Director candidate brings to the Board. However, the lack of a mark in any specific box does not mean that the candidate does not possess that qualification. Instead, the skills and qualifications noted below are those reviewed by the CGNC and the Board in making nomination decisions and as part of the Board succession planning process. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well positioned to provide strategic advice and effective oversight to Company management.
Nominee Characteristics

Director Nominees
	Stacy Brown-Philpot	James L. Donald	Kirsten A. Green	Glenda G. McNeal	Erik B. Nordstrom	Peter E. Nordstrom	Amie Thuener O’Toole	Guy B. Persaud	Eric D. Sprunk	Bradley D. Tilden	Mark J. Tritton	Atticus N. Tysen	Totals
Retail Industry		●	●	●	●	●		●	●		●		8/12
Marketing & Customer Experience	●	●	●	●	●	●		●	●	●	●		10/12
Online Scale & Growth	●	●	●		●	●	●	●	●	●	●	●	11/12
Risk & Crisis Management		●			●	●	●	●	●	●	●	●	9/12
Business Transformation	●	●		●	●	●	●	●	●	●	●	●	11/12
CEO Experience	●	●			●					●	●		5/12
Financial Expertise	●	●	●	●	●		●	●	●	●	●		10/12
Technology Expertise	●		●		●			●	●		●	●	7/12
Diversity, Equity, Inclusion and Belonging	●			●			●	●	●	●	●	●	8/12
Gender	Woman	Man	Woman	Woman	Man	Man	Woman	Man	Man	Man	Man	Man	4/12 Women
Racially/Ethnically Diverse	Black	White	White	Black	White	White	White	Black/Asian	White	White	White	White	3/12 Diverse

27	2024 Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
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Our Director Nominees
Information related to the Director nominees is set forth below and on the following pages, including age and the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director for the Company.

Stacy Brown-Philpot
Skills and Qualifications
Ms. Brown-Philpot brings to the Board innovation, operational and entrepreneurial experience, digital, branding and marketing expertise, as well as financial and accounting skills. She provides unique insights to elevate the consumer experience in a global digital economy, as well as needed insights into the attraction and retention of technology talent, with a particular emphasis on technology talent from underrepresented communities. Her service on the board of HP, Inc. provides her with experience in corporate governance matters and key skills in working with directors, understanding board processes and functions, assessing risk and overseeing management.

Independent Director Joined the Board: 2017
Age 48
Career Highlights
•2023 to present: Founder and Managing Partner of Cherryrock Capital, a venture capital firm
•2016 to 2020: Chief Executive Officer of TaskRabbit, Inc., a digital home services labor platform company
•2013 to 2016: Chief Operating Officer of TaskRabbit, Inc.
•2012: Entrepreneur-in-Residence at Google Ventures, the venture capital investment arm of Alphabet, Inc.
•Prior to 2012: Various directorial positions at Google, including two years as the company’s Senior Director of Global Consumer Operations; Senior Analyst at Goldman Sachs; Senior Associate at PricewaterhouseCoopers

Nordstrom Board Committee Memberships
TC (Chair)
AFC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	HP, Inc. (since 2015)	None
What Nordstrom products help you feel good and look your best?
A wrap dress or a sweater and jeans that fit well!

James L. Donald
Skills and Qualifications
Mr. Donald brings to the Board over 45 years of experience in leadership roles at consumer-facing businesses ranging from hospitality to retail. Mr. Donald has a wealth of knowledge and expertise in navigating the fast-paced and dynamic environment facing the Company today. In addition, his proven track record of leading large companies through complex and challenging environments makes him an invaluable resource to the Board.

Independent Director Joined the Board: 2020
Age 70
Career Highlights
•2019 to present: Co-Chairman of the Board for Albertsons Companies, one of the largest food and drug retailers in the United States
•2019: Chief Executive Officer of Albertsons
•2018: President and Chief Operating Officer of Albertsons
•2013 to 2015: Chief Executive Officer of Extended Stay America, Inc., one of the largest integrated hotel owner/operators in the United States
•Prior to 2013: Chief Executive Officer of Haggen, Inc.; Chief Executive Officer of Starbucks Corporation

Nordstrom Board Committee Memberships
CPCC (Chair)
AFC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	Albertsons Companies, Inc. (since 2019)	None
What Nordstrom products help you feel good and look your best?
A classic blazer.

2024 Proxy Statement	28

PROPOSAL 1 ELECTION OF DIRECTORS
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Kirsten A. Green
Skills and Qualifications
Ms. Green brings to the Board extensive experience in consumer and digital commerce focused businesses and provides unique insights with respect to the challenges and opportunities of today’s rapidly evolving digital commerce landscape. Ms. Green has deep domain expertise and an understanding of consumer behaviors, brand building and products.

Independent Director Joined the Board: 2019
Age 52
Career Highlights
•2010 to present: Founder and Managing Partner of Forerunner Ventures, a venture capital firm. In her role with Forerunner Ventures, Ms. Green has served on the boards of directors of numerous private companies since 2013
•Prior to 2010: Equity Research Analyst at Banc of America Securities; Senior Associate at Deloitte & Touche LLP

Nordstrom Board Committee Memberships
AFC
TC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	Northern Star Investment Corp. II (2021 to 2023) Northern Star Investment Corp. IV (2021 to 2023) Hims and Hers Health, Inc. (2020 to 2023)
What Nordstrom products help you feel good and look your best?
Versatile pieces I can wear in meetings during the day, as well as out to events and dinners in the evenings.

Glenda G. McNeal
Skills and Qualifications
Ms. McNeal brings to the Board extensive experience in business development, innovation and customer relationship management, as well as financial, accounting and senior leadership skills. Ms. McNeal provides unique insights on strategic planning, risk oversight and operational matters. Ms. McNeal’s service on public company boards provides her with experience with corporate governance matters and key skills in working with directors, understanding board processes and functions, and assessing risk and overseeing management.

Independent Director Joined the Board: 2019
Age 63
Career Highlights
•2024 to present: Chief Partner Officer of American Express, a globally integrated payments company
•2017 to 2024: President of Enterprise Strategic Partnerships of American Express, a globally integrated payments company
•2011 to 2017: Executive Vice President and General Manager of the Global Client Group of American Express
•1989 to 2011: Positions of increasing responsibility at American Express
•Prior to 1989: Arthur Andersen, LLP; the investment banking firm of Salomon Brothers, Inc.

Nordstrom Board Committee Memberships
CGNC (Chair)	Other Current Public Boards	Previous Public Boards in Past 5 Years
CPCC	None	RLJ Lodging Trust (2011 to 2022)
What Nordstrom products help you feel good and look your best?
Elevated, high-quality pieces with a bit of edge and personality.

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PROPOSAL 1 ELECTION OF DIRECTORS
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Erik B. Nordstrom
Skills and Qualifications
Mr. Nordstrom has spent more than 40 years with the Company, holding positions of increasing responsibility that have spanned all aspects of the retail business. Through roles in buying, regional management, and digital and store operations, he has gained a deep understanding of the customer and the foresight needed to navigate an evolving industry. Throughout his tenure, he has driven critical investments in new capabilities to blend the digital and physical experiences, bringing Nordstrom closer to customers and serving them how, where and when they want to shop. In 2021, Mr. Nordstrom joined the board of directors for The Jim Pattison Group, a diversified holding company and one of Canada’s largest privately held companies.

Director Joined the Board: 2006
Age 60
Career Highlights
•2020 to present: Chief Executive Officer of Nordstrom, Inc.
•2015 to 2020: Co-President of Nordstrom, Inc.
•2014 to 2015: Executive Vice President and President, Nordstrom.com of Nordstrom, Inc.
•2006 to 2014: Executive Vice President and President, Stores of Nordstrom, Inc.
•2000 to 2006: Executive Vice President, Full-Line Stores of Nordstrom, Inc.
•2000: Executive Vice President and Northwest General Manager of Nordstrom, Inc.
•1995 to 2000: Co-President of Nordstrom, Inc.
•1979 to 1995: Various other management and sales positions of increasing responsibility
Nordstrom Canada Retail, Inc., Nordstrom Canada Holdings, LLC and Nordstrom Canada Holdings II, LLC, which are indirect subsidiaries of the Company, have commenced a wind-down of their business operations, obtaining an Initial Order from the Ontario Superior Court of Justice under the Companies’ Creditor Arrangement Act on March 2, 2023 to facilitate the wind-down in an orderly fashion. Erik Nordstrom served as a director and/or officer of such entities.

Nordstrom Board Committee Memberships
None
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	None
What Nordstrom products help you feel good and look your best?
Outside of the office - high quality athletic wear and a comfortable pair of running shoes.
Erik Nordstrom and Peter Nordstrom are brothers, great-grandsons of the Company’s founder and the second cousins of James Nordstrom, Jr., Chief Merchandising Officer for the Company.

Peter E. Nordstrom
Skills and Qualifications
Mr. Nordstrom has spent more than 40 years with the Company, holding positions of increasing responsibility that have spanned all aspects of the retail business. Throughout his career, he has helped Nordstrom innovate the customer shopping experience and redefine the role fashion plays in customers’ lives through bold investments in emerging categories and partnerships with both established and new brands and designers. He has led major strategic initiatives that have strengthened Nordstrom’s reputation in the fashion industry and kept the brand relevant, such as building the designer offering, evolving Nordstrom’s mix of brands and categories and bringing in limited distribution brands as exclusive partners. He also hosts The Nordy Pod, Nordstrom’s first podcast, which he launched in 2022.

Director Joined the Board: 2006
Age 62
Career Highlights
•2020 to present: President & Chief Brand Officer of Nordstrom, Inc.
•2015 to 2020: Co-President of Nordstrom, Inc.
•2006 to 2015: Executive Vice President and President, Merchandising of Nordstrom, Inc.
•2000 to 2006: Executive Vice President, Full-Line Stores of Nordstrom, Inc.
•2000: Executive Vice President and Director of Full-Line Store Merchandise Strategy of Nordstrom, Inc.
•1995 to 2000: Co-President of Nordstrom, Inc.
•1978 to 1995: Various other management and sales positions of increasing responsibility

Nordstrom Board Committee Memberships
None

	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	None
What Nordstrom products help you feel good and look your best?
Too many to count and list!
Erik Nordstrom and Peter Nordstrom are brothers, great-grandsons of the Company’s founder and the second cousins of James Nordstrom, Jr., Chief Merchandising Officer for the Company.

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PROPOSAL 1 ELECTION OF DIRECTORS
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Amie Thuener O’Toole
Skills and Qualifications
Ms. Thuener O’Toole brings to the Board more than 25 years of finance and accounting experience. Her experience in a variety of senior leadership roles at some of the world’s most innovative companies brings valuable perspectives in finance and accounting matters, including financial planning and reporting, risk assessment, incentive compensation plans and finance advice and support for all mergers and acquisitions activities. She brings to the Board a wealth of knowledge and expertise regarding strategic finance in the context of a rapidly growing and quickly-changing business.

Independent Director Joined the Board: 2022
Age 49
Career Highlights
•2018 to present: Vice President and Chief Accounting Officer of Alphabet Inc., one of the world’s leading technology conglomerate holding companies
•2013 to 2018: Vice President and Chief Accountant of Alphabet Inc.
•1996 to 2012: Managing Director, Transaction Services of PricewaterhouseCoopers

Nordstrom Board Committee Memberships
AFC (Chair)
TC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	None
What Nordstrom products help you feel good and look your best?
Shoes!

Guy B. Persaud
Skills and Qualifications
Mr. Persaud brings to the Board more than 15 years of leadership experience in the consumer retail industry and a track record of identifying and operating high-growth and value-creation business opportunities outside of Procter & Gamble’s traditional business units. He has a unique track record of delivering outstanding shareholder return and driving large-scale transformations in a wide range of business and cultural contexts, successfully leading businesses in key global markets such as the U.S., China, Europe, and Latin America. He has significant experience in marketing and brand management, as well as operational expertise in key functions that include research and development, sales, supply chain, manufacturing, acquisitions, product innovation and e-commerce.

Independent Director Joined the Board: 2023
Age 53
Career Highlights
•2021 to present: President of New Business Unit of Procter & Gamble, a global consumer goods company
•2015 to 2021: Senior Vice President and General Manager of Procter & Gamble Latin America
•1995 to 2015: Various roles of increasing responsibility at Procter & Gamble

Nordstrom Board Committee Memberships
None

	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	None
What Nordstrom products help you feel good and look your best?
Brushed cotton blazers with great jeans and boots.

31	2024 Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
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Eric D. Sprunk
Skills and Qualifications
Mr. Sprunk brings to the Board more than 25 years of leadership experience in the consumer retail industry and a track record of driving financial performance and large-scale transformations within a complex global business. He has significant experience in marketing, finance and accounting, as well as operational expertise in key functions that include manufacturing, sourcing, sales and procurement, and product development. His service on public company boards provides additional experience with corporate governance matters, assessing risk and overseeing management.

Independent Director Joined the Board: 2023
Age 60
Career Highlights
•2013 to 2020: Chief Operating Officer of Nike Inc., a global apparel company
•2008 to 2015: Executive Vice President of Global Product and Merchandising of Nike
•2001 to 2008: Executive Vice President of Global Footwear of Nike
•1993 to 2001: Various executive roles at Nike, including Vice/General Manager of America’s Region, General Manager of Footwear Europe, Middle East and Africa, and Chief Financial Officer of Europe, Middle East and Africa
•1987 to 1993: Certified public accountant at Price Waterhouse

Nordstrom Board Committee Memberships
CPCC
CGNC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	Bombardier Inc. (2021 to present) General Mills, Inc. (2015 to present)	None
What Nordstrom products help you feel good and look your best?
Sport coats with high-quality dress shirts and denim.

Bradley D. Tilden
Skills and Qualifications
Mr. Tilden brings to the Board executive, operational, strategic planning and financial experience, as well as insights with respect to customer rewards programs in the consumer services industry. Mr. Tilden’s public company board service provides him with experience with corporate governance matters and key skills in working with directors, understanding board processes and functions, assessing risk and overseeing management.

Independent Director Joined the Board: 2016
Age 63
Career Highlights
•2021 to 2022: Chairman of Alaska Air Group, Inc., an airline holding company comprised of Alaska Airlines, Inc., and Horizon Air, Inc.
•2014 to 2021: Chairman and Chief Executive Officer of Alaska Air Group, Inc.
•2012 to 2014: President and Chief Executive Officer of Alaska Air Group, Inc.
•2008 to 2012: President of Alaska Air Group, Inc.
•2002 to 2008: Executive Vice President of Finance and Planning of Alaska Air Group, Inc.
•2000 to 2008: Chief Financial Officer of Alaska Air Group, Inc.
•Prior to 2000: Vice President of Finance at Alaska Air Group, Inc.; PricewaterhouseCoopers

Nordstrom Board Committee Memberships
CGNC

	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	Alaska Air Group, Inc. (2010 to 2022)
What Nordstrom products help you feel good and look your best?
Well-made jeans with a dress shirt and classic blue blazer.

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PROPOSAL 1 ELECTION OF DIRECTORS
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Mark J. Tritton
Skills and Qualifications
Mr. Tritton brings to the Board over 30 years of experience in retail and apparel businesses, providing him deep insights into consumer behavior, brand building and operational matters which are key to the Company’s business. In addition, as a former CEO of a public company retailer, Mr. Tritton has unique insights into the challenges facing our Company and our industry.

Independent Director Joined the Board: 2020
Age 60
Career Highlights
•2019 to 2022: President and Chief Executive Officer of Bed Bath & Beyond Inc., an omnichannel retailer selling a wide assortment of domestic merchandise and home furnishings online and through several brand retail storefronts
•2016 to 2019: Executive Vice President and Chief Merchandising Officer of Target Corporation, an omnichannel retailer selling everyday essentials and fashionable, differentiated merchandise at discounted prices online and through several brand retail storefronts
•2009 to 2016: Executive Vice President and Division President of the Nordstrom Product Group of Nordstrom, Inc.
On April 23, 2023, Bed Bath & Beyond Inc. filed a voluntary Chapter 11 petition with the United States Bankruptcy Court for the District of New Jersey.

Nordstrom Board Committee Memberships
CPCC
CGNC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	Bed Bath & Beyond Inc. (2019 to 2022)
What Nordstrom products help you feel good and look your best?
Stylish footwear and quality skin care products.

Atticus N. Tysen
Skills and Qualifications
Mr. Tysen brings to the Board more than three decades of engineering and information security experience. Mr. Tysen also has a wealth of knowledge and expertise regarding technology, cybersecurity and fraud prevention in the context of a rapidly growing and quickly-changing business. His background will add to the diversity of experience already represented across our Board and help us hone an increasingly important area of focus for the retail industry.

Independent Director Joined the Board: 2023
Age 58
Career Highlights
•2021 to present: Senior Vice President Product Development, Chief Information Security and Fraud Prevention Officer of Intuit Inc., a global provider of business and financial management solutions
•2020 to 2021: Senior Vice President, Chief Information Security Officer, Chief Fraud Prevention Officer and Chief Information Officer of Intuit Inc.
•2013 to 2020: Senior Vice President and Chief Information Officer of Intuit Inc.

Nordstrom Board Committee Memberships
AFC
TC
	Other Current Public Boards	Previous Public Boards in Past 5 Years
	None	None
What Nordstrom products help you feel good and look your best?
Casual chinos paired with a great shirt.

33	2024 Proxy Statement

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AUDIT AND FINANCE COMMITTEE REPORT
The AFC operates under a written charter adopted by the Board. The charter contains a detailed description of the scope of the AFC’s responsibilities and how they will be carried out. The AFC’s charter is available on our Investor Relations Website.
The AFC currently consists of five Directors, each of whom has been determined by the Board to meet the heightened independence requirements under SEC and NYSE Listed Company Rules. In addition, the Board has determined that four of the members of the AFC are “audit committee financial experts” under SEC rules.
The AFC serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. As part of its responsibilities for oversight of the Company’s Enterprise Risk Management process, the AFC reviews and discusses Company policies and processes with respect to risk assessment and risk management, including discussions of individual risk areas. Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte, the Company’s independent registered public accounting firm, reports to the AFC, and is responsible for performing an integrated audit of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with auditing standards generally accepted in the United States.
Deloitte and the Company’s internal auditors have full access to the AFC. The auditors meet with the AFC at each of the AFC’s regularly scheduled meetings, with and without management being present, to discuss appropriate matters. The AFC has also discussed with the independent auditors the matters required to be discussed under the applicable rules of the Public Company Accounting Oversight Board and the SEC. The AFC has the sole authority to engage, evaluate and terminate the Company’s independent auditors. The AFC also pre-approves all auditing services, internal control-related services and permitted non-audit services to be performed by the Company’s independent auditors, and periodically reviews whether to request proposals for the engagement of the independent audit firm. The AFC recommended to the Board that the audited consolidated financial statements for the fiscal year ended February 3, 2024 be included in the Company’s 2023 Annual Report for such fiscal year, based on the following actions by the Committee:
•review of the Company’s audited consolidated financial statements with management;
•review of the unaudited interim financial statements and Form 10-Q prepared each quarter by the Company;
•review of the Company’s Disclosure Committee practices and the certifications prepared each quarter in accordance with Sections 302 and 906 of the Sarbanes-Oxley Act of 2002;
•review with management of the critical accounting estimates on which the financial statements are based, as well as its evaluation of alternative accounting treatments;
•receipt of management representations that the Company’s financial statements were prepared in accordance with GAAP;
•review, with management, the internal auditors and Deloitte, of management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and Deloitte’s evaluation of the Company’s internal controls over financial reporting;
•review, with legal counsel and management, of contingent liabilities;
•receipt of the written disclosures and letter from Deloitte required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with AFCs Concerning Independence; and
•review with Deloitte of Deloitte’s independence, the audited consolidated financial statements, the matters required to be discussed by Auditing Standard No. 16 Communications with AFCs, as amended, and other matters, including Rule 2-07 of SEC Regulation S-X.

Audit and Finance Committee

Amie Thuener O’Toole, Chair	Stacy Brown-Philpot	James L. Donald	Kirsten A. Green	Atticus N. Tysen

2024 Proxy Statement	34

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PROPOSAL 2:	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote “FOR” this proposal.
The AFC, consistent with NYSE and SEC rules, has appointed Deloitte to be the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025. Deloitte and its predecessors have served as the Company’s independent registered public accounting firm for over 50 years, including the fiscal year ended February 3, 2024. As a matter of good corporate practice to provide shareholders an avenue to express their views on this matter, the Board has determined to seek shareholder ratification of Deloitte’s appointment at this time. If the shareholders do not ratify the appointment of Deloitte, the Board will reconsider the appointment. A representative of Deloitte will attend the Annual Meeting to respond to questions and to make a statement if desired.
Audit Fees
The following table summarizes fees billed or expected to be billed to the Company in connection with services by Deloitte:

	Fiscal Year Ended February 3, 2024		Fiscal Year Ended January 28, 2023
Type of Fee	($)	(%)	($)	(%)
Audit Fees(a)	4,765,000	92	3,658,000	89
Audit-Related Fees(b)	431,000	8	389,000	9
Tax Fees(c)	—	—	67,000	2
TOTAL	5,196,000	100	4,114,000	100
(a) Audit Fees primarily relate to fees for services for: (i) auditing the consolidated financial statements of the Company; (ii) reviewing the interim financial information of the Company included in its Form 10-Qs; and (iii) auditing the Company’s internal controls over financial reporting. Substantially all of Deloitte’s work on these audits was performed by full-time, regular employees and partners of Deloitte and its affiliates.
(b) Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal controls over financial reporting, services related to the issuance of the Company’s securities and accounting research tool subscription fees. This amount does not reflect additional amounts of $383,171 for fiscal year ended February 3, 2024, and $383,246 for fiscal year ended January 28, 2023, which were reimbursed to the Company by its banking partner in connection with the System and Organization Controls report related to the Company’s credit card servicing activities.
(c) Tax Fees are fees related to advice and recommendations on Canadian customs and import duty filings for the fiscal year ended January 28, 2023.
Pre-Approval Policy
Consistent with SEC policies regarding auditor independence, the services performed by Deloitte for the fiscal years ended February 3, 2024 and January 28, 2023 were pre-approved in accordance with the policies and procedures adopted by the AFC. The pre-approval policy is periodically reviewed and updated. It describes the permitted audit, audit-related, tax and other services that Deloitte may perform.
Normally, pre-approval is provided at regularly scheduled AFC meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been assigned to the Chair of the AFC. The Chair is responsible for updating the AFC at the next regularly scheduled meeting of any services that were pre-approved between meetings.
The AFC approves proposed services, which incorporates appropriate oversight and control of the Deloitte relationship, while permitting the Company to receive immediate assistance from Deloitte when time is of the essence.

35	2024 Proxy Statement

PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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The Committee also reviews on a regular basis:
•a listing of approved services since its last review;
•a report summarizing the year-to-date services provided by Deloitte, including fees paid for those services; and
•a projection for the current fiscal year of estimated fees.
The policy prohibits the Company from engaging the independent registered public accountants for services billed on a contingent fee basis and from hiring current or former employees of the independent auditor who have not satisfied the statutory cooling-off period for certain positions.

2024 Proxy Statement	36

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EXECUTIVE OFFICERS
The Executive Officers of the Company are appointed annually by the Board following each year’s Annual Meeting and serve at the discretion of the Board. In addition to Erik Nordstrom and Peter Nordstrom, whose biographical information is provided under Election of Directors on page 30, the following are the other Executive Officers of the Company on the filing date of this Proxy Statement.

Fanya Chandler
Employee since 1991
Age 52
President, Nordstrom Stores since September 2023. Previously, she served as Senior Vice President, Southwest Regional Manager from 2015 to 2019, and again from 2020 until 2023. From 2019 to 2020, she served as Senior Vice President, President, Trunk Club. Ms. Chandler has held several leadership positions across the organization during her more than 30 years with Nordstrom.

Alexis DePree
Employee since 2020
Age 45
Chief Supply Chain Officer since January 2020. Ms. DePree previously served as Vice President of Americas Sort Centers and Planning at Amazon.com, Inc. from 2018 to 2020, and as Amazon’s Vice President of Global Supply Chain Operations from 2016 to 2018. From 2007 to 2016, she held executive positions with increasing responsibility at Target Corporation, prior to which she was employed at Dell Technologies Inc. in various leadership positions from 2001 to 2005. Ms. DePree currently serves as a director at Arhaus, Inc.

Gemma Lionello
Employee since 1988
Age 58
President, Nordstrom Rack since September 2023. Previously, Ms. Lionello served as Senior Vice President and Regional Manager of the Northeast Region for Nordstrom and Nordstrom Rack. Throughout her 35-year tenure with the Company, Ms. Lionello has held various leadership roles, including multiple regional manager roles for both Nordstrom and Nordstrom Rack and nearly a decade successfully leading Nordstrom’s Beauty and Accessories teams as General Merchandise Manager.

Jason Morris
Employee since 2023
Age 48
Chief Technology and Information Officer since May 2023. Prior to Nordstrom, Mr. Morris served as Senior Vice President, Enterprise Business Services for Walmart Global Tech from January 2021 to April 2023. From 2016 to 2021, Mr. Morris served as Vice President of Retail Technology for Walmart Inc. From 2000 to 2016, he held positions with increasing responsibility at Walmart Inc.

James F. Nordstrom, Jr.
Employee since 1986
Age 51
Chief Merchandising Officer since September 2023. Previously, he served as Chief Stores Officer from April 2022 until September 2023, and President, Stores from May 2014 to April 2022. From 2005 to 2014, Mr. Nordstrom served as Executive Vice President and President, Nordstrom.com. He previously served as Corporate Merchandise Manager, Children’s Shoes, from May 2002 to February 2005, and as a project manager for the design and implementation of the Company’s inventory management system from 1999 to May 2002. Mr. Nordstrom is a great-grandson of the Company’s founder.

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EXECUTIVE OFFICERS
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Lisa Price
Employee since 2023
Age 51
Chief Human Resources Officer since November 2023. Previously, Ms. Price served as Executive Vice President and Chief Human Resources Officer of Domino’s Pizza, Inc. from August 2019 to November 2023. Prior to Domino’s, Ms. Price served as a member of the human resources team at Nordstrom from 2015 to 2019, most recently as Senior Vice President of Human Resources. Before Nordstrom, Ms. Price spent more than 20 years at Starbucks supporting the company’s rapid growth and global expansion in a variety of human resources roles, last serving there as Vice President of Partner Resources.

Cathy R. Smith
Employee since 2023
Age 60
Chief Financial Officer since May 2023. Ms. Smith has more than 30 years of financial leadership experience across multiple industries and organizations. Most recently, she served as the Chief Financial Officer and Chief Administrative Officer of Bright Health Group from 2020 to 2023. Prior to Bright Health, she served as Target Corporation’s Chief Financial Officer from 2015 to 2020. Throughout her distinguished career, Ms. Smith has also held Chief Financial Officer roles at several other companies, including Express Scripts, Walmart International, GameStop, Centex, Kennametal, Textron and Raytheon. Ms. Smith currently serves as a director at PPG Industries and Baxter International. Previously, she served as a director for Dick’s Sporting Goods.

Ann Munson Steines
Employee since 2019
Age 58
Chief Legal Officer, General Counsel and Corporate Secretary since April 2022. Ms. Steines joined the Company as General Counsel and Corporate Secretary in July 2019. Previously, she was Senior Vice President, Deputy General Counsel and Assistant Secretary for Macy’s, Inc. for approximately ten years. Ms. Steines joined Macy’s, Inc. in 1998 as Assistant Counsel, Employment Law, and rose through positions of increasing responsibility until her appointment as Deputy General Counsel and Assistant Secretary. Prior to Macy’s, Ms. Steines was a Senior Attorney with the Overnite Transportation Company, a subsidiary of Union Pacific Corporation. Ms. Steines began her legal career with Dinsmore & Shohl in Cincinnati, Ohio in 1990 and then practiced law with the law firm of Michael Best & Friedrich in Milwaukee, Wisconsin.

Kenneth J. Worzel
Employee since 2010
Age 59
Chief Customer Officer since April 2022. Previously, he served as Chief Operating Officer from August 2019 to April 2022. From 2018 to August 2019, Mr. Worzel served as Chief Digital Officer, from 2016 to 2019 as President of Nordstrom.com, and from 2010 to 2016, as Executive Vice President, Strategy and Development. Prior to joining the Company, he was a partner with McKinsey & Company, a global management consulting firm, from 2009 to 2010. While at McKinsey, he provided the Company and other clients with management strategy and organizational services. Prior to joining McKinsey, he was a Managing Partner at Marakon Associates, an international strategy consulting firm, from 1992 to 2008. As a Partner at Marakon Associates, he provided consulting services to the Company from 1997 to 2008. Mr. Worzel currently serves as a director of State Farm Mutual Automobile Insurance Company.

2024 Proxy Statement	38

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation, People and Culture Committee Report
The CPCC has reviewed and discussed with management the CD&A included in this Proxy Statement. The CPCC believes the CD&A represents the intent and actions of the CPCC with regard to executive compensation and has recommended to the Board that it be included in this Proxy Statement for filing with the SEC.

Compensation, People and Culture Committee

James L. Donald, Chair	Glenda G. McNeal	Eric D. Sprunk	Mark J. Tritton

Compensation Discussion and Analysis

Table of Contents

39	Executive Summary
42	Framework for Executive Compensation
47	Compensation Governance
This section describes our executive compensation program and the compensation decisions made for our fiscal year 2023 NEOs. Michael Maher separated on June 16, 2023.

Erik B. Nordstrom	Chief Executive Officer
Cathy R. Smith	Chief Financial Officer
Jason Morris	Chief Technology and Information Officer
Peter E. Nordstrom	President & Chief Brand Officer
Kenneth J. Worzel	Chief Customer Officer
Michael W. Maher	Former Interim Chief Financial Officer and Chief Accounting Officer

Executive Summary
We remain committed to delivering profitable growth while improving the customer experience. Our results reflect our focus throughout 2023 on our three priorities: improve Nordstrom Rack performance, increase inventory productivity and optimize our supply chain. We will continue to build on the progress we made in 2023 as we focus our efforts on three refreshed key priorities in 2024: driving Nordstrom banner growth, optimizing operationally and building on momentum at the Rack.
Driving Nordstrom banner growth – Our first priority is to drive growth at our Nordstrom banner, with a focus on digital-led growth supported by our stores. In 2024, we plan to launch our digital marketplace on Nordstrom.com, which will allow us to grow our curated online assortment to serve more customers on even more occasions through increasing our use of unowned inventory. Marketplace will allow our customers to shop more products and sizes from their favorite brands, while providing them more access to new and emerging brands. Expanding our assortment through unowned inventory has the potential to drive Operational Gross Merchandise Value (GMV) growth in addition to providing compelling economics.
We will also focus on driving growth at our Nordstrom banner through increasing customer engagement and improving retention. We will do this through amplifying the brands that matter most to our customers and ensuring we have consistent depth in these brands across our stores and online, with our Beauty division playing a prominent role.

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Optimizing operationally – We made significant progress on our supply chain initiatives in 2023, which drove improvements in customer experience and profitability. We delivered a better experience to our customers through faster delivery, lower cancellation rates and increased accuracy of inventory, while also driving cost savings. In the fourth quarter of 2023, our team delivered the sixth consecutive quarter of 50-plus basis points of improvement in variable supply chain expense savings, while at the same time improving our click-to-delivery speed.
We plan to build upon these successes in 2024, with the end goal of enhancing the customer experience through faster delivery and improving our cost position by maximizing our inventory value throughout its lifecycle. We are making investments in systems and technology enablers to standardize and streamline our inventory processes, expanding the scale of our radio-frequency identification utilization and improving the inventory movement within our business.
Building on momentum at Nordstrom Rack – In 2023, we opened 19 new stores and our intent is to open 22 new stores in 2024. We believe new Rack stores are a great investment, with returns that exceed our cost of capital and have a short payback period. Expanding our network of stores also brings our omnichannel services closer to the customer, giving them more reasons and opportunities to engage with us.
Our priority for 2024 is to continue building on our momentum from 2023 and deliver topline Rack growth, led by stores and supported by enhanced digital capabilities. We aim to deliver great brands at great prices for our customers at Nordstrom Rack, and we continue to improve by growing the most desirable brands offered, driving greater engagement and profitability at NordstromRack.com and expanding our reach and convenience with new Rack stores in key markets.
We are proud of the efforts that we undertook in 2023, as well as the outcomes that enhanced the customer experience and drove improved financial results. We are committed to delivering profitable growth while improving the customer experience, and we expect 2024 to be a year of continued momentum toward the long-term strength and durability of our business.
Shareholders Support Our Compensation Program
Our shareholders approved our Board’s recommendation to hold executive compensation advisory votes on an annual basis so that they may frequently and openly express their views about the compensation of our NEOs. Each year since 2011, more than 90% of the votes cast have been supportive of our compensation programs. The CPCC took shareholders’ sustained support into account as it continued to implement similar compensation policies and programs in fiscal year 2023.
We Emphasize Variable Pay and Balance Short- and Long-Term Incentive Values
In accordance with our pay-for-performance philosophy, the compensation program for our NEOs is straightforward in design and includes four primary elements: base salary, performance-based bonus, LTIs and benefits. Within these pay elements, we emphasize variable pay over fixed pay, with at least 72% of each NEO’s target compensation linked to our financial or market results, with the exception of the Former Interim Chief Financial Officer and Chief Accounting Officer for whom 55% of target compensation was variable, consistent with other similarly leveled executives. The program also balances the importance of these executives achieving both critical short-term objectives and strategic long-term priorities. The following graphics represent fiscal year 2023 target direct compensation (excluding benefits) for the CEO, President & Chief Brand Officer and other NEOs, and exclude new-hire cash and equity awards made in 2023 to Cathy Smith and Jason Morris, as discussed on page 43 and 44.

CEO and President & Chief Brand Officer	Average of All Other NEOs

85%	75%
Performance-Based	Performance-Based

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Our Variable Pay Reflects Company Performance
Our pay-for-performance design includes rigorous performance goals and high performance standards. Further, with a substantial portion of pay in the form of Common Stock, pay outcomes align with our shareholders’ interests. This is evidenced by our NEOs’ recent performance-based annual cash bonus payouts and grant realizable values as of fiscal year end 2023, as shown in the following tables.

Performance-Based Annual Cash Bonus	2019	2020	2021	2022	2023
CEO and President & Chief Brand Officer actual bonus payouts as a % of target	47%	0%	128%	0%	70%
Incentive Adjusted EBIT weighting as a % of target	100%	100%	100%	100%	100%
Average of all other NEOs actual bonus payouts as a % of target	56%	0%	128%	0%	65%
Incentive Adjusted EBIT weighting as a % of target	67%	67%	100%	100%	75%

Grant Realizable %	2019	2020	2021	2022	2023
CEO and President & Chief Brand Officer (realizable value as a % of grant value)	0%	58%	0%	36%	50%
Average of all other active NEOs (realizable value as a % of grant value)	12%	88%	43%	36%	107%
The table above reflects realizable values for active NEOs shown as a percent of grant values in the year of grant, based on the actual values at the time of vest and current unvested values using our 2023 fiscal year-end stock price of $18.12 and a 75% payout percentage for the 2022 and 2023 PSU awards (the minimum percentage that would have been earned as of fiscal year end).
The PSUs granted on March 9, 2020 were cancelled on August 18, 2020 and are not reflected in the above table.
The CPCC reviews these results and other analyses with the goal of ensuring that the NEOs’ aggregate compensation aligns with shareholder interests. Based on these and other outcomes, the CPCC believes that total direct compensation for our NEOs reflects our pay-for-performance philosophy and is well aligned with shareholder interests.

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Effective Corporate Governance Reinforces Our Compensation Program
Our compensation philosophy for our executive team, including our NEOs, is reflected in governance practices that support the needs of our business, drive performance and align with our shareholders’ interests. Below is a summary of what we do and don’t do in that regard.

WHAT WE DO		WHAT WE DON’T DO
✓
Pay-for-performance: Our compensation program for NEOs emphasizes variable pay over fixed pay, with at least 72% of each NEO’s target compensation linked to our financial or market results, with the exception of the Former Interim Chief Financial Officer and Chief Accounting Officer, for whom 55% of target compensation was variable, consistent with other similarly leveled executives.
Provide employment agreements.
Offer separation benefits to our NEOs who are Nordstrom family members.
Offer special perquisites to our NEOs.
Maintain separate change in control agreements.
✓	Retain meaningful stock ownership guidelines: Our expectations for ownership align executives’ interests with those of our shareholders, and each continuing NEO has exceeded his or her target.	Reprice underwater stock options.
Issue grants below 100% fair market value.
✓
Mitigate undue risk: We have caps on potential performance-based bonus payments, a Clawback Policy on performance-based compensation and active and engaged oversight and risk management systems, including those related to compensation-related risk.
Pay dividends on any unearned or unvested equity awards.
Permit hedging or short-sale transactions.
✓	Engage an independent compensation consulting firm: The CPCC’s consultant does not provide any other services to the Company.	Count pledged shares toward stock ownership targets.
✓	Apply conservative post-employment and change in control provisions.
✓
Limit accelerated vesting: Our equity plan provides for accelerated vesting of equity awards after a change in control only if an executive is involuntarily terminated by the Company without cause or resigns for good reason, a provision referred to as a “double trigger.”

✓	Restrict pledging activity: All Executive Officers are subject to pre-clearance requirements and restrictions.
✓	Receive strong shareholder support: Each year since 2011, more than 90% of the votes cast have been supportive of our compensation programs.

Framework for Executive Compensation
Our Pay and Benefits Philosophy
•We believe that if our customers win, our employees and shareholders win – our interests are aligned.
•We pay for performance by investing in talent that delivers results and demonstrates the behaviors that drive our success, while not encouraging excessive risk taking.
•We deliver competitive pay and benefits for all jobs and differentiate pay for critical jobs that directly impact our ability to deliver on our strategy.
•We use objective market data to design flexible pay and benefits programs to help attract, retain, motivate and reward our employees and meet the needs of specific talent groups.
•We provide equal pay and promotion opportunities for all employees and give them the information they need to clearly understand their pay and effectively manage their careers.

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Each Element of Compensation Has Its Own Purpose
Our compensation program for NEOs is made up of four primary elements outlined on the following table. Each element has its own purpose based on our fundamental premise of pay-for-performance and our pay and benefits philosophy, as previously described. Additional information is provided on the following pages.

Compensation Element	Purpose
Base Salary (Page 43)	Reflect scope of the role and individual performance through base-line cash compensation.
Performance-Based Annual Cash Bonus (Page 43)	Motivate and reward contributions to annual operating performance and long-term business strategy with cash that varies based on results.
LTIs (Page 45)	Promote alignment of executive decisions with Company goals and shareholder interests where value varies with Company stock performance.
Benefits (Page 46)	Provide meaningful and competitive broad-based and executive benefits that support healthy lifestyles and contribute to financial security.
Pay Changes for 2023
On an annual basis, the CPCC reviews base salary, performance-based bonus target opportunity and LTI target annual grant value for each of the executives in consideration of the upcoming fiscal year. CPCC decisions for fiscal year 2023 targets for the NEOs are summarized in this section and shown as a year-over-year comparison. Cathy Smith and Jason Morris joined the Company on May 29, 2023 and May 1, 2023, respectively, and did not receive the 2023 LTI annual grant. See LTIs on page 45 for information on one-time equity grants. In 2023, the base salaries, target bonus opportunities and target LTI of all other NEOs remained unchanged.

	Base Salary ($)		Performance-Based Annual Cash Bonus (Target Opportunity as a % of Base Salary)		LTI Annual Grant (Target Grant Value as a % of Base Salary)
Name	FYE 2022	FYE 2023	FYE 2022	FYE 2023	FYE 2022	FYE 2023
Erik B. Nordstrom	758,500	758,500	200	200	350	350
Cathy R. Smith	N/A	875,000	N/A	125	N/A	250
Jason Morris	N/A	830,000	N/A	80	N/A	175
Peter E. Nordstrom	758,500	758,500	200	200	350	350
Kenneth J. Worzel	895,000	895,000	125	125	250	250
Michael W. Maher	525,000	525,000	50	50	70	70
Base Salary
The CPCC begins its annual review of base salary for the NEOs through discussion with the CEO and President & Chief Brand Officer on the expectations and achievements of each executive during the previous year, as well as their pay history and pay equity with other internal roles. The CPCC then references similar roles in peer companies to ensure they are within a competitive range of the peer group median. NEOs do not necessarily receive increases in base salary every year. When they do, the changes are generally effective in March.
Performance-Based Annual Cash Bonus
The opportunity for annual performance-based cash awards under our shareholder-approved Nordstrom, Inc. EMBP is designed to focus the NEOs on the alignment between annual operating performance and long-term business strategy.
In determining the target bonus opportunities, the CPCC takes into account the mix of pay elements, market pay information for similar roles within our peer group and the internal relationship between roles within the Company.
In support of our pay-for-performance philosophy, the maximum bonus payout, which is associated with superior performance, is 250% of an executive’s target bonus opportunity. This maximum is higher than is common among our retail peers because we believe it is important to continue encouraging and paying rewards when we achieve truly superior results. Under our approach, truly superior results are rarely achieved. In the past ten years, we have not paid out bonuses in excess of 150% of target.
For fiscal year 2023, the CPCC maintained the financial performance measures of Incentive Adjusted EBIT, which emphasizes the importance of earnings and its role in driving shareholder value, and Incentive Adjusted ROIC, which ensures our overall performance aligns directly with shareholder returns over the long term.
The weighting of the Incentive Adjusted EBIT measure remained at 100% for the CEO and President & Chief Brand Officer. For the other NEOs, the weighting of the Incentive Adjusted EBIT measure was modified from 100% to 75%. Additionally, individual operational metrics weighted at 25%, and subject to achieving the Incentive Adjusted EBIT threshold, were added to drive greater line of sight toward achievement of other financial metrics which strongly influence EBIT and ROIC.

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Measure and Weighting
CEO and President & Chief Brand Officer	100% Incentive Adjusted EBIT subject to achievement of the Incentive Adjusted ROIC threshold
Other NEOs	75% Incentive Adjusted EBIT subject to achievement of the Incentive Adjusted ROIC threshold 25% Operational Metric subject to achievement of the Incentive Adjusted EBIT threshold
The CPCC defines financial milestones for Incentive Adjusted ROIC (as a threshold) and Incentive Adjusted EBIT (as a range) that relate to varying percentages of bonus payout. The difficulty level in achieving the milestones reflects the CPCC’s belief that there should be a balance between executive pay opportunity, reinvestment in the Company and return to shareholders.
In accordance with our EMBP, Incentive Adjusted EBIT and Incentive Adjusted ROIC achievement used to determine bonus payout may differ from EBIT and Adjusted ROIC, as reported in our 2023 Annual Report, and exclude certain performance-based compensation elements in order to be more reflective of business performance. Incentive Adjusted EBIT and Incentive Adjusted ROIC are not measures of financial performance under GAAP and should be considered in addition to, and not a substitute for, return on assets, net earnings, total assets or other GAAP financial measures. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures.
2023 Bonus Measure Outcomes and Payouts
Our Incentive Adjusted EBIT achievement was $718 million and Incentive Adjusted ROIC exceeded the threshold of 7.0%, resulting in a 70% bonus payout on the EBIT measure, which was weighted 100% for the CEO and President & Chief Brand Officer and weighted 75% for all other NEOs. The performance-based annual cash bonus results for the EMBP are summarized in the following table.

			Milestones
Name	Bonus Measure (a) (b)	Weight	Threshold 25%	Target 100%	Superior 250%	Actual	Total Bonus Payout as a % of Target (c)
Erik B. Nordstrom	Incentive Adjusted EBIT	100%	$498M	$858M	$1,258M	$718M	70%
	Total Payout						70%
Cathy R. Smith	Incentive Adjusted EBIT	75%	$498M	$858M	$1,258M	$718M	53%
	Operational Metric	25%					19%
	Total Payout						72%
Jason Morris	Incentive Adjusted EBIT	75%	$498M	$858M	$1,258M	$718M	53%
	Operational Metric	25%					19%
	Total Payout						72%
Peter E. Nordstrom	Incentive Adjusted EBIT	100%	$498M	$858M	$1,258M	$718M	70%
	Total Payout						70%
Kenneth J. Worzel	Incentive Adjusted EBIT	75%	$498M	$858M	$1,258M	$718M	53%
	Operational Metric	25%					—%
	Total Payout						53%
Michael W. Maher	Incentive Adjusted EBIT	75%	$498M	$858M	$1,258M	$718M	—%
	Operational Metric	25%					—%
	Total Payout						—%
(a) The Incentive Adjusted EBIT measure was subject to achievement of the Incentive Adjusted ROIC threshold of 7%, and was met with actual Incentive Adjusted ROIC of 8.5%.
(b) The Operational Metrics were subject to achievement of the Incentive Adjusted EBIT threshold of $498M, which was met with actual Incentive Adjusted EBIT of $718M.
(c) Michael Maher separated on June 16, 2023 and was not eligible for a payout per EMBP rules.
One-Time Cash Awards
As part of her offer approved by the CPCC, Cathy Smith received a one-time lump sum cash sign-on payment of $550,000 as a consideration for value forfeited by joining the Company.

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As part of his offer approved by the CPCC, Jason Morris received a cash sign-on payment paid in three installments as a consideration for value forfeited by joining the Company. The first installment of $1,170,000 was paid in fiscal year 2023, with the second and third installments of $415,000 to be paid in fiscal years 2024 and 2025, respectively, contingent upon continued service with the Company.
LTIs
Annual grants of LTIs under our shareholder-approved EIP are intended to provide the NEOs with additional incentive to create shareholder value and receive financial rewards. In establishing the LTI annual grant value for each NEO, the CPCC considers the mix of pay elements, market pay information for similar roles within our peer group, our annual share usage and dilution, performance and internal equity of grant size by role. The CPCC considers annual equity-based awards at its annual February meeting, which is typically held approximately three weeks after fiscal year-end, and approves such awards either at that meeting or in the days shortly following. The February meeting occurs after performance results for the prior year are known, which allows the CPCC to align compensation elements with our performance and business goals.
In 2023, the CPCC determined to make no changes to target LTI or LTI annual grant mix. The target annual grant mix for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel remained 60% PSUs and 40% stock options. Cathy Smith and Jason Morris joined the Company on May 29, 2023 and May 1, 2023, respectively, and did not receive the 2023 LTI annual grant. See One-Time Equity Awards below for more information about one-time grants to Cathy Smith and Jason Morris.
•The 2023 PSUs will pay out based on the cumulative sales and EBIT margin % over a three-year performance period ending on January 31, 2026. Goals for the PSUs are aligned with the Company’s long-range plan. The CPCC believes that these measures reflect the Company’s key areas of strategic focus over the next three years. The minimum percentage of PSUs that can be earned at the end of the three-year performance cycle is 75% and the maximum is 150%.
•The stock options will vest 50% in year three and 50% in year four to emphasize the long-term nature of the award.
Michael Maher’s 2023 LTI annual grant mix was composed of 75% RSUs with four-year equal vesting and 25% stock options vesting 50% in year three and 50% in year four. He forfeited all unvested equity, including this award, upon his separation on June 16, 2023.
The CPCC retains discretion to approve LTI annual grants above and below the target grant value as a percent of base salary in any given year to reflect an individual’s contributions to delivering shareholder value. The CPCC did not use its discretion to modify any NEO target LTI annual grants for 2023.
One-Time Equity Awards
Because Cathy Smith and Jason Morris were hired mid-year, they did not receive the 2023 LTI annual grant. Upon their hires, the CPCC granted one-time equity awards, which considered their exclusion from the 2023 LTI annual grant, as well as value they forfeited from their former employers.
Cathy Smith received two new hire grants on June 2, 2023, the first day of the open trading window following both the Committee’s approval and her start date. The first grant was valued at $4,000,000 at the time of grant and consisted of RSUs which vest 55% on June 10, 2024, 25% on June 10, 2025 and 20% on June 10, 2026. The second grant was valued at $2,500,000 at the time of grant and consisted of RSUs vesting 50% on June 10, 2025 and 50% on June 10, 2026.
Jason Morris received two new hire grants on June 2, 2023, the first day of the open trading window following both the Committee’s approval and his start date. The first grant was valued at $3,250,000 at the time of grant and consisted of RSUs which vest 33% on June 10, 2024, 33% on June 10, 2025 and 34% on June 10, 2026. The second grant was valued at $750,000 at the time of grant and consisted of RSUs vesting 50% on June 10, 2026 and 50% on June 10, 2027.
2022 PSUs Are Still in Process
The extent to which the 2022 PSUs will pay out is based on the cumulative sales and EBIT margin % over the three-year performance period ending on February 1, 2025. Goals for the PSUs are aligned with the Company’s long-range plan. The CPCC believes that these measures reflect the Company’s key areas of strategic focus over the next three years. The minimum percentage of the 2022 PSUs that can be earned at the end of the three-year performance cycle is 75% and the maximum is 150%.
Stock Ownership Guidelines Align Executives and Shareholders
To align our executives’ interests with those of our shareholders and to ensure that our executives own meaningful levels of Company stock throughout their tenures with the Company, our stock ownership guidelines were formally established in 2004. Ownership shares are made up of all forms of Common Stock, as well as vested PSUs that are deferred, unvested PSUs with a minimum payout of more than zero and unvested RSUs. Ownership shares do not include unvested or vested stock options, unvested PSUs with a minimum payout of zero or pledged shares.
The NEOs and other Executive Officers have a share target defined as base salary on April 1st multiplied by their ownership multiple of base salary divided by a 52-week average closing stock price. The ownership multiples of base salary depend on the executive’s role in the Company and are as shown in the following table for the NEOs. The CPCC has assigned these particular multiples to match or exceed market practice, and to represent a significant portion of the overall compensation package to reinforce the alignment of management’s decision-making with shareholder interests. Executives will be deemed to be in compliance with the stock ownership guidelines once their ownership shares meet or exceed the threshold, and will remain in compliance, unless and until the executive sells shares.

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Under our guidelines, NEOs and other Executive Officers are permitted to conduct any open market transactions in Common Stock only in accordance with an approved SEC Rule 10b5-1 trading plan or with pre-clearance from the Chief Legal Officer during an open trading window. Transactions pursuant to SEC Rule 10b5-1 trading plans predetermine the timing, number of shares and price at which an Executive Officer may buy or sell Company shares. The Executive Officers must also achieve and retain a minimum holding of 100% of their ownership targets before they may sell or otherwise dispose of Company shares. Executive Officers have five years to achieve their target.
The CPCC regularly reviews stock ownership status for the Executive Officers. Each continuing NEO has exceeded his or her target.

Position	Multiple of Base Salary Used to Establish Ownership Target
Chief Executive Officer	10x
Chief Financial Officer	4x
Chief Technology and Information Officer	3x
President & Chief Brand Officer	10x
Chief Customer Officer	4x
Former Interim Chief Financial Officer and Chief Accounting Officer	1x
Benefits
The Company offers the NEOs a comprehensive program of benefits which enhance total compensation with meaningful and competitive offerings that support healthy lifestyles and contribute to financial security. These benefits are regularly reviewed for consistency with our pay and benefits philosophy, organizational culture and market practices.
Additional information on 2023 benefits is provided in the following table.

	Benefit	Where to Learn More
Broad-Based (including Executives)
•Company contribution to medical, dental and vision coverage
•401(k): Company matching contributions are made each pay period an employee contributes to the 401(k) Plan, equal to a dollar for dollar match up to 1% of eligible pay, then $0.50 per dollar on the next 6% of eligible pay, up to a maximum of 4% of eligible pay and IRC limits
•Short- and long-term disability
•Life insurance
•Relocation assistance
•Merchandise discount
•NDCP including Company match for eligible participants
•Paid parental leave and adoption assistance
•Paid time away
•Health savings account and flexible spending accounts
•ESPP

•For 401(k), long-term disability and life insurance, relocation assistance, tax reimbursement in connection with relocation and merchandise discount, see All Other Compensation in Fiscal Year 2023, footnotes (a), (b), (c), (d) and (e) respectively on page 52.
•For NDCP, see Nonqualified Deferred Compensation beginning on page 59.

Executive Benefits
•Retiree Health: This program closed to new entrants in 2013; Erik Nordstrom, Peter Nordstrom and Kenneth Worzel are participants as they were eligible prior to the closure to new entrants
•Executive Severance Plan
•SERP: This program closed to new entrants in 2012 and the annual benefit is capped for current participants; Erik Nordstrom, Peter Nordstrom and Kenneth Worzel are participants as they were eligible prior to the closure to new entrants

•For Retiree Health and Executive Severance, see Potential Payments Upon Termination or Change in Control at Fiscal Year End 2023, footnote (e) on page 64.
•For SERP, see Pension Benefits beginning on page 57.

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Changes for 2024
Each year, the CPCC reviews the design of our total compensation elements and makes changes as needed to improve alignment with our pay and benefits philosophy. In early 2024, the CPCC approved the following changes for fiscal year 2024.
Base Salary
The CPCC determined to increase the base salaries for both Erik Nordstrom and Peter Nordstrom from $758,500 to $885,000 effective March 3, 2024 to maintain relative market competitiveness, given that the most recent increases were made in 2016. The base salaries of all other NEOs remained unchanged.
Performance-Based Annual Cash Bonus
The CPCC determined that the target bonus opportunity as a percent of base salary for the NEOs will remain unchanged for 2024.
The 2024 bonus opportunity for all NEOs was modified to Incentive Adjusted EBIT weighted 75% and Operational Gross Merchandise Value (GMV) weighted 25% and subject to achieving an Incentive Adjusted EBIT threshold, which reflects a Company-wide focus on top-line and bottom-line growth. The Incentive Adjusted ROIC measure was eliminated as it has historically tracked closely to Incentive Adjusted EBIT. For all NEOs except Erik Nordstrom and Peter Nordstrom, the CPCC determined to re-introduce the opportunity for individual differentiation of +/- 25% based on execution against objective individual goals. Any differentiation will be applied after the calculation of Company outcomes.
LTIs
The 2024 LTI annual grant mix for all NEOs was changed to 50% PSUs and 50% RSUs.
•The PSUs will pay out based on the cumulative sales and EBIT margin % over three one-year performance periods, subject to meeting an EBIT threshold. The CPCC believes that these measures continue to reflect the Company’s key areas of strategic focus over the next three years. Goals for the 2024 performance period are aligned with the Company’s plan. The minimum percentage of PSUs that can be earned at the end of the three-year performance cycle is 0% and the maximum is 175%.
•The RSUs will vest equally over three years.
Jason Morris’ target LTI annual grant value as a percent of base salary increased from 175% to 250% to maintain relative market competitiveness. The target LTI grant as a percent of base salary of all other NEOs remained unchanged. Additionally, the CPCC used its discretion to modify the 2024 LTI annual grant for Kenneth Worzel from 250% to 325% of base salary to recognize his leadership and ongoing contributions to our digital strategy.

Compensation Governance
Our Roles in Determining Compensation Are Well Defined
Compensation, People and Culture Committee
Our CPCC oversees the development and delivery of our pay and benefits philosophy and compensation plans for the NEOs and other executives as described in the CPCC charter.
As part of that oversight, the CPCC ensures the NEOs’ aggregate compensation aligns with shareholder interests by reviewing analyses that include:
•Cash alignment to evaluate the short-term incentive payouts relative to our financial performance
•Relative pay and performance to compare the percentile rankings of our CEO’s total direct compensation (base salary + performance-based bonus + LTIs) and our Company’s financial performance metrics within our peer group. The total direct compensation of our NEOs within our peer group is also considered.
CPCC Consultant
The CPCC has retained Semler Brossy. A consultant from the firm attends CPCC meetings and, in support of the CPCC’s role, provides independent expertise on market practices, compensation program design and related subjects as described on page 18. Semler Brossy provides such services only as directed by the CPCC. During fiscal year 2023, Semler Brossy’s services included a review of executive and Director pay programs, a review of the compensation peer group and other pay-related matters specific to the CPCC’s charter. With respect to Director pay, Semler Brossy provides its services to the CGNC.
Management
Our CEO and the President & Chief Brand Officer provide input to the CPCC on the level and design of compensation elements for the NEOs and other Executive Officers, excluding themselves. Our Chief Human Resources Officer attends CPCC meetings to provide perspective and expertise relevant to the agenda. Management supports the CPCC’s activity by providing analyses and recommendations developed internally. NEOs are not present for discussions of their own pay.

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Market Data Provides a Reference Point for Compensation
The CPCC believes that knowledge of market practices, particularly those of our peers listed below, is helpful in assessing the design and targeted level of our executive compensation package. In reviewing peer group information, the CPCC uses survey data provided by external consultants, monitors general market movement for executive pay and references proxy statements for specific roles.
While the CPCC considers the 50th percentile (median) of our peer group as a reference, there is no specific percentage of target total direct compensation targeted by the CPCC other than to remain generally competitive with similarly situated peer companies. Target opportunities for individual pay elements vary by executive role based on scope of responsibilities and expected contributions.
Target total direct compensation for 2023 for Erik Nordstrom was below our peer group median, as it has been in previous years. Based on the CPCC’s review of relevant market data and internal pay equity, the CPCC believes the target total direct compensation for the other NEOs was within a competitive range of the peer group median. Actual pay for the NEOs can exceed our established targets or peer group actual pay through the variable compensation elements when pre-determined performance milestones established by the CPCC are achieved.
Peer Group Companies Represent Our Business
Each year, the CPCC reviews the appropriateness of our peer group for comparison on pay and related practices. Collectively, the peer group companies represent our primary business areas, including our Nordstrom, Nordstrom Rack, in-store and online businesses and private label products. The peer group companies generally meet the following selection criteria:
•fall within the Consumer Discretionary sector;
•fall within a reasonable range of our size, defined as one-third to three times our revenue and one-fourth to four times our market capitalization;
•share similar talent, operational and/or business characteristics, including a retail-focused business model;
•have a similar or related product focus and place a high value on customer experience;
•are part of our industry group as defined by institutional shareholders and shareholder service organizations; and
•are a public company subject to similar market pressures.
Our peer group used for evaluating compensation for fiscal year 2023 was comprised of the following retail companies:

American Eagle Outfitters, Inc. (AEO)	The Gap, Inc. (GPS)	Tapestry, Inc. (TPR)
Burlington Stores, Inc. (BURL)	Kohl’s Corporation (KSS)	The TJX Companies, Inc. (TJX)
Capri Holdings Limited (CPRI)	Macy’s, Inc. (M)	Ulta Beauty, Inc. (ULTA)
Dillard’s, Inc. (DDS)	Ralph Lauren Corporation (RL)	V.F. Corporation (VFC)
DICK’S Sporting Goods, Inc. (DKS)	Ross Stores, Inc. (ROST)	Victoria’s Secret & Co. (VSCO)
Foot Locker, Inc. (FL)
During 2023, as part of its annual review of peer companies to be used for compensation comparison purposes, the CPCC made no changes to the peer group.
Compensation Risk Assessment Supports Integrity of Our Pay Practices
The CPCC oversees an extensive review of the Company’s pay-for-performance philosophy, the composition and balance of elements in the compensation package and the alignment of plans with shareholder interests to ensure these practices do not pose a material adverse risk to the organization. The review is conducted every other year, as underlying programs and practices are generally consistent over time. The last review, for fiscal year 2022, concluded with the following perspectives:
•The goals of the Company’s compensation programs are to attract and retain the best talent and to motivate and reward our people in ways that are aligned with the interests of our shareholders. This has been a long-standing objective of our pay-for-performance philosophy. We believe that the strong alignment of our employee compensation plans with performance has well-served our stakeholders, and our shareholders in particular. The strength of this alignment is regularly reviewed and monitored by the CPCC.
•We have systems in place to identify, monitor and control risks, making it difficult for a single individual or a group of individuals to expose the Company to material compensation risk.
•Our compensation program rewards both short- and long-term performance. Performance measures are predominantly team-oriented rather than individually focused, and tied to measurable factors that are both transparent to shareholders and drivers of shareholder return.
•The compensation program balances the importance of achieving critical short-term objectives with a focus on realizing long-term strategic priorities. Strong stock ownership guidelines are in place for Company leaders, and mechanisms, such as our Clawback Policy, exist to address inappropriate rewards.

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•The CPCC is actively engaged in establishing compensation plans, monitoring these plans during the year and using discretion in making rewards, as necessary.
•The Company has active and engaged oversight systems in place. The AFC and the full Board closely monitor and certify the performance that drives employee rewards through detailed and transparent financial reporting, which is in place to provide strong, timely insight into the performance of the Company.
Based on this review, the CPCC believes the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Clawback Policy Applies to Performance-Based Pay
In 2023, we revised our Clawback Policy, and in 2024, we publicly filed our new Clawback Policy, each in accordance with the SEC’s adoption of the final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and NYSE’s adoption of compensation recovery listing standards. Our Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers of the Company in the event that the Company is required to restate its financial results due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously filed financial statements with the SEC that (i) is material to the previously filed financial statements, or (ii) would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Under our Clawback Policy, recovery of any such compensation is required regardless of whether the officer who received erroneously awarded compensation engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement.
LTI Grants Are Effective On the First Day of the Open Trading Window
The CPCC considers annual equity-based awards at its annual February meeting, which is typically held approximately three weeks after fiscal year-end, and approves such awards either at that meeting or in the days shortly following. Annual grants are customarily effective on the first day of the Company’s next open trading window following CPCC approval. The CPCC may approve one-time equity-based grants to executives on other dates for reasons such as newly hired executives or for retention purposes. Such grants are generally effective on the first day of the Company’s next open trading window following approval by the CPCC.
Termination and Change in Control Provisions Are CPCC-Directed
Under our Nordstrom, Inc. Executive Severance Plan, eligible Executive Officers, including certain NEOs, are entitled to receive severance benefits upon involuntary termination of employment by the Company to assist in the transition from active employment. To be eligible to participate in the plan upon involuntary termination, the NEO must have signed a non-competition and non-solicitation agreement. Erik Nordstrom and Peter Nordstrom are not eligible for separation benefits under the plan. Separation benefits are described in the Potential Payments Upon Termination or Change in Control section beginning on page 60.
As described in the same section, the NEOs are generally not entitled to any payment or accelerated benefit in connection with a change in control of the Company. However, the NEOs are entitled to accelerated vesting of equity if they experience a qualifying termination (termination by the Company without cause or termination by the executive for good reason) within 12 months following a change in control. Notwithstanding, if the successor corporation refuses to assume or substitute the award, then the CPCC shall provide for the cancellation of the vested portion of any such award in exchange for either an amount of cash (or stock, other securities or other property) and provide for the cancellation of the unvested portion of the award, if any, without payment of consideration.
Tax and Accounting Considerations Underlie the Compensation Elements
The CPCC recognizes the tax and regulatory factors that can influence the structure of executive compensation programs, including:
•Section 162(m) of the IRC, which disallows a tax deduction to public companies for annual compensation over $1 million paid to “covered employees,” which generally include NEOs. Certain performance-based compensation under arrangements in place as of November 2, 2017 are not subject to the limitation. Therefore, compensation in excess of $1 million paid to our NEOs is generally expected to be nondeductible by the Company.
•FASB ASC 718, where stock options, PSUs and RSUs are accounted for based on their grant date fair value (see the notes to the financial statements contained within the Company’s 2023 Annual Report). The CPCC regularly considers the accounting implications of our equity-based awards.
•Section 409A of the IRC, the limitations of which primarily relate to the deferral and payment of benefits under the NDCP and SERP. The CPCC continues to consider the impact of Section 409A and, in general, the evolving tax and regulatory landscape in which its compensation decisions are made.

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Summary Compensation Table
The following table summarizes the total compensation paid or accrued by the Company for services provided by the NEOs for fiscal years ended February 3, 2024, January 28, 2023 and January 29, 2022. Neither Cathy Smith nor Jason Morris were NEOs in fiscal years 2022 and 2021, so no amounts are shown in those years. Michael Maher was not a NEO in fiscal year 2021, so no amounts are shown in that year.

Name and Principal Position	Fiscal Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)
Erik B. Nordstrom	2023	773,087	—	1,592,845	1,061,901	1,061,900	—	50,629	4,540,362
Chief Executive Officer	2022	758,500	—	1,592,844	1,061,890	—	—	57,748	3,470,982
	2021	758,700	—	—	3,699,999	1,941,761	—	44,686	6,445,146
Cathy R. Smith	2023	605,769	550,000	6,499,973	—	787,500	—	73,184	8,516,426
Chief Financial Officer
Jason Morris	2023	638,462	1,170,000	3,999,972	—	478,080	—	190,774	6,477,288
Chief Technology and Information Officer
Peter E. Nordstrom	2023	773,087	—	1,592,845	1,061,901	1,061,900	—	71,974	4,561,707
President & Chief Brand Officer	2022	758,500	—	1,592,844	1,061,890	—	—	64,534	3,477,768
	2021	758,700	—	—	3,699,999	1,941,761	—	56,475	6,456,935
Kenneth J. Worzel	2023	912,212	—	1,342,496	894,999	592,938	465,523	26,795	4,234,963
Chief Customer Officer	2022	895,000	—	1,342,500	894,992	—	—	32,053	3,164,545
	2021	892,123	—	1,443,737	962,494	1,427,077	1,389,900	32,195	6,147,526
Michael W. Maher	2023	201,923	—	275,616	91,873	—	—	35,873	605,285
Former Interim Chief Financial Officer and Chief Accounting Officer	2022	465,927	—	1,497,662	99,221	—	—	19,301	2,082,111

(a) Salary
The amounts shown represent base salary earned during the fiscal year. The numbers shown for all fiscal years vary somewhat from annual base salaries due to the fact that our fiscal year ends on the Saturday nearest to January 31st and salary increases are generally effective in March. Also, as a result of our 4-5-4 retail reporting calendar, fiscal year 2023 included an extra week (the 53rd week). The 2023 base salaries shown for Cathy Smith, Jason Morris and Michael Maher reflect a partial year of base salary, as Cathy Smith and Jason Morris joined the Company on May 29, 2023 and May 1, 2023, respectively, and Michael Maher left the Company on June 16, 2023. The 2023 base salaries are described on page 43.
Kenneth Worzel elected to defer 10% of his base salary earned during calendar year 2023 into the NDCP. Due to the timing of our fiscal year ends, $82,615 was attributed to fiscal year 2023 deferrals for Kenneth Worzel as reported in the Fiscal Year 2023 Nonqualified Deferred Compensation Table on page 59.
Each of the NEOs contributed a portion of their base salary earned during fiscal year 2023 to the 401(k) Plan.
(b) Bonus
This column refers to one-time payments not made under the EMBP. Cathy Smith received a one-time lump sum cash sign-on payment of $550,000 as a consideration for value forfeited by joining the Company. Jason Morris received a cash sign-on payment paid in three installments as a consideration for value forfeited by joining the Company. The first installment of $1,170,000 was paid in fiscal year 2023, with the second and third installments of $415,000 to be paid in fiscal years 2024 and 2025, respectively, contingent upon continued service with the Company.
(c) Stock Awards
The amounts reported reflect the grant date fair value of PSUs and RSUs granted during the fiscal year under the 2019 EIP. The amounts reported are not the value actually received.

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The value the NEOs will ultimately receive from their 2023 and 2022 PSUs will depend on the performance requirements and the market price of Common Stock at the end of the three-year performance cycle. In fiscal years 2023 and 2022, PSUs were granted to Erik Nordstrom, Peter Nordstrom and Kenneth Worzel. The amounts reported were calculated in accordance with ASC 718 and reflect the grant date fair value at target (100%). The minimum number of PSUs that can be earned at the end of each three-year performance cycle is 75% and the maximum is 150%. The grant date fair value for the PSUs awarded in fiscal year 2023 to Erik Nordstrom, Peter Nordstrom and Kenneth Worzel, at the maximum payout of 150%, is $2,389,268, $2,389,268 and $2,013,744, respectively. The grant date fair value for the PSUs awarded in fiscal year 2022 to Erik Nordstrom, Peter Nordstrom and Kenneth Worzel, at the maximum payout of 150%, is $2,389,266, $2,389,266 and $2,013,750, respectively. See column (c) of the Grants of Plan-Based Awards in Fiscal Year 2023 table on page 53 for the target number of PSUs granted in fiscal year 2023. No PSU amounts are reported for fiscal year 2021 as the Company did not award PSUs during the fiscal year.
The value the NEOs may receive from their RSUs will depend on whether the time-based vesting requirement is met and the market price of Common Stock on the vesting date. In fiscal year 2023, RSUs were granted to Cathy Smith, Jason Morris and Michael Maher. The amounts reported were calculated in accordance with ASC 718. See column (d) of the Grants of Plan-Based Awards in Fiscal Year 2023 table on page 53 for the number of RSUs granted in fiscal year 2023.
(d) Option Awards
The amounts reported reflect the grant date fair value of stock options granted during the fiscal year under the 2019 EIP. This is not the value received. The NEOs will only realize value from stock options if the market price of Common Stock is higher than the exercise price of the stock options at the time of exercise. The amounts reported were calculated in accordance with ASC 718. See column (e) of the Grants of Plan-Based Awards in Fiscal Year 2023 table on page 53 for the number of stock options granted in fiscal year 2023.
Assumptions used in the calculation of these amounts are included in the notes to the financial statements contained within the Company’s 2023 Annual Report.
(e) Non-Equity Incentive Plan Compensation
The amounts reported reflect the annual performance-based cash awards under the EMBP, as described on page 43. Kenneth Worzel deferred $433,649 of his cash award earned in fiscal year 2023 into the NDCP.
(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings
The amounts reported are the increases in actuarial present value from each fiscal year end for each of the eligible NEO’s benefit under the SERP. The present value of the benefit is affected by current earnings, credited years of service, the executive’s age and time until normal retirement eligibility, the age of the executive’s spouse or life partner as the potential beneficiary, actuarial assumptions (discount rate and mortality table used to determine the present value of the benefit), and the annual SERP benefit cap of $700,000.
The present value of Erik Nordstrom’s and Peter Nordstrom’s benefit decreased from 2022 fiscal year end by $511,700 and $516,320, respectively. The decreases were primarily the result of an increase in the discount rate used to determine the present value of the benefits. The interest rate used is the same as the discount rate used for financial reporting purposes for the SERP, which changed from 4.95% to 5.27%. Negative values are not reported in the table, so no amounts are shown for Erik Nordstrom and Peter Nordstrom. The present value of Kenneth Worzel’s benefit increased by $465,523, primarily due to an increase to service, which more than offset any decrease due to the change in the discount rate. Amounts are not reported for the other NEOs, as they are not eligible for the SERP benefit.
The amounts were calculated using the same discount rate assumptions as those used in the Company’s financial statements to calculate the Company’s obligations under the SERP. Assumptions used in the calculation of these amounts are included in the notes to the financial statements contained within the Company’s 2023 Annual Report.
Kenneth Worzel and Michael Maher had account balances in the NDCP in fiscal year 2023, as shown on page 59. They did not receive above-market-rate or preferential earnings on their deferred compensation, so no amounts for these types of earnings are included in the table.
(g) All Other Compensation
Each component of all other compensation paid to the NEOs is shown in the following table.

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All Other Compensation in Fiscal Year 2023
The following table shows each component of “All Other Compensation” for fiscal year 2023, reported in column (g) of the Summary Compensation Table on page 50, calculated at the aggregate incremental cost to the Company.

Name	401(k) Plan Company Match ($)(a)	Premium on Insurance ($)(b)	Expenses in Connection with Relocation ($)(c)	Tax Reimbursement in Connection with Relocation ($)(d)	Other Benefits ($)(e)	Total ($)
Erik B. Nordstrom	7,561	1,961	—	—	41,107	50,629
Cathy R. Smith	10,769	1,493	41,150	13,516	6,256	73,184
Jason Morris	10,752	1,594	94,163	60,702	23,563	190,774
Peter E. Nordstrom	10,502	1,961	—	—	59,511	71,974
Kenneth J. Worzel	11,978	2,314	—	—	12,503	26,795
Michael W. Maher	9,838	573	—	—	25,462	35,873
(a) 401(k) Plan Company Match
The Company offers a matching contribution on employee 401(k) contributions under the 401(k) Plan to all eligible employees, including the NEOs. The NEOs and all other Company employees may defer up to 50% of their eligible pay (i.e., base salary, performance-based bonus and other taxable wages) into the 401(k) Plan, subject to IRC limits.
Company matching contributions are made each pay period an employee contributes to the 401(k) Plan, equal to a dollar for dollar match up to 1% of eligible pay, then $0.50 per dollar on the next 6% of eligible pay, up to a maximum of 4% of eligible pay and IRC limits. The total Company matching contribution each of the NEOs received, as shown in the table, reflects this matching formula for fiscal year 2023.
Contributions under the 401(k) Plan may be directed to custom target retirement date funds or to any of nine individual investment alternatives, including Common Stock. The Plan also offers a self-directed brokerage option.
(b) Premium on Insurance
The Company provides life insurance to the NEOs in an amount equal to approximately two times their base salary and additional disability insurance. The amounts reported are the annual Company-paid premiums.
(c) Expenses in Connection with Relocation
The Company provides relocation assistance to eligible employees who have changed their place of residence to accept a position with Nordstrom. The type and amount of assistance varies by leadership level. Cathy Smith and Jason Morris received relocation benefits under our guidelines for an executive at their level when they relocated to the Company’s headquarters in Seattle. The amount reported is the cost incurred by the Company for relocation expenses.
(d) Tax Reimbursement in Connection with Relocation
The Company provides reimbursement of all taxes incurred on taxable moving expenses to employees who have changed their place of residence to accept a position with Nordstrom. The amount reported is the grossed-up tax reimbursement received by Cathy Smith and Jason Morris in fiscal year 2023.
(e) Other Benefits
The amounts reported include the total discount the NEOs received on their Nordstrom purchases during fiscal year 2023. The merchandise discount provided to the NEOs is the same as for all other eligible management and high-performing non-management employees of the Company, and its Board, as described on page 22. Amounts reported for Michael Maher also include lump sum payments of accrued and unused Paid Time Off, which was paid out upon his separation on June 16, 2023.
Grants of Plan-Based Awards in Fiscal Year 2023
The following table discloses:
•non-equity incentive plan awards granted in fiscal year 2023 and the potential range of payouts. These awards are performance-based cash bonuses granted under the EMBP, as described on page 43;
•the number and grant date fair value of PSUs granted under the 2019 EIP in fiscal year 2023 and the potential range of payouts, as described on page 45;
•the number, price and grant date fair value of stock options granted under the 2019 EIP in fiscal year 2023, as described on page 45; and
•the number and grant date fair value of RSUs granted under the 2019 EIP in fiscal year 2023, as described on page 45.

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			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (b)			Estimated Future Payouts Under Equity Incentive Plan Awards (c)			All Other Stock Awards: Number of Shares of Stock or Units (#)(d)	All Other Option Awards: Number of Securities Underlying Options (#)(e)	Exercise or Base Price of Option Awards ($/Sh)(f)	Grant Date Fair Value of Stock and Option Awards ($)(g)
Name and Award	Grant Date (a)	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Erik B. Nordstrom
EMBP			379,250	1,517,001	3,792,502
PSU	3/6/2023	3/1/2023				72,718	96,958	145,437				1,592,845
Stock Option	3/6/2023	3/1/2023								130,194	19.63	1,061,901
Cathy R. Smith
EMBP			273,438	1,093,750	2,734,375
RSU	6/2/2023	5/4/2023							253,024			3,999,981
RSU	6/2/2023	5/4/2023							169,367			2,499,992
Jason Morris
EMBP			166,000	664,000	1,660,000
RSU	6/2/2023	5/16/2023							211,366			3,249,985
RSU	6/2/2023	5/16/2023							55,668			749,987
Peter E. Nordstrom
EMBP			379,250	1,517,001	3,792,502
PSU	3/6/2023	3/1/2023				72,718	96,958	145,437				1,592,845
Stock Option	3/6/2023	3/1/2023								130,194	19.63	1,061,901
Kenneth J. Worzel
EMBP			279,688	1,118,750	2,796,875
PSU	3/6/2023	3/1/2023				61,289	81,719	122,578				1,342,496
Stock Option	3/6/2023	3/1/2023								109,731	19.63	894,999
Michael W. Maher
EMBP			65,625	262,500	656,250
RSU	3/6/2023	3/1/2023							16,176			275,616
Stock Option	3/6/2023	3/1/2023								11,264	19.63	91,873
(a) Grant Date
The grant date is the first business day of the open trading window that falls on or after the CPCC approval of the grant.
(b) Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Although the column heading refers to future payouts, fiscal year 2023 performance-based bonuses resulted in payouts to the eligible NEOs, as reported in the Summary Compensation Table on page 50 in column (e) “Non-Equity Incentive Plan Compensation.” For there to be any payout, minimum performance milestones or achievements must be met and a NEO must be an active employee on the last day of the fiscal year, with the exception of retirement, death and disability, in which case a prorated amount may be earned. The amounts shown in the “Threshold”, “Target” and “Maximum” columns reflect the payout opportunity associated with established levels of performance or achievement, as discussed on page 43, and are based on base salary and bonus targets as of the beginning of the fiscal year for Erik Nordstrom, Peter Nordstrom, Kenneth Worzel and Michael Maher. The payout opportunities for Cathy Smith and Jason Morris, who joined the Company on May 29, 2023 and May 1, 2023, respectively, are based on their base salary for the full year and bonus targets, as a consideration for value forfeited by joining the Company.
(c) Estimated Future Payouts Under Equity Incentive Plan Awards
The numbers shown report the range of potential payouts at the end of the three-year performance cycle for the PSU grants made in fiscal year 2023 to Erik Nordstrom, Peter Nordstrom and Kenneth Worzel under the 2019 EIP. Payouts are shown in units of 75%, 100% and 150% of the number of PSUs granted.

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(d) All Other Stock Awards: Number of Shares of Stock or Units
The numbers shown report the number of RSUs granted to Cathy Smith, Jason Morris and Michael Maher in fiscal year 2023 under the 2019 EIP. The 253,024 RSUs granted to Cathy Smith on June 2, 2023 vest 55% on June 10, 2024, 25% on June 10, 2025 and 20% on June 10, 2026. The 169,367 RSUs granted to Cathy Smith on June 2, 2023 vest 50% on June 10, 2025 and 50% on June 10, 2026. The 211,366 RSUs granted to Jason Morris on June 2, 2023 vest 33% on June 10, 2024, 33% on June 10, 2025 and 34% on June 10, 2026. The 55,668 RSUs granted to Jason Morris on June 2, 2023 vest 50% on June 10, 2026 and 50% on June 10, 2027. The RSUs granted on March 6, 2023 to Michael Maher were to vest equally over four years, beginning on March 10, 2024, but were forfeited upon his separation on June 16, 2023.
(e) All Other Option Awards: Number of Securities Underlying Options
The numbers shown report the number of stock options granted to the Erik Nordstrom, Peter Nordstrom, Kenneth Worzel and Michael Maher in fiscal year 2023 under the 2019 EIP. Stock options were granted on March 6, 2023 and become exercisable on March 10, 2026 and March 10, 2027. The stock option grant to Michael Maher was forfeited upon his separation on June 16, 2023.
(f) Exercise or Base Price of Option Awards
The exercise price of the stock options granted on March 6, 2023 of $19.63 was the closing price of Common Stock on the grant date.
(g) Grant Date Fair Value of Stock and Option Awards
The grant date fair value of PSUs, RSUs and stock options was calculated in accordance with ASC 718.
The reported value for PSUs granted to Erik Nordstrom, Peter Nordstrom and Kenneth Worzel was calculated by multiplying the number of PSUs granted by the fair value of a PSU on the date of grant, which was $16.42 on March 6, 2023. This is not the value received. The actual value they may receive will depend on performance requirements at the end of the three-year performance cycle and the market price of Common Stock at vest.
The reported value for RSUs was calculated by multiplying the number of RSUs awarded by the fair value of a RSU on the date of grant. The fair value of the 253,024 RSUs granted to Cathy Smith on June 2, 2023 was $15.80. The fair value of the 169,367 RSUs granted to Cathy Smith on June 2, 2023 was $14.76. The fair value of the 211,366 RSUs granted to Jason Morris on June 2, 2023 was $15.37. The fair value of the 55,668 RSUs granted to Jason Morris on June 2, 2023 was $13.47. The fair value of the RSU grant on March 6, 2023 to Michael Maher was $17.03. The actual value they may receive will depend on whether the time-based vesting requirement is met and the market price of Common Stock at the time of any vesting. The RSUs granted to Michael Maher were forfeited upon his separation on June 16, 2023.
The reported value of stock options was calculated by multiplying the number of options awarded by the fair value of an option on the date of grant. The fair value for the stock option grants on March 6, 2023 to Erik Nordstrom, Peter Nordstrom, Kenneth Worzel and Michael Maher was $8.15. The actual value the NEOs may receive will be the number of options exercised multiplied by the difference between the stock price at the future exercise date and the grant price. The grant price on March 6, 2023 was $19.63. The stock option grant to Michael Maher was forfeited upon his separation on June 16, 2023.

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Outstanding Equity Awards at Fiscal Year End 2023
The following table provides information on the current holdings of stock options and stock awards by NEOs as of the fiscal year ended February 3, 2024. The table includes vested but unexercised stock options, unvested stock options, unvested RSUs and unvested PSUs. The vesting schedules for outstanding stock options and RSUs are provided on page 56. Information about the amount of Common Stock beneficially owned by the NEOs is provided in the Beneficial Ownership Table on page 73. Michael Maher forfeited all of his unvested equity upon his separation on June 16, 2023.

	Option Awards						Stock Awards
				Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)			Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(c)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(d)
		Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exer- cisable	Unexer- cisable (a)
Erik B. Nordstrom	3/3/2014	60,747	—		57.16	3/3/2024
	2/24/2015	45,996	—		75.23	2/24/2025
	2/29/2016	82,141	—		51.32	2/28/2026
	6/7/2016	10,838	—		40.50	6/7/2026
	2/28/2017	38,653	—		46.66	2/28/2027
	3/5/2019	73,069	—		45.33	3/5/2029
	3/9/2020	110,555	36,852		26.79	3/9/2030
	8/27/2020	245,829	—		14.79	8/27/2030
	3/4/2021	—	297,619		35.52	3/4/2031
	3/3/2022	—	102,506		25.68	3/3/2032
	3/3/2022								52,050	943,146
	3/6/2023	—	130,194		19.63	3/6/2033
	3/6/2023								72,216	1,308,554
Cathy R. Smith	6/2/2023						253,024	4,584,795
	6/2/2023						169,367	3,068,930
Jason Morris	6/2/2023						211,366	3,829,952
	6/2/2023						55,668	1,008,704
Peter E. Nordstrom	3/3/2014	60,747	—		57.16	3/3/2024
	2/24/2015	45,996	—		75.23	2/24/2025
	2/29/2016	82,141	—		51.32	2/28/2026
	6/7/2016	10,838	—		40.50	6/7/2026
	2/28/2017	38,653	—		46.66	2/28/2027
	3/5/2019	73,069	—		45.33	3/5/2029
	3/9/2020	110,555	36,852		26.79	3/9/2030
	8/27/2020	245,829	—		14.79	8/27/2030
	3/4/2021	—	297,619		35.52	3/4/2031
	3/3/2022	—	102,506		25.68	3/3/2032
	3/3/2022								52,050	943,146
	3/6/2023	—	130,194		19.63	3/6/2033
	3/6/2023								72,216	1,308,554
Kenneth J. Worzel	3/3/2014	26,141	—		57.16	3/3/2024
	2/24/2015	20,585	—		75.23	2/24/2025
	2/29/2016	38,057	—		51.32	2/28/2026
	6/7/2016	23,433	—		40.50	6/7/2026
	2/28/2017	16,464	—		46.66	2/28/2027

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	Option Awards						Stock Awards
				Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)			Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(c)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(d)
		Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exer- cisable	Unexer- cisable (a)
	3/5/2019	159,425	—		45.33	3/5/2029
	3/9/2020						10,945	198,323
	8/27/2020	341,540	—		14.79	8/27/2030
	3/4/2021	—	68,915		35.52	3/4/2031
	3/4/2021						21,091	382,169
	3/3/2022	—	86,395		25.68	3/3/2032
	3/3/2022								43,869	794,906
	3/6/2023	—	109,731		19.63	3/6/2033
	3/6/2023								60,865	1,102,874
(a) Number of Securities Underlying Unexercised Options: Unexercisable
The following table shows the grant date, vesting schedule and expiration date for all unvested stock options as of the fiscal year ended February 3, 2024. On March 4, 2021, Erik Nordstrom and Peter Nordstrom each received a stock option grant that vests 50% on March 10, 2024 and 50% on March 10, 2025 subject to the condition that the average daily closing price of our Common Stock meets or exceeds $45 per share for any twenty consecutive trading day period prior to March 10, 2025. On March 4, 2021 Kenneth Worzel also received a stock option grant that vests 50% on March 10, 2024 and 50% on March 10, 2025, and is not subject to a price condition for vesting.

Grant Date	Vesting Schedule	Expiration Date
3/9/2020	25% per year with a remaining vesting date of 3/10/2024	3/9/2030
3/4/2021	50% on 3/10/2024 and 50% on 3/10/2025	3/4/2031
3/3/2022	50% on 3/10/2025 and 50% on 3/10/2026	3/3/2032
3/6/2023	50% on 3/10/2026 and 50% on 3/10/2027	3/6/2033
(b) Number of Shares or Units of Stock That Have Not Vested
The following table shows the grant date and vesting schedule for all unvested RSUs as of the fiscal year ended February 3, 2024. The 253,024 RSUs granted to Cathy Smith on June 2, 2023 vest 55% on June 10, 2024, 25% on June 10, 2025 and 20% on June 10, 2026. The 169,367 RSUs granted to Cathy Smith on June 2, 2023 vest 50% on June 10, 2025 and 50% on June 10, 2026. The 211,366 RSUs granted to Jason Morris on June 2, 2023 vest 33% on June 10, 2024, 33% on June 10, 2025 and 34% on June 10, 2026. The 55,668 RSUs granted to Jason Morris on June 2, 2023 vest 50% on June 10, 2026 and 50% on June 10, 2027.

Grant Date	Vesting Schedule
3/9/2020	25% per year with a remaining vesting date of 3/10/2024
3/4/2021	25% per year with remaining vesting dates of 3/10/2024 and 3/10/2025
6/2/2023	55% on 6/10/2024, 25% on 6/10/2025 and 20% on 6/10/2026
6/2/2023	50% on 6/10/2025 and 50% on 6/10/2026
6/2/2023	33% on 6/10/2024, 33% on 6/10/2025 and 34% on 6/10/2026
6/2/2023	50% on 6/10/2026 and 50% on 6/10/2027
(c) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
The numbers reported relate to outstanding PSUs granted in fiscal years 2022 and 2023 that have time remaining in their three-year performance cycle, as discussed on page 45. If the performance cycle had ended on the last day of fiscal year 2023, the minimum percentage of 75% of PSUs outstanding would have been earned for PSUs granted in fiscal year 2022 and 2023, which is reflected in the table.

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(d) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
The amounts reported relate to outstanding PSUs granted in fiscal year 2022 and 2023 that have time remaining in their three-year performance cycle, as discussed on page 45. If the performance cycle had ended on the last day of fiscal year 2023 and the PSUs vested, the minimum percentage of 75% of PSUs outstanding would have been earned for PSUs granted in fiscal year 2022 and 2023 at $18.12, the closing price of Common Stock on February 2, 2024, the last market trading day of the fiscal year.
Option Exercises and Stock Vested in Fiscal Year 2023
The following table provides information for the NEOs on the number of shares of Common Stock acquired and value realized from options exercised and awards that vested with respect to fiscal year 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)(b)
Erik B. Nordstrom	—	—	1,202	19,653
Cathy R. Smith	—	—	—	—
Jason Morris	—	—	—	—
Peter E. Nordstrom	—	—	1,202	19,653
Kenneth J. Worzel	25,000	155,278	27,148	493,265
Michael W. Maher	15,000	81,150	10,573	192,852
(a) Number of Shares Acquired on Vesting
The numbers reported include RSUs that vested during fiscal year 2023 for Kenneth Worzel and Michael Maher. The amounts also include PSUs that vested for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel of 1,202, 1,202 and 1,013, respectively, which vested on an accelerated basis in fiscal year 2023 solely to satisfy Social Security, Medicare or income tax withholding obligations of retirement-eligible employees with respect to their PSUs.
(b) Value Realized on Vesting
The amounts reported are the values realized for the RSUs that vested during fiscal year 2023 for Kenneth Worzel and Michael Maher. The amounts also include the number of shares of Common Stock withheld on the vesting of PSUs for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel to satisfy tax withholding obligations as described previously, multiplied by $16.35, the closing price of Common Stock on December 8, 2023, the vesting date.
Pension Benefits
The Company’s original SERP was introduced in the 1980s. Over the years, the plan design changed to better meet the purpose of encouraging designated executives to stay with Nordstrom throughout their careers and rewarding their significant and sustained contribution to the Company’s success by adding to their financial security upon retirement. Beginning in 2012, the SERP was closed to new entrants.
The NEOs, except Cathy Smith, Jason Morris and Michael Maher, who joined the Company or moved into an eligible role after the SERP had been closed to new entrants, are eligible for the SERP. The eligible NEOs are entitled to receive their full retirement benefit at age 58. Their full benefit is equal to 1.6% multiplied by final average pay, as described in the following paragraph, and their years of credited service, up to a maximum of 25 years. They may retire early and could receive a reduced benefit if they are between the ages of 53 and 57, inclusive, with at least 10 years of credited service, and the CPCC approves the early retirement. The early retirement benefit is reduced 10% for each year that their retirement age is less than 58. If they retire after age 58, they are entitled to their full retirement benefit, increased with interest of 5% per year, compounded annually, for each full year worked beyond age 58, for a maximum of 10 years. The annual SERP benefit is capped at $700,000 after any early retirement reductions are applied.
Final average pay is the average base salary and annual performance-based cash bonus of the highest 36 months over the longer of:
•the most recent five years of service; or
•the entire period of service after the executive’s 53rd birthday.
The annual SERP benefit is paid upon retirement for the remaining life of the executive with a 50% annuity paid to a surviving spouse or life partner after the executive’s death. A surviving spouse or life partner also receives a 50% survivor benefit if the executive dies before retiring. The amount of this survivor benefit depends on the executive’s age and years of credited service at the time of death.

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The SERP provides that no benefit will be paid to an executive whose employment is terminated for cause, which includes competitive behavior against the Company, as determined by the CPCC in the exercise of its discretion in accordance with the Plan. The CPCC also has discretion to discontinue payment of benefits under the SERP if the retired executive is found to have engaged in misconduct or in competitive behavior against the Company.
Information about payment of the SERP benefit related to change in control is provided on page 63 in footnote (b) to the Potential Payments Upon Termination or Change in Control at Fiscal Year End 2023 table.
Because the SERP is a nonqualified deferred compensation plan, the Company is not obligated to fund it. If the Company were to become insolvent, participants would be unsecured general creditors, and there is no guarantee that funds would be available to pay all creditors in full. See the notes to the financial statements contained within the Company’s 2023 Annual Report for a discussion of the benefit obligation.

Fiscal Year 2023 Pension Benefits Table
The following table shows the present value of the accumulated SERP benefit payable to each of the NEOs, based on the number of years of service credited under the Plan to each NEO and actuarial assumptions consistent with those used in the Company’s 2023 Annual Report to calculate the Company’s obligations under the Plan. See the notes to the financial statements contained within the Company’s 2023 Annual Report for a discussion of the benefit obligation and assumptions used.

Name	Plan Name	Age (#)(a)	Number of Years Credited Service (#)(b)	Present Value of Accumulated Benefit ($)(c)	Payments During Last Fiscal Year ($)
Erik B. Nordstrom	SERP	60	25	10,293,500	—
Cathy R. Smith	—	—	—	—	—
Jason Morris	—	—	—	—	—
Peter E. Nordstrom	SERP	61	25	10,341,240	—
Kenneth J. Worzel	SERP	59	14	6,517,033	—
Michael W. Maher	—	—	—	—	—
(a) Age
Age is as of February 3, 2024, the last day of the fiscal year.
(b) Number of Years Credited Service
Although Erik Nordstrom and Peter Nordstrom each have more than 25 years of service, the number of years of credited service under the SERP is capped at 25.
(c) Present Value of Accumulated Benefit
Erik Nordstrom, Peter Nordstrom and Kenneth Worzel have met the minimum full retirement age of 58 with at least 10 years of credited service and would be eligible to receive the SERP benefit having the present values as shown in the table.

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Nonqualified Deferred Compensation
The Company offers participation in the NDCP to eligible employees, including the NEOs. Under this Plan, a participant may defer up to 80% of base salary, up to 100% of performance-based bonus earned under the Company’s bonus plan and up to 100% of any vested PSUs, less applicable payroll taxes. Deferral elections are irrevocable and are made in compliance with Section 409A of the IRC. If a participant’s NDCP deferrals cause a reduction in the Company’s 401(k) match contribution, the Company may deposit a make-up contribution into the participant’s NDCP account. The Company may also provide a matching contribution, up to 4% of eligible pay over the 401(k) calendar year compensation limit, on deferrals into the NDCP by eligible participants. Participants in the Company’s SERP are not eligible for this matching contribution.
Plan participants may direct their cash deferrals to deemed investment alternatives, priced and valued similar to retail mutual funds. As of the end of the fiscal year, the Company offered 14 deemed investment alternatives. In addition, Plan participants are offered a fixed rate option, which was 4.18% for calendar year 2023 and 4.42% for calendar year 2024, which is not subsidized by the Company but rather is a rate based on guaranteed contractual returns from a third-party insurance company provider. With the exception of the fixed rate fund, participants may change their investment allocations among these investment alternatives daily. Gains and losses for cash deferrals are credited to participant accounts daily, based on their investment elections. The deemed investment alternatives for cash do not include Common Stock. Vested PSUs that are deferred into the NDCP remain as stock units until distribution.

Fiscal Year 2023 Nonqualified Deferred Compensation Table
The following table discloses information on nonqualified deferred compensation for the NEOs under the Company’s NDCP for the fiscal year ended February 3, 2024. The Company’s SERP is also a nonqualified plan. Information regarding benefits payable to NEOs under the SERP is provided beginning on page 57.

Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(b)	Aggregate Withdrawals/Distributions ($)(c)	Aggregate Balance at Last Fiscal Year End ($)(d)
Erik B. Nordstrom	—	—	—	—	—
Cathy R. Smith	—	—	—	—	—
Jason Morris	—	—	—	—	—
Peter E. Nordstrom	—	—	—	—	—
Kenneth J. Worzel	82,615	—	42,959	—	1,118,083
Michael W. Maher	—	—	12,460	(218,680)	—
(a) Executive Contributions in Last Fiscal Year
The amounts reported are the deferrals made during the fiscal year.
(b) Aggregate Earnings in Last Fiscal Year
The amounts include the total interest or other earnings (loss) accrued in fiscal year 2023 on the entire NDCP account balance, including deferred PSUs.
(c) Aggregate Withdrawals/Distributions
The amounts shown for Michael Maher are the total NDCP distributions made during the fiscal year based on his distribution elections.
(d) Aggregate Balance at Last Fiscal Year End
The amounts shown are the total NDCP balances, including earnings on deferrals, as of February 3, 2024.

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Potential Payments Upon Termination or Change in Control
The information on the following pages describes and quantifies certain amounts that would become payable under existing compensation plans if the NEOs’ employment had terminated on February 3, 2024, the last day of the fiscal year. The amounts are based on each executive’s compensation and years of service as of that date and, if applicable, based on the closing price of Common Stock on February 2, 2024, the last market trading day of the fiscal year, of $18.12. The estimates are based on all relevant plans effective at the end of the fiscal year and information available at that time. Actual values would reflect specific circumstances at the time of any termination, the plans and provisions effective if and when a termination event occurs and any other applicable factors.

Employment Agreements
The Company does not have employment agreements with any Nordstrom employees, including the NEOs. The Company maintains an executive severance plan to provide certain NEOs an appropriate level of severance benefits in the event of involuntary separation of service, not for cause. Except as described on the following pages, there are no agreements, arrangements or plans that entitle the NEOs to enhanced benefits upon termination of their employment.

Potential Payments Upon Termination or Change in Control at Fiscal Year End 2023
The following table shows various termination scenarios and payments that would be triggered under the Company’s compensation plans, with the exception of Michael Maher, who separated prior to the end of the fiscal year on June 16, 2023 and for whom no payments upon separation were received.

Name and Potential Payment	Death ($)	Disability ($)	Retirement ($)	Termination without Cause ($)	Qualifying Termination Following a Change in Control ($)
Erik B. Nordstrom
Continued or Accelerated Vesting of Equity Awards(a)	1,427,352	1,427,352	1,070,514	1,070,514	2,251,714
Vested SERP Benefit(b)	4,960,480	10,293,500	10,293,500	10,293,500	10,293,500
Life Insurance Proceeds(c)	1,517,000	—	—	—	—
Retiree Health Care Benefit(d)	152,462	314,270	314,270	314,270	314,270
Separation Benefit(e)	—	—	—	—	—
Disability Insurance Benefit(f)	—	35,000	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	8,057,294	12,070,122	11,678,284	11,678,284	12,859,484
Cathy R. Smith
Continued or Accelerated Vesting of Equity Awards(a)	1,710,833	1,710,833	—	—	7,653,725
Vested SERP Benefit(b)	—	—	—	—	—
Life Insurance Proceeds(c)	1,750,000	—	—	—	—
Retiree Health Care Benefit(d)	—	—	—	—	—
Separation Benefit(e)	—	—	—	1,755,500	—
Disability Insurance Benefit(f)	—	35,000	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	3,460,833	1,745,833	—	1,755,500	7,653,725
Jason Morris
Continued or Accelerated Vesting of Equity Awards(a)	1,025,597	1,025,597	—	—	4,838,656
Vested SERP Benefit(b)	—	—	—	—	—
Life Insurance Proceeds(c)	1,660,000	—	—	—	—
Retiree Health Care Benefit(d)	—	—	—	—	—
Separation Benefit(e)	—	—	—	1,683,276	—
Disability Insurance Benefit(f)	—	35,000	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	2,685,597	1,060,597	—	1,683,276	4,838,656
Peter E. Nordstrom
Continued or Accelerated Vesting of Equity Awards(a)	1,427,352	1,427,352	1,070,514	1,070,514	2,251,714
Vested SERP Benefit(b)	5,260,115	10,341,240	10,341,240	10,341,240	10,341,240
Life Insurance Proceeds(c)	1,517,000	—	—	—	—

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Name and Potential Payment	Death ($)	Disability ($)	Retirement ($)	Termination without Cause ($)	Qualifying Termination Following a Change in Control ($)
Retiree Health Care Benefit(d)	141,953	282,634	282,634	282,634	282,634
Separation Benefit(e)	—	—	—	—	—
Disability Insurance Benefit(f)	—	35,000	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	8,346,420	12,086,226	11,694,388	11,694,388	12,875,588
Kenneth J. Worzel
Continued or Accelerated Vesting of Equity Awards(a)	1,783,502	1,783,502	1,482,750	1,482,750	2,478,295
Vested SERP Benefit(b)	3,310,158	6,517,033	6,517,033	6,517,033	6,517,033
Life Insurance Proceeds(c)	1,790,000	—	—	—	—
Retiree Health Care Benefit(d)	156,950	328,444	328,444	328,444	328,444
Separation Benefit(e)	—	—	—	942,316	—
Disability Insurance Benefit(f)	—	35,000	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	7,040,610	8,663,979	8,328,227	9,270,543	9,323,772
Michael W. Maher
Continued or Accelerated Vesting of Equity Awards(a)	—	—	—	—	—
Vested SERP Benefit(b)	—	—	—	—	—
Life Insurance Proceeds(c)	—	—	—	—	—
Retiree Health Care Benefit(d)	—	—	—	—	—
Separation Benefit(e)	—	—	—	—	—
Disability Insurance Benefit(f)	—	—	—	—	—
Executive Management Bonus(g)	—	—	—	—	—
Total Value of Incremental Benefits	—	—	—	—	—
(a) Continued or Accelerated Vesting of Equity Awards
As of the end of fiscal year 2023, Erik Nordstrom, Cathy Smith, Jason Morris, Peter Nordstrom and Kenneth Worzel had unvested equity awards under our 2019 EIP. Treatment of the awards under various termination scenarios is described in this section. Michael Maher forfeited his unvested equity upon his separation on June 16, 2023.
Stock Options
•Death or Disability
The stock option agreements under the Company’s 2019 EIP generally provide that if a participant’s employment is terminated by reason of death or disability, all unvested stock options will immediately vest. Vested stock options may be exercised by the participant or participant’s beneficiary during the period ending four years after termination, provided the 10-year term of the grant has not expired.
The closing price of Common Stock as of the end of fiscal year 2023 was lower than the exercise prices of the unvested stock options that would immediately vest and be exercisable during the earlier of four years after termination or the 10-year term date of the grant. Therefore, no amounts are included in the table.
If, during the term of any outstanding grant, the executive engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then the post-separation vesting and exercise rights will cease immediately and all outstanding vested and unvested options and any shares of Common Stock delivered under such grants will be automatically forfeited.
•Retirement or Termination Without Cause
Stock option agreements under the Company’s 2019 EIP for annual grants generally provide that if a participant satisfies a minimum age and years of service requirement and the participant’s employment is terminated by reason of retirement or termination without cause, stock options granted more than six months prior to termination will continue to vest and may be exercised during the period ending four years after termination, provided the 10-year term of the grant has not expired. Erik Nordstrom, Peter Nordstrom and Kenneth Worzel have unvested stock options from their annual grants that qualify for this continued vesting, as they have reached the minimum retirement age of 55 with at least 10 years of service.
The closing price of Common Stock as of the end of fiscal year 2023 was lower than the exercise prices of the unvested stock options that would continue to vest and be exercisable during the earlier of four years after termination or the 10-year term date of the grant. Therefore, no amounts are included in the table.

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If, during the term of any outstanding grant, the executive engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then the post-separation vesting and exercise rights will cease immediately and all outstanding vested and unvested options and any shares of Common Stock delivered under such grants will be automatically forfeited.
•Qualifying Termination Following a Change in Control
Stock option grants under the Company’s 2019 EIP do not provide for any payment or accelerated benefit upon a change in control. In the event of a change of control, outstanding awards shall continue in effect or be assumed, or an equivalent award substituted, by the successor corporation. If a participant experiences a qualifying termination (termination by the Company without cause or termination by the participant for good reason) within 12 months following a change in control of the Company, then the unvested stock options will automatically vest in full. Notwithstanding, if the successor corporation refuses to assume or substitute the award, then the CPCC shall provide for the cancellation of the vested portion of any such award in exchange for either an amount of cash (or stock, other securities or other property) and provide for the cancellation of the unvested portion of the award, if any, without payment of consideration. Generally, a change in control occurs upon:
•the merger or consolidation of the Company with or into another entity;
•the sale, transfer or other disposition of all or substantially all the Company’s assets;
•a change in composition of 50% or more of the Board; or
•any transaction as a result of which any person is the “beneficial owner” of securities of the Company representing at least 30% of the total voting power of the Company’s outstanding voting securities.
The closing price of Common Stock as of the end of fiscal year 2023 was lower than the exercise prices of the unvested stock options that would immediately vest and be exercisable if the NEOs experienced a qualifying termination within 12 months following a change in control of the Company. Therefore, no amounts are included in the table.
RSUs
•Death or Disability
The RSU agreements under the 2019 EIP generally provide that if a participant’s employment is terminated by reason of death or disability, all unvested RSUs will immediately vest, with the exception of the one-time RSU grants made on June 2, 2023 to Cathy Smith and Jason Morris. These one-time RSU grants provide that if employment is terminated by reason of death or disability, a prorated number of the RSUs will immediately vest.
The amounts in the table for Cathy Smith and Jason Morris include the prorated values, as of the end of fiscal year 2023, of unvested RSUs that would immediately vest, and the amounts in the table for Kenneth Worzel include the values, as of the end of fiscal year 2023, of unvested RSUs that would immediately vest.
If, during the term of any outstanding grant, the participant engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then any unvested RSUs and any Common Stock delivered on vesting under such grants will be automatically forfeited.
•Retirement or Termination Without Cause
The RSU agreements for annual grants under the 2019 EIP generally provide that if a participant satisfies a minimum age and years of service requirement and the participant’s employment is terminated by reason of retirement or termination without cause, RSUs granted more than six months prior to termination will continue to vest. Kenneth Worzel has unvested RSUs from his annual grants that qualify for this continued vesting as of the end of fiscal year 2023, as he has reached the minimum retirement age of 55 with at least 10 years of service.
The amounts in the table for Kenneth Worzel include the values, as of the end of fiscal year 2023, of unvested RSUs from his annual grants that would continue to vest after termination.
If, during the term of any outstanding grant, the participant engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then any unvested RSUs and any Common Stock delivered on vesting under such grants will be automatically forfeited.
•Qualifying Termination Following a Change in Control
RSU grants under the 2019 EIP do not provide for any payment or accelerated benefit upon a change in control. In the event of a change of control, outstanding awards shall continue in effect or be assumed, or an equivalent award substituted, by the successor corporation. If a participant experiences a qualifying termination (termination by the Company without cause or termination by the participant for good reason) within 12 months following a change in control of the Company, then the unvested RSUs will automatically vest in full. Notwithstanding, if the successor corporation refuses to assume or substitute the award, then the CPCC shall provide for the cancellation of the vested portion of any such award in exchange for either an amount of cash (or stock, other securities or other property) and provide for the cancellation of the unvested portion of the award, if any, without payment of consideration. See the Change in Control paragraph under Stock Options on page 62 for information about when a change in control occurs.
The amounts in the table include the values, as of the end of fiscal year 2023, of unvested RSUs that would vest if Cathy Smith, Jason Morris and Kenneth Worzel experienced a qualifying termination within 12 months following a change in control of the Company.

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PSUs
•Death or Disability
The PSU agreements under the 2019 EIP provide that if a participant’s employment is terminated before the end of a performance cycle by reason of death or disability, the participant, or participant’s beneficiary, will be entitled to a prorated payout, based on target performance.
The amounts in the table for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel include the values of the prorated PSUs at a payout of 100% (target) based on termination on the last day of fiscal year 2023.
If, during the term of any outstanding grant, the participant engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then any unvested PSUs and any Common Stock delivered on vesting under such grants will be automatically forfeited.
•Retirement or Termination Without Cause
The PSU agreements under the 2019 EIP provide that if a participant satisfies a minimum age and years of service requirement and the participant’s employment is terminated before the end of the performance cycle by reason of retirement or termination without cause, the participant will be entitled to a prorated payout with respect to any PSU award granted more than six months prior to termination that were earned during the performance cycle. Erik Nordstrom, Peter Nordstrom and Kenneth Worzel qualify for this prorated treatment upon retirement as of the end of the fiscal year, as they have reached the minimum retirement age of 55 with at least 10 years of service.
The amounts in the table for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel include the values of the prorated number of PSUs at a 75% payout that would have been earned if the end of the performance cycles for their grants and retirement dates had both occurred on the last day of fiscal year 2023.
If, during the term of any outstanding grant, the participant engages in any business competitive with the Company or divulges or improperly uses any of the Company’s confidential or proprietary information, then any unvested PSUs and any Common Stock delivered on vesting under such grants will be automatically forfeited.
•Qualifying Termination Following a Change in Control
The PSU grants under the 2019 EIP do not provide for any payment or accelerated benefit upon a change in control. In the event of a change of control, outstanding awards shall continue in effect or be assumed, or an equivalent award substituted, by the successor corporation. If a participant experiences a qualifying termination (termination by the Company without cause or termination by the participant for good reason) within 12 months following a change in control of the Company, then the unvested PSUs will vest in full based on the CPCC’s assessment of performance through the date of the qualifying termination, or if such performance is indeterminable at that time, at the 100% “target” level of performance. Notwithstanding, if the successor corporation refuses to assume or substitute the award, then the CPCC shall provide for the cancellation of the vested portion of any such award in exchange for either an amount of cash (or stock, other securities or other property) and provide for the cancellation of the unvested portion of the award, if any, without payment of consideration. See the Change in Control paragraph under Stock Options on page 62 for information about when a change in control occurs.
If the performance cycles for the PSU grants had ended as of the close of fiscal year 2023, 75% of the outstanding PSUs would have been earned. The amounts in the table for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel include the values of unvested PSUs at a 75% payout that would vest if they experienced a qualifying termination within 12 months following a change in control of the Company.
(b) Vested SERP Benefit
The annual SERP benefit is paid upon retirement for the remaining life of the executive, with a 50% survivor annuity paid to the surviving spouse or life partner for the remainder of their life after the executive’s death, as described in the Pension Benefits section beginning on page 57.
•Death
The amounts shown are the present values of the 50% survivor annuity, payable in equal installments to the spouse or life partner of the executive, and would continue for the remaining lifetime of the spouse or life partner.
•Disability
The amounts shown for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel are the present values of their SERP benefits, as they have met the minimum age of 58 with at least 10 years of service and would be eligible for their full retirement benefits under the SERP. The amounts payable would be paid in equal installments on the Company’s regular payroll dates, assuming the payments would begin as of the last day of fiscal year 2023.

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•Retirement or Termination Without Cause
The amounts shown for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel are the present values of their SERP benefits, as they have met the minimum age of 58 with at least 10 years of service and would be eligible for their full retirement benefits under the SERP. The amounts payable would be paid in equal installments on the Company’s regular payroll dates, assuming the payments would begin as of the last day of fiscal year 2023.
•Qualifying Termination Following a Change in Control
No benefits are paid solely due to a change in control, although a change in control triggers immediate vesting and an obligation for the Company to fully fund accrued benefits through a trust. If an executive was separated from the Company after a change in control, a deferred annuity would be payable upon the executive reaching retirement age, or the executive’s actual age, if older.
The amounts shown for Erik Nordstrom, Peter Nordstrom and Kenneth Worzel are the present values of their SERP benefits, as they have met the minimum age of 58 with at least 10 years of service and would be eligible for their full retirement benefits under the SERP. The amounts payable would be paid in equal installments on the Company’s regular payroll dates, assuming the payments would begin as of the last day of fiscal year 2023.
The CPCC has discretion to discontinue payment of benefits under the SERP if the retired executive is found to have engaged in misconduct or in competitive behavior against the Company.
(c) Life Insurance Proceeds
The Company provides life insurance for the NEOs of approximately two times their annual base salary. The amounts reported in the table represent the life insurance proceeds that would be payable if Erik Nordstrom, Cathy Smith, Jason Morris, Peter Nordstrom and Kenneth Worzel had died as of the last day of the fiscal year. The premiums paid for the Company-provided life insurance are included in column (b) in the All Other Compensation in Fiscal Year 2023 table on page 52.
(d) Retiree Health Care Benefit
The Company provides continued health care coverage for the eligible NEOs if they separate from the Company after age 55 with at least 10 profit sharing years of service. These benefits include medical, behavioral health/substance abuse, vision, prescription drug and dental coverage. The eligible NEOs and their spouses or registered domestic partners and eligible dependents would be covered under the retiree health plan, and the executive and the Company would continue to share in the cost of the insurance premium. Coverage and cost sharing would continue for the surviving spouse or registered domestic partner and eligible dependents after the executive’s death. Effective November 1, 2013, the retiree health plan was closed to new entrants.
The amounts in the table for the eligible NEOs are the present values of the health care cost that would be payable by the Company if they had separated on the last day of the fiscal year. Erik Nordstrom, Peter Nordstrom and Kenneth Worzel have met the minimum retirement age of 55 with at least 10 profit sharing years of service and would be eligible for retirement. Assumptions used in determining these amounts include a discount rate of 5.30% and the PRI2012 White Collar, Fully Generational Mortality Table with projection scale MP2021.
An executive who is terminated for cause, as determined by the Company in the exercise of its discretion in accordance with the Plan, is not eligible to receive the retiree health care benefit.
(e) Separation Benefit
Under the Nordstrom, Inc. Executive Severance Plan, Cathy Smith, Jason Morris and Kenneth Worzel are eligible to receive benefits upon involuntary termination of employment by the Company, not for cause. To be eligible to participate in the Plan upon involuntary termination, the eligible NEO must have signed a non-competition and non-solicitation agreement.
Erik Nordstrom and Peter Nordstrom are not eligible under the Plan. The benefits for eligible and participating employees include:
•lump sum cash payment for severance: 18 or 24 months of base salary for Executive Officers, depending on their roles. This is reduced by an amount equal to the participant’s gross monthly SERP benefit multiplied by the number of months used to calculate the severance payment, if applicable;
•lump sum cash payment for health coverage: the cost of the Company-paid portion of the employee’s currently elected health coverage for 12 months, unless the employee is eligible for the retiree health care benefit, as described in footnote (d), “Retiree Health Care Benefit”; and
•six months of outplacement services.
Kenneth Worzel’s estimated separation payment shown on the following table is reduced by an amount equal to his estimated gross monthly SERP benefit multiplied by the number of months used to calculate his separation payment. No amount is included for the Company-paid portion of medical benefits, as he qualifies for retiree health care benefits. No amount is included for the Company-paid portion of medical benefits for Cathy Smith, as she was not participating in the Company’s medical benefit plans during the fiscal year.
To be eligible to receive any benefits under the Nordstrom, Inc. Executive Severance Plan, the NEO must sign a release in which the executive agrees, among other things, not to disclose to anyone at any time any confidential information acquired during employment with the Company, and not to publish any statement, or instigate, assist or participate in the making or publication of any statement, which is disparaging or detrimental in any way to the Company, except in each case as required by applicable law.

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COMPENSATION OF EXECUTIVE OFFICERS
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The potential separation benefits for the NEOs are shown in the following table, with the exception of Michael Maher, who separated prior to the end of the fiscal year and did not receive any separation benefits.

Name	Separation Payment ($)	Company-Paid Portion of Medical Benefits ($)	Cost of Outplacement Services ($)	Total Separation Benefit ($)
Erik B. Nordstrom	—	—	—	—
Cathy R. Smith	1,750,000	—	5,500	1,755,500
Jason Morris	1,660,000	17,776	5,500	1,683,276
Peter E. Nordstrom	—	—	—	—
Kenneth J. Worzel	936,816	—	5,500	942,316
Michael W. Maher	—	—	—	—
(f) Disability Insurance Benefit
The Company provides long-term disability insurance for the NEOs. The amount reported in the table for each NEO is the long-term disability benefit provided of up to $35,000 per month. The premiums for the Company-provided disability insurance are included in column (b) in the All Other Compensation in Fiscal Year 2023 table on page 52.
(g) Executive Management Bonus
The performance period under the EMBP is the fiscal year. Therefore, a termination event that occurred on the last day of the fiscal year would not result in any additional or accelerated benefits under this Plan. However, if an employee died, became disabled or retired (after having met certain age and years of service requirements) during the fiscal year, the CPCC would have the sole discretion to determine what amounts, if any, an executive would remain eligible to receive as a performance-based bonus award. Any bonus award would be prorated to reflect the period of service during the fiscal year.

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COMPENSATION OF EXECUTIVE OFFICERS
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Pay Ratio Disclosure
SEC rules require that U.S. publicly traded companies disclose the ratio of their PEO’s compensation to that of their median employee. Our PEO is our CEO, Erik Nordstrom.
For fiscal year 2023:
•the annual total compensation of Erik Nordstrom was 4,540,362; and
•the estimated median of the annual total compensation of all employees of our Company, other than Erik Nordstrom, was $35,636.
Based on this information, for 2023 the ratio of the annual total compensation of Erik Nordstrom, our Chief Executive Officer and PEO, to the median of the annual compensation of all employees was 127 to 1.
The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions to apply certain exclusions and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported.
To identify the median employee, we used the total compensation as reported on the 2023 W-2 for all of our U.S. employees, excluding our PEO, who were employed by us on February 3, 2024, the last day of our fiscal year. We included full-time, part-time, seasonal and temporary employees and did not annualize the compensation for our permanent full-time and part-time employees who were not employed with us for the entire fiscal year. Similar to other large retail companies, a significant portion of our workforce is employed on a part-time and seasonal basis. As of the end of fiscal year 2023, approximately 28,000 of our 54,000 employees – or 51% of our workforce – were either part-time or seasonal.
After identifying the median employee, we calculated annual total compensation for the median employee using the same methodology we used for determining total compensation for our NEOs as shown in the 2023 Summary Compensation Table on page 50.

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PAY VERSUS PERFORMANCE DISCLOSURE
We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for non-CEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnote (d) sets forth the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table.
The following table sets forth additional compensation information for our CEO and our non-CEO NEOs, along with total shareholder return, net earnings and Incentive Adjusted EBIT performance results for fiscal years 2020, 2021, 2022 and 2023:

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($) (b, c, d)	Average Summary Compensation Table Total for non-CEO NEOs ($)	Average Compensation Actually Paid to non-CEO NEOs ($) (b, c, d)	Total Shareholder Return ($) (e)	Peer Group Total Shareholder Return ($) (e)	Net Earnings ($M)	Incentive Adjusted EBIT ($M) (f)
2023	4,540,362	4,016,290	4,879,134	4,514,112	54	174	134	718
2022	3,470,982	2,237,191	3,078,195	1,264,807	53	124	245	524
2021	6,445,146	820,766	5,165,440	(534,350)	61	150	178	666
2020	5,647,670	7,598,410	5,122,901	7,722,084	98	141	(690)	(1,047)
(a) NEOs included in the compensation columns reflect the following:

Year	CEO	Non-CEO NEOs
2023	Erik B. Nordstrom	Cathy R. Smith, Jason Morris, Peter E. Nordstrom, Kenneth J. Worzel, Michael W. Maher
2022	Erik B. Nordstrom	Michael W. Maher, Peter E. Nordstrom, Kenneth J. Worzel, Alexis DePree, Anne L. Bramman, Edmond Mesrobian
2021	Erik B. Nordstrom	Anne L. Bramman, Peter E. Nordstrom, Kenneth J. Worzel, Edmond Mesrobian
2020	Erik B. Nordstrom	Anne L. Bramman, Peter E. Nordstrom, Kenneth J. Worzel, Edmond Mesrobian
(b) Fair value or change in fair value
Compensation Actually Paid (“CAP”) was calculated by beginning with the total amount reported in the Summary Compensation Table (“SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the Stock Awards column of the SCT (“Stock Awards”), (ii) subtracting the grant date fair value of option awards reported in the Option Awards column of the SCT (“Option Awards”), (iii) subtracting the actuarial present value of the accumulated benefit under defined benefit plans reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT (“Change in Pension Value”), (iv) adding the change in fair value of stock and option awards for the applicable year and (v) adding the service cost and prior service cost for all defined benefit plans for the applicable year.
Fair value amounts were computed in a manner consistent with the fair value methodology used to account for stock-based compensation in accordance with ASC 718 and for PSUs, adjusted based on the probable achievement at each measurement date. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable. The service cost and prior service cost for defined benefit plans were calculated using the same methodology as used for our financial statements under GAAP.
(c) Year-end stock price
For the portion of CAP that is based on year-end stock prices, the following prices were used for 2023: $18.12 (2% decrease change from prior year), for 2022: $18.42 (16% decrease change from prior year), for 2021: $21.85 (38% decrease change from prior year), and for 2020: $35.45 (4% decrease change from prior year).
(d) Compensation Actually Paid to CEO and non-CEO NEOs
CAP for the CEO and non-CEO NEOs reflects the adjustments from Total Compensation for each respective year reported in the SCT, as shown on the following table. Total Adjustments are calculated using un-rounded numbers and then rounded to the nearest dollar.

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CEO		2020	2021	2022	2023
SCT Total ($)		5,647,670	6,445,146	3,470,982	4,540,362
-	Value of stock awards and option awards reported in SCT	4,247,586	3,699,999	2,654,734	2,654,747
-	Change in pension value and Nonqualified Deferred Compensation reported in SCT	1,010,681	—	—	—
+	Year-end value of awards granted in fiscal year that are unvested and outstanding	7,132,586	1,429,354	1,485,367	2,071,443
+	Change in fair value of prior year awards that are unvested and outstanding	155,911	(3,800,744)	(76,644)	(117,362)
+	Fair market value of awards granted this year and that vested this year	—	—	9,883	10,955
+	Change in fair value (from prior year end) of prior year awards that vested this year	(372,946)	139,177	(215,375)	(6,403)
-	Prior year fair value of prior year awards that failed to vest this year	—	—	—	—
+	Service and prior service cost for pension plans	293,457	307,833	217,712	172,042
=	Total Adjustments	1,950,740	(5,624,380)	(1,233,791)	(524,072)
CAP ($)		7,598,410	820,766	2,237,191	4,016,290

Non-CEO NEO		2020	2021	2022	2023
Average SCT ($)		5,122,901	5,165,440	3,078,195	4,879,134
-	Average value of stock awards and option awards reported in SCT	3,999,378	2,657,792	2,071,922	3,151,935
-	Average change in pension value and Nonqualified Deferred Compensation reported in SCT	480,022	347,475	—	93,105
+	Average year-end value of awards granted in fiscal year that are unvested and outstanding	6,928,154	1,298,263	855,524	3,046,547
+	Average change in fair value of prior year awards that are unvested and outstanding	296,961	(4,256,482)	(121,002)	(26,192)
+	Average fair market value of awards granted this year and that vested this year	12,197	8,747	3,038	4,038
+	Average change in fair value (from prior year end) of prior year awards that vested this year	(355,907)	46,199	(47,797)	582
-	Average prior year fair value of prior year awards that failed to vest this year	—	—	553,875	258,250
+	Average service and prior service cost for pension plans	197,178	208,750	122,646	113,293
=	Total Adjustments	2,599,184	(5,699,789)	(1,813,389)	(365,021)
Average CAP ($)		7,722,084	(534,350)	1,264,807	4,514,112
(e) TSR and Peer Group TSR
Peer Group TSR reflects the S&P Retail Index as reflected in our 2023 Annual Report pursuant to Item 201(e) of Regulation S-K for the fiscal year ended February 3, 2024. Each year of TSR and Peer Group TSR reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on February 1, 2020.
(f) Company-Selected Measure
As discussed in the Compensation Discussion & Analysis on page 44, the NEOs’ bonus opportunity for 2023 was weighted heavily on Incentive Adjusted EBIT subject to achievement of the Incentive Adjusted ROIC threshold, at 100% weighting for Erik and Peter Nordstrom and 75% weighting for all other NEOs.

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PAY VERSUS PERFORMANCE DISCLOSURE
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Pay Versus Performance Descriptive Disclosure
We believe the CAP in each of the years reported over the three-year cumulative period are reflective of the CPCC’s emphasis on “pay-for-performance” as the CAP fluctuated year over year, primarily due to stock performance and our varying levels of achievement against pre-established performance goals under our EMBP and PSUs.
The relationship between CAP, TSR and Peer Group TSR is shown below.

$200
$8
$160
$6
$120
CAP ($M)
TSR
$4
$80
$2
$40
$—
($2)
$—
2020
2021
2022
2023
CEO CAP
Non-CEO NEO CAP
TSR
Peer Group TSR

The relationship between CAP and Net Earnings is shown below.

CAP ($M)
$8
$6
$4
$2
$—
($2)
Net Earnings ($M)
$400
$200
$—
($200)
($400)
($600)
($800)
2020
2021
2022
2023
CEO CAP
Non-CEO NEO CAP
Net Earnings

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The relationship between CAP and Incentive Adjusted EBIT is shown below.

$8
$6
$4
$2
$—
($2)
CAP ($M)
$800
$400
$—
($400)
($800)
($1,200)
Incentive Adjusted EBIT ($M)
2020
2021
2022
2023
CEO CAP
Non-CEO NEO CAP
Incentive Adjusted EBIT

Table of Measures Most Important to Last Fiscal Year
The following table lists our most important performance measures used to link CAP for our NEOs to Company performance in 2023. Incentive Adjusted ROIC is used to determine bonus payouts for each of the NEOs as described on page 43 and cumulative sales and EBIT margin % are used to determine 2023 PSU payouts for the NEOs as described on page 45.

Most important performance measures for 2023
Incentive Adjusted EBIT
Incentive Adjusted ROIC
Cumulative Sales for 2023 - 2025
Cumulative EBIT Margin % for 2023 - 2025

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PROPOSAL 3:	ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Board recommends a vote “FOR” this proposal.
The Company is providing shareholders with an advisory (nonbinding) vote on the compensation program of our NEOs as disclosed in this Proxy Statement.
At the 2023 Annual Meeting of Shareholders, over 85% of the votes cast approved our Board’s recommendation to hold advisory votes on an annual basis. At the 2023 Annual Meeting of Shareholders, over 92% of the votes cast were supportive of our compensation program.
In light of this support of the compensation program for our NEOs, the CPCC continues to apply the same pay and benefits philosophy which underlies our pay-for-performance philosophy.
Compensation Program Highlights
As described in the CD&A beginning on page 39, our NEOs are rewarded when defined performance milestones are achieved and when value is created for our shareholders. Our CPCC and Board believe that our compensation program is effective in implementing our executive compensation philosophy and establishing a solid link between compensation and shareholder interests. Highlights of our compensation program include the following:
•We deliver the majority of compensation through a pay-for-performance framework where incentives are based on achieving results. At least 72% of the value of the targeted compensation package for each of our NEOs is weighted toward pay-for-performance and variable compensation to reinforce our philosophy of compensating our executives when they and the Company are successful in ways that support shareholder interests.
•Each year, the CPCC establishes the performance-based bonus measures that focus executives on the most important Company objectives. In 2023, the CPCC maintained the financial performance measures of Incentive Adjusted EBIT, which emphasizes the importance of earnings and its role in driving shareholder value, and Incentive Adjusted ROIC, which ensures our overall performance aligns directly with shareholder returns over the long term. For additional detail on our performance-based annual bonus program, see page 43.
•While the CPCC considers the 50th percentile (median) of our peer group as a reference, there is no specific percentage of target total direct compensation targeted by the CPCC other than to remain generally competitive with similarly situated peer companies. Target opportunities for individual pay elements vary by executive role based on scope of responsibilities and expected contributions.
•We maintain meaningful executive stock ownership guidelines so that our executives’ interests, as shareholders, are aligned with our broader shareholder base.
•We have a Clawback Policy that applies to performance-based compensation.
•The CPCC has retained and directs an independent compensation consultant.
•We do not have employment agreements with our executives.
•We do not allow stock option grant repricing or backdating, nor do we grant options below 100% of fair market value.
•We have a derivative and hedging policy that prohibits Directors and Executive Officers (as well as other key insiders and their immediate families) from engaging in hedging transactions with respect to any equity securities of the Company held by them.
•We have restrictions on pledging of Common Stock.
Shareholder Support
We are asking our shareholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement.
This proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the 2024 Annual Meeting: “RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s NEOs, as disclosed in the CD&A, the compensation tables and the related narrative disclosure in this Proxy Statement.”
Our Board has adopted a policy of annual executive compensation advisory votes. As an advisory vote, this proposal is not binding on the Company. However, our CPCC and Board value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions regarding the Company’s NEOs.

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EQUITY COMPENSATION PLANS
The following table provides information as of the fiscal year ended February 3, 2024 about Common Stock that may be issued upon the exercise of options and rights that have been or may be granted to employees and members of the Board under all of the Company’s existing equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1) (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities to be issued as reflected in column (1)) (3) (#)
Equity compensation plans approved by the Company’s shareholders (a)	14,896,629	(b)	35	28,750,018	(c)
Equity compensation plans not approved by the Company’s shareholders (d)	136		6	—
TOTAL	14,896,765		35	28,750,018
(a) Consist of the 2010 and 2019 EIP and the ESPP. PSUs and RSUs do not have an exercise price and therefore have been excluded from the weighted average exercise price calculation in column (2).
(b) Includes 46,520 of deferred Director awards and 48,724 related to deferred PSUs.
(c) Includes 23,887,969 shares from the 2019 EIP and 4,862,049 shares from the ESPP.
(d) Consist of plans assumed in connection with mergers and acquisitions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership Table
The following table shows the amount of Common Stock beneficially owned (unless otherwise indicated) by holders of more than 5% of the outstanding shares of Common Stock, by our Directors, by the NEOs, and by all Directors and Executive Officers of the Company as a group. Except as otherwise noted, each of the reporting persons has sole voting and investment power with respect to the shares listed. Except as otherwise noted, all information is as of March 13, 2024.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership (#)	Percent of Ownership (%)
(a)	Erik B. Nordstrom	3,517,335	2.15%
(b)	Peter E. Nordstrom	3,426,136	2.09%
(c)	Kenneth J. Worzel	751,455	*
(d)	Bradley D. Tilden	86,609	*
(e)	Stacy Brown-Philpot	42,881	*
(f)	Kirsten A. Green	32,650	*
(g)	Glenda G. McNeal	32,650	*
(h)	James L. Donald	27,560	*
(i)	Mark J. Tritton	27,560	*
(j)	Michael W. Maher	14,311	*
(k)	Amie Thuener O’Toole	14,146	*
(l)	Atticus N. Tysen	10,031	*
(m)	Eric D. Sprunk	8,103	*
(n)	Guy B. Persaud	4,983	*
(o)	Jason Morris	—	*
(p)	Cathy R. Smith	—	*
(q)	Directors and Executive Officers as a group (22 persons)	9,580,177	5.78%

	Greater than 5% Security Holders
(r)	Bruce A. Nordstrom 1617 Sixth Avenue Seattle, Washington 98101	25,241,423	15.46%
(s)	El Puerto de Liverpool, S.A.B. de C.V. Mario Pani No. 200, Col. Santa Fé Cuajimalpa Cuajimalpa, Ciudad de México, CP 05348, Mexico	15,755,000	9.65%
(t)	Anne E. Gittinger 1617 Sixth Avenue Seattle, Washington 98101	15,404,953	9.44%
(u)	The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	10,074,006	6.17%
(v)	BlackRock, Inc. 50 Hudson Yards New York, New York 10001	8,866,520	5.43%
(w)	State Street Corporation 1 Congress Street, Suite 1 Boston, Massachusetts 02114	8,301,506	5.08%
*    Does not exceed 1% of the Company’s outstanding Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
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(a) Erik B. Nordstrom
Amount and nature of beneficial ownership includes:
•2,601,277 shares owned by him directly;
•29,884 shares held by him in the Company’s 401(k) Plan;
•643,933 shares that may be acquired by him through stock options exercisable within 60 days after March 13, 2024;
•42,646 shares owned by his wife individually; and
•199,595 shares held by a trust of which he is the trustee.
(b) Peter E. Nordstrom
Amount and nature of beneficial ownership includes:
•2,471,488 shares owned by him directly, of which 230,000 shares are pledged as collateral for loans and are in compliance with the Company’s policy regarding pledging;
•38,093 shares held by him in the Company’s 401(k) Plan;
•643,933 shares that may be acquired by him through stock options exercisable within 60 days after March 13, 2024;
•175,533 shares owned by his wife individually;
•511 shares held by his wife in the Company’s 401(k) Plan;
•49,060 shares held by trusts of which he is the trustee; and
•47,518 shares held by trusts of which he is the trustee, for which he has sole voting and dispositive power and for which he disclaims beneficial ownership.
(c) Kenneth J. Worzel
Amount and nature of beneficial ownership includes:
•105,464 shares owned by him directly;
•6,526 nonvoting stock units held under the NDCP;
•5,504 shares held by him in the Company’s 401(k) Plan; and
•633,961 shares that may be acquired by him through stock options exercisable within 60 days after March 13, 2024.
(d) Bradley D. Tilden
Amount and nature of beneficial ownership includes:
•71,423 shares held by a family trust, of which he is a trustee and beneficiary; and
•15,186 nonvoting deferred stock units. The stock units are convertible into Common Stock and payable upon the occurrence of certain events, including his retirement from the Board.
(e) Stacy Brown-Philpot
Amount and nature of beneficial ownership includes:
•11,547 shares owned by her directly; and
•31,334 nonvoting deferred stock units. The stock units are convertible into Common Stock and payable upon the occurrence of certain events, including her retirement from the Board.
(f) Kirsten A. Green
Amount and nature of beneficial ownership includes:
•32,650 shares owned by her directly.
(g) Glenda G. McNeal
Amount and nature of beneficial ownership includes:
•32,650 shares owned by her directly.
(h) James L. Donald
Amount and nature of beneficial ownership includes:
•27,560 shares held in a trust of which he is a trustee and beneficiary.
(i) Mark J. Tritton
Amount and nature of beneficial ownership includes:
•27,560 shares held owned by him directly.
(j) Michael W. Maher
Mr. Maher served as the Company’s interim Chief Financial Officer until June 16, 2023. Beneficial ownership information for Mr. Maher is based on the contents of a Form 4 filed by Mr. Maher with the SEC on March 10, 2023, adjusted to give effect to subsequent transactions of which the Company is aware in connection with employment-related equity awards:
•14,311 shares owned by him directly.
(k) Amie Thuener O’Toole
Amount and nature of beneficial ownership includes:
•14,146 shares owned by her directly.
(l) Atticus N. Tysen
Amount and nature of beneficial ownership includes:
•10,031 shares owned by him directly.
(m) Eric D. Sprunk
Amount and nature of beneficial ownership includes:
•8,103 shares owned by him directly.
(n) Guy B. Persaud
Amount and nature of beneficial ownership includes:
•4,983 shares owned by him directly.
(o) Jason Morris
Amount and nature of beneficial ownership includes:
•0 shares owned by him directly.
(p) Cathy R. Smith
Amount and nature of beneficial ownership includes:
•0 shares owned by her directly.
(q) Directors and Executive Officers as a group (22 persons)
Collectively, the combined amount and nature of beneficial ownership for the Directors and all Executive Officers include:
•5,984,994 shares owned directly, of which 230,000 shares are pledged as collateral for third-party obligations;

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•937,541 shares owned by spouses and trusts of which the respective Director or Executive Officer is a trustee, or a trustee and beneficiary;
•46,520 nonvoting stock units held by participating Directors under the DDCP;
•6,526 nonvoting stock units held by participating Executive Officers under the NDCP;
•112,050 shares held by participating Executive Officers and their eligible spouses in the Company’s 401(k) Plan; and
•2,492,545 shares that may be acquired by the Executive Officers as a group through stock options exercisable within 60 days after March 13, 2024.
(r) Bruce A. Nordstrom
Pursuant to a Schedule 13G filing made with the SEC, as of December 31, 2023, the aggregate amount beneficially owned by Mr. Nordstrom includes:
•24,236,227 shares for which he has sole power to vote or to dispose or to direct disposition; and
•1,005,196 shares for which he has shared power to vote or to dispose or to direct disposition.
(s) El Puerto de Liverpool, S.A.B. de C.V.
Pursuant to a Schedule 13G filing made with the SEC, as of September 8, 2022, the aggregate amount beneficially owned by El Puerto de Liverpool, S.A.B. de C.V. includes:
•15,755,000 shares for which it has sole power to vote or to dispose or to direct disposition.
(t) Anne E. Gittinger
Pursuant to a Schedule 13G filing made with the SEC, as of December 31, 2023, the aggregate amount beneficially owned by Ms. Gittinger includes:
•15,404,953 shares for which she has sole power to vote or to dispose or to direct disposition.
(u) The Vanguard Group
Pursuant to a Schedule 13G filing made with the SEC, as of December 29, 2023, the aggregate amount beneficially owned by The Vanguard Group includes:
•39,352 shares for which it has shared power to vote or to direct the vote;
•147,634 shares for which it has shared power to dispose or to direct disposition; and
•9,926,372 shares for which it has sole power to dispose or to direct disposition.
(v) BlackRock, Inc.
Pursuant to a Schedule 13G filing made with the SEC, as of December 31, 2023, the aggregate amount beneficially owned by BlackRock, Inc. includes:
•8,544,954 shares for which it has the sole power to vote or to direct the vote; and
•8,866,520 shares for which it has sole power to dispose or to direct disposition.
(w) State Street Corporation
Pursuant to a Schedule 13G filing made with the SEC, as of December 31, 2023, the aggregate amount beneficially owned by State Street Corporation includes:
•3,082,721 shares for which it has shared power to vote or to direct the vote; and
•8,301,506 shares for which it has shared power to dispose or to direct disposition.

Delinquent Section 16(a) Reports
Based upon a review of reports filed with the SEC and written representations that no other reports were required, the Company believes that during the fiscal year ended February 3, 2024, all of our Directors, Executive Officers and owners of in excess of 10% of Common Stock complied with the filing requirements of Section 16(a) of the Exchange Act.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval Process
We maintain policies and procedures regarding the identification, review and approval of related party transactions. In compliance with SEC rules, the CGNC reviews and approves or disapproves any transaction or series of related transactions in which: (1) the amount involved exceeds $120,000, (2) the Company or any of its subsidiaries is a participant, and (3) a related party (a Director or Executive Officer of the Company, any nominee for Director, any greater than 5% shareholders and any immediate family member of such persons) has a direct or indirect material interest. When considering a transaction, the CPCC will review all relevant factors, including the Company’s rationale for entering into a related party transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to the Company as would be the case if the transaction were entered with a third party, and the potential of an actual or apparent conflict of interest. After reviewing the information, the CPCC will approve or ratify the transaction or transactions only if the CPCC determines that the transaction is reasonable and fair to the Company.

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Related Party Transactions
During the fiscal year ended February 3, 2024, there were no related party transactions that require disclosure in this Proxy Statement.
OTHER MATTERS
The Board knows of no other matters that will be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting or any convening or reconvening of the Annual Meeting upon an adjournment or postponement of the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their discretion to the extent permitted by Rule 14a-4(c) promulgated under the Exchange Act.

2025 ANNUAL MEETING OF SHAREHOLDERS INFORMATION
Requirements and Deadlines for Submission of Proxy Proposals, Nomination of Directors, and Other Business of Shareholders
If a shareholder wants the Company to include a shareholder proposal in our Proxy Statement for the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) pursuant to SEC Rule 14a-8 promulgated under the Exchange Act, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 12, 2024. Any such proposal must comply with all the requirements of Rule 14a-8.
Under our Bylaws, shareholders must follow certain procedures to nominate a person for election as a Director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance-notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Corporate Secretary of the Company at our principal executive offices. We must receive notice as follows:
•We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business (other than a proposal pursuant to Rule 14a-8) for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. We must receive notice pertaining to the 2025 Annual Meeting no earlier than January 22, 2025 and no later than February 21, 2025.
•However, if we hold the 2025 Annual Meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders (in the case of proposed items of business) or announce it publicly (in the case of director nominations).
•If we hold a special meeting to elect Directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than ten days following the day on which notice of the annual meeting was mailed to shareholders.
All Director nominations and items of business, other than shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act, must comply with the requirements of the Company’s Bylaws. Any notice of a Director nomination must also comply with all the requirements of Rule 14a-19. The requirements of Rule 14a-19 are in addition to the requirements under our Bylaws with respect to advance notice of Director nominations. Our Bylaws provide that notice of a proposed nomination must include certain information about the nominating shareholder, related parties, and each proposed nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business and certain other information about the proposing shareholder and related parties. Any notice (other than a proposal pursuant to Rule 14a-8) that is received after the times specified herein for proposed items of business will be considered untimely under Rule 14a-4(c) under the Exchange Act. You may obtain a copy of the Company’s Bylaws at no cost from the Company’s Corporate Secretary or on the Company’s Investor Relations Website. The contact information for the Company’s Corporate Secretary is on page 81.

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.	Why am I receiving these materials?
We have made these materials available to you on the Internet or, upon your request, delivered printed versions of these materials to you by mail, because you were a shareholder of the Company as of the Record Date, and were entitled to receive notice of the 2024 Annual Meeting and to vote on matters that will be presented at the Annual Meeting.

2.	What items will be voted on at the Annual Meeting?

Shareholders will vote on the following matters at the Annual Meeting:		Board Recommendation:	Page Reference (for more detail):
Proposal 1	To elect twelve directors to serve until the 2025 Annual Meeting of Shareholders	FOR each Director Nominee	26
Proposal 2	To ratify the appointment of Deloitte as our independent registered public accounting firm to serve for the fiscal year ending February 1, 2025	FOR	35
Proposal 3	To conduct an advisory vote regarding the compensation of our Named Executive Officers	FOR	71
Other	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof

3.	What is the date and time of the Annual Meeting?

Date & Time:	May 22, 2024 at 9:00 a.m. Pacific Daylight Time	Virtual Meeting Access:	virtualshareholdermeeting.com/JWN2024
This Proxy Statement was first mailed to shareholders on or about April 11, 2024. It is furnished in connection with the solicitation of proxies by the Board to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary prior to or during the Annual Meeting or by timely executing and delivering, by internet, telephone, or mail, another proxy dated as of a later date.

4.	How do I participate in the Annual Meeting?
This year’s Annual Meeting will be accessible through the internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for shareholders from any geographic location with internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all shareholders regardless of their location. These proxy materials include instructions on how to participate in the meeting and how you may vote your shares of Company stock.
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at virtualshareholdermeeting.com/JWN2024, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.
Whether or not you plan to participate in the Annual Meeting, it is important that your shares be part of the voting process. We strongly encourage you to vote before the meeting to ensure that your voice is heard. To vote, you may log on to proxyvote.com and enter your Control Number.
This year’s shareholder question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through virtualshareholdermeeting.com/JWN2024. This question and answer session will be conducted in accordance with certain Rules of Conduct, which will be made available during the Annual Meeting. We will post questions and answers, if applicable to Nordstrom’s business, on the Nordstrom Investor Relations Website shortly after the meeting.
We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on May 22, 2024. Should you have any difficulty accessing the meeting, please call the numbers found at the top of the log-in page found at virtualshareholdermeeting.com/JWN2024 for technical assistance.

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5.	Why did I receive a Notice instead of a full set of proxy materials? How can I access the proxy materials online?
We are furnishing proxy materials to our shareholders primarily via the internet, as the holders of a majority of our shares prefer that method. By doing so, we increase the convenience of our proxy materials, reduce the environmental impact of our Annual Meeting, and save costs. On or about April 11, 2024, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders who had not previously requested printed materials.
The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously chosen to receive our proxy materials electronically, you will receive access to these materials via email unless you elect otherwise.

6.	What is a proxy statement, and what is a proxy?
A proxy statement is a document that SEC rules require us to provide you when we ask you to vote on certain matters at a meeting of our shareholders or when we ask you to sign a proxy designating certain individuals to vote on those matters on your behalf. A proxy is your legal designation of another person to vote the shares you own at a meeting of our shareholders. By signing the proxy card we provide to you, you will designate Cathy R. Smith, our Chief Financial Officer, and Ann Munson Steines, our Chief Legal Officer, General Counsel and Corporate Secretary, as your proxies to vote your shares as you have directed during the Annual Meeting. Our Board is soliciting your proxy to vote your shares during the Annual Meeting and any adjournment or postponement of the meeting. Nordstrom pays the cost of soliciting your proxy and reimburses brokers and others for forwarding you the Proxy Statement, proxy card or voting instruction form, 2023 Annual Report and Notice.

7.	What is the difference between a shareholder of record and a street name shareholder?
Many Company shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held as a shareholder of record and those held in street name.
•Shareholders of record: If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the “shareholder of record” or a “registered shareholder,” and the Notice or proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the virtual Annual Meeting.
•Street name shareholders: If your shares are held in a stock brokerage account or by a bank, trustee or nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice or proxy materials are being forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record. As the street name shareholder, you have the right to direct your broker, bank or other holder of record on how to vote your shares, and you are invited to attend the virtual Annual Meeting. Your broker, bank, trustee or nominee is obligated to provide you with a voting instruction form for you to use.

8.	How do I cast my vote?
We encourage you to vote in advance of the meeting on the internet or by telephone. It is convenient, and it saves us significant postage and processing costs. In addition, when you vote on the internet or by telephone, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. The method by which you vote your proxy will not limit your right to vote at the Annual Meeting if you decide to attend the Annual Meeting virtually.
Shareholders of record: The internet and telephone voting procedures are designed to verify that you are a shareholder of record by using a control number and allowing you to confirm that your voting instructions have been properly recorded. Internet and telephone voting for shareholders of record are available 24 hours a day.

You may vote in advance of the meeting, until 11:59 p.m. Eastern Daylight Time on May 21, 2024 using any of the following methods:

Online At proxyvote.com	Toll-free Phone Call 1-800-690-6903	Mail Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	Scanned QR Code Using your mobile device
Street name shareholders: You may vote by the method explained on the proxy card or the information you receive from the bank, broker or other record holder. If you are a street name shareholder, you must obtain a proxy, executed in your favor, from the bank, broker or other holder of record to be able to vote in person at the Annual Meeting.

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Shareholders holding shares invested in the Company’s 401(k) Plan: If you participate in the Company’s 401(k) Plan, the number of shares of Common Stock in your account as of the Record Date are reflected on your proxy notice and may be voted as described above for shareholders of record. However, if your vote on those shares is not received by 11:59 p.m. Eastern Daylight Time on May 16, 2024, then the Plan Trustee will vote those shares in the same proportion as all other 401(k) Plan shares that have been voted.
Shareholders holding shares purchased through the Company’s ESPP: If you hold Common Stock that you acquired through the Company’s ESPP, you are the beneficial owner of those shares and your shares may be voted as described above for street name shareholders.

9.	What does it mean if I receive more than one Notice or package of proxy materials?
This means that you have multiple accounts holding Nordstrom shares. These may include: accounts with our transfer agent, Computershare; shares held in the Nordstrom 401(k) Plan or purchased through the ESPP; and accounts with a broker, bank or other holder of record. Please vote all Notices, voting instruction forms and proxy cards that you receive to ensure that all of your shares are voted.

10.	Why did multiple shareholders at my address only receive one Notice or package of proxy materials?
SEC rules allow us to use a procedure called “householding” to deliver only one copy of our Notice, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our 2023 Annual Report, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive proxy cards if they received a paper copy of proxy materials in the mail. By using the householding process, we reduce our printing costs, mailing costs and fees, and reduce the environmental impact of our annual meeting. If you are a shareholder, share an address and last name with one or more other shareholders, and would like to revoke your householding consent, or you are a shareholder eligible for householding and would like to participate, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent. A number of brokerage firms have also instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

11.	What is a quorum and what is the voting requirement to approve each of the proposals?
We will have a quorum and will be able to conduct the business of the Annual Meeting if at least 81,629,115 shares, a majority of the outstanding shares of Common Stock as of the Record Date, are participating in the Annual Meeting, either in person or by proxy. Your shares will be counted toward the number needed for a quorum if you: (i) vote on the internet or by telephone; (ii) submit a valid proxy card or voting instruction form; (iii) in the case of a shareholder of record, attend the Annual Meeting and vote your shares in person; or (iv) are a street name shareholder and your broker casts a discretionary vote on at least one of the proposals before the Annual Meeting, as described under Question 13.
To elect Directors and adopt the other proposals, the following votes are required:

Proposal	Vote Required	Discretionary Voting Allowed?
Election of twelve directors to serve until the 2025 Annual Meeting of Shareholders	Majority of votes cast	No
Ratification of the appointment of Deloitte as our independent registered public accounting firm to serve for the fiscal year ending February 1, 2025	Majority of votes cast	Yes
Advisory vote regarding Executive Compensation: Say on Pay	Majority of votes cast	No
Under Washington corporation law and our Articles of Incorporation and Bylaws, the approval of any corporate action taken at a shareholder meeting is based on votes cast. “Votes cast” means votes actually cast “for” or “against” a particular proposal, whether by proxy or in person. Broker nonvotes (broker nonvotes and discretionary voting are explained in the answers to Questions 13. and 14.) and abstentions are not considered “votes cast” and have no effect on the proposals.
Washington corporation law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting, and shareholders do not have cumulative voting rights with respect to the election of directors.

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“	The Board recommends a vote “FOR” each of the following proposals.
•Election of Twelve Directors; Majority Vote Standard: In the election of Directors, the Company has adopted a majority voting standard as described in more detail on page 16 under Director Elections. Because this is an uncontested election, an incumbent Director nominee will be elected if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee. If a Director nominee does not receive the requisite votes, that Director’s term will end on the date on which an individual is selected by the Board to fill the position held by such Director or 90 days after the date the election results are determined, whichever occurs first. You may vote “for,” “against” or “abstain” with respect to the election of each nominee.
•Ratification of the Appointment of Independent Registered Public Accounting Firm: Under the Company’s Bylaws, the votes cast “for” must exceed the votes cast “against” to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025. You may vote “for,” “against” or “abstain” on this proposal.
•Advisory Vote Regarding Executive Compensation: The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the Company’s executive compensation program. You may vote “for,” “against” or “abstain” on this proposal.

12.	Can I change my mind after I vote?
Yes, if you are a shareholder of record and vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by:
•voting again on the internet or by telephone prior to the Annual Meeting;
•signing another proxy card with a later date and mailing it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, prior to the Annual Meeting; or
•delivering your proxy or casting a ballot during the meeting.
If you are a street name shareholder, you should contact your bank, broker or other holder of record to revoke your proxy or change your vote.

13.	What if I do not return my proxy card or voting instruction form or do not provide voting instructions?
•Shareholders of record: If you are a registered shareholder and do not vote by internet or phone or return your voted proxy card, your shares will not be voted. If you submit your proxy card with an unclear voting designation or no voting designation at all, your shares will be voted for the ratification of Deloitte, but not on any of the other proposals. If you submit a validly executed proxy card with no voting designation at all, your shares will be voted: for each of the Board’s nominees to be elected on Proposal 1 and for Proposals 2 and 3.
•Street name shareholders: If you are a beneficial owner whose shares are held by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares for the ratification of Deloitte if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any other proposal before the Annual Meeting. If your broker casts a discretionary vote on the ratification of Deloitte, a broker nonvote will occur as to each other proposal. Since shares that constitute broker nonvotes will not be included in vote totals and have no effect on the outcome of any of the proposals before the Annual Meeting, it is important that you instruct your broker on how to vote your shares.
•Shareholders with shares invested in the Company’s 401(k) Plan: If your vote of shares held through the Company’s 401(k) Plan is not received by 11:59 p.m. Eastern Daylight Time on May 16, 2024, then the Plan Trustee will vote your shares in the same proportion as shares that have been voted in the 401(k) Plan. If you submit your proxy card with an unclear voting designation or no voting designation at all, your shares will be voted by the Plan Trustee “for” all proposals. If any additional proposals are properly presented at the Annual Meeting and any adjournment thereof, the Plan Trustee will vote on the additional proposals in accordance with its discretion.

14.	Will abstentions or broker nonvotes affect the voting results?
If you abstain from voting on a proposal, or if a broker or bank casts a discretionary vote on the ratification of Deloitte but it indicates it does not have discretionary authority to vote on another proposal, the shares will be counted for the purpose of determining if a quorum is present, but will have no effect on the other proposals to be considered at the Annual Meeting since these actions do not represent votes cast by shareholders.

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15.	Who will count the vote?
Broadridge was appointed by the Board to tabulate the vote and act as Inspector of Election. Information about Broadridge is available at broadridge.com. Proxies and ballots that identify the votes of individual shareholders are kept confidential from the Company’s management and Directors. Only Broadridge, as the proxy tabulator and the Inspector of Election, has access to the ballots, proxy forms and voting instructions. Broadridge will disclose information taken from the ballots, proxy forms and voting instructions only in the event of a proxy contest or as otherwise required by law.

16.	Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a current report on Form 8-K within four business days of the Annual Meeting. The Form 8-K will be available online under the “SEC Filings” tab at the Investor Relations Website.

17.	How can I communicate with the Board?
Shareholders and other interested parties may communicate with Directors by contacting the Corporate Secretary’s office at:

Telephone: 206-303-2541

E-mail: board@nordstrom.com

Mail: Nordstrom, Inc. 1617 Sixth Avenue Seattle, Washington 98101 Attn: Corporate Secretary
The Corporate Secretary will relay the question or message to the specific Director with whom the shareholder or interested party wishes to communicate.
If no specific Director is requested, the Corporate Secretary will relay the question or message to the Chairman. Certain items that are unrelated to the duties and responsibilities of the Board, such as business solicitations, advertisements, junk mail and other mass mailings, will not be relayed to Directors.
The AFC has established procedures to respond to possible concerns about ethics and accounting-related practices. To report your concerns, you may use the Company’s confidential Whistleblower Hotline at:

Telephone: 1-888-832-8358

Internet: ethicspoint.com
Your concerns will be investigated and communicated to the AFC, as necessary.

18.	What if I have additional questions that are not addressed here?
You may e-mail Investor Relations at InvRelations@Nordstrom.com, or call the Corporate Secretary’s Office at 206-303-2541.

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APPENDIX A:	RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Incentive Adjusted ROIC and Incentive Adjusted EBIT
We believe that Incentive Adjusted ROIC is a useful financial measure for investors in evaluating the efficiency and effectiveness of the capital we have invested in our business to generate returns over time. In addition, we have incorporated it in our executive incentive measures and we believe it is an important indicator of shareholders’ return over the long term.
We define Incentive Adjusted ROIC as our adjusted net operating profit after tax divided by our average invested capital. Incentive Adjusted EBIT represents net earnings before income tax expense, interest expense and interest income, and contemplates non-operating related adjustments. These metrics are not measures of financial performance under GAAP and should be considered in addition to, and not as a substitute for, return on assets, net earnings, total assets or other GAAP financial measures. Our method of calculating a non-GAAP financial measure may differ from other companies’ methods and therefore may not be comparable to those used by other companies. The financial measures calculated under GAAP which are most directly comparable to Incentive Adjusted EBIT and Incentive Adjusted ROIC are net earnings and return on assets. The following shows the components to reconcile the return on assets calculation to Incentive Adjusted ROIC:

($ in millions)	Fiscal Year 2023
Net earnings	$134
Income tax expense	13
Interest expense, net	104
EBIT	251
Non-operating related adjustments(a)	316
Interest income	33
Operating lease interest(b)	86
Adjusted net operating profit	686
Adjusted estimated income tax expense(c)	(172)
Adjusted net operating profit after tax	$514
Average total assets	$8,766
Average noncurrent deferred property incentives in excess of right-of-use assets(d)	(157)
Average non-interest-bearing current liabilities	(2,954)
Non-operating related adjustments(a)	394
Average invested capital	$6,049
Return on assets	1.5%
Incentive Adjusted ROIC	8.5%
(a) Non-operating related adjustments primarily relate to the wind-down of our Canadian operations.
(b) Operating lease interest is a component of operating lease cost recorded in occupancy costs. We add back operating lease interest for purposes of calculating adjusted net operating profit for consistency with the treatment of interest expense on our debt.
(c) Adjusted estimated income tax expense is calculated by multiplying the adjusted net operating profit by the effective tax rate (which removes the impact of non-operating related adjustments) for the trailing twelve month period. The adjusted effective tax rate is calculated by dividing income tax expense by earnings before income taxes for the same trailing twelve-month period.
(d) For leases with property incentives that exceed the right-of-use assets, we reclassify the amount from assets to other current liabilities and other liabilities on the Consolidated Balance Sheets. The current and noncurrent amounts are used to reduce average total assets above, as this better reflects how we manage our business.

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The following is a reconciliation of net (loss) earnings to Incentive Adjusted EBIT:

	12 Fiscal Months Ended
($ in millions)	January 30, 2021	January 29, 2022	January 28, 2023	February 3, 2024
Net (loss) earnings	$(690)	$178	$245	$134
Income tax (benefit) expense	(538)	68	92	13
Interest expense, net	181	246	128	104
EBIT	(1,047)	492	465	251
Non-operating related and other adjustments(a)	—	174	59	467
Incentive Adjusted EBIT	(1,047)	666	524	718
(a) Beginning in the 12 fiscal months ended January 29, 2022, our Incentive Adjusted EBIT measure excluded certain performance-based compensation elements and other elements that we do not consider representative of our core operating performance in order to be more reflective of business performance. Amounts may include incentive compensation expenses, where applicable. For more information about our non-operating related adjustments in fiscal year 2022 and 2023, see our 2023 Annual Report.

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NORDSTROM CARES

We know it's critical to protect the environment, give back to the communities we serve, create safe and fair workplaces for the people who make our products, and provide our employees with a great place to work. Here are some of the ways we tried to make a difference in 2023.

Raised more than **$1.2 million** for Shoes That Fit and donated **50,000 pairs of shoes** to kids in local communities

Produced almost **50%** of Nordstrom Made products in factories that offer **gender equity training**

Took back over **30 tons** of beauty packaging through our **BEAUTYCYCLE program**

Matched employee donations to over **2,600** nonprofit organizations at 100%

Donated over $9 million to **320+ organizations** in our communities

To learn more about our commitment to corporate responsibility and our strategic efforts around diversity, equity, inclusion and belonging, please see our 2023 Impact Report, available at **nordstromcares.com** this fall.

RECYCLING IS ALWAYS IN STYLE

Learn more about our sustainability efforts at nordstromcares.com.

©2024 Nordstrom, Inc. All rights reserved.

#NORDSTROM investor.nordstrom.com

NORDSTROM

NORDSTROM, INC.
C/O CORPORATE SECRETARY
1617 6TH AVENUE
SEATTLE, WA 98101

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Annual Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Daylight Time on May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Daylight Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Meeting - Go to **www.virtualshareholdermeeting.com/JWN2024**

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Time on May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Daylight Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42554-P04611

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORDSTROM, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Withhold**
1a. Stacy Brown-Philpot	☐	☐
1b. James L. Donald	☐	☐
1c. Kirsten A. Green	☐	☐
1d. Glenda G. McNeal	☐	☐
1e. Erik B. Nordstrom	☐	☐
1f. Peter E. Nordstrom	☐	☐
1g. Guy B. Persaud	☐	☐
1h. Eric D. Sprunk	☐	☐
1i. Amie Thuener O'Toole	☐	☐
1j. Bradley D. Tilden	☐	☐
1k. Mark J. Tritton	☐	☐
1l. Atticus N. Tysen	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Deloitte as the Company's Independent Registered Public Accounting Firm to serve for the fiscal year ending February 1, 2025.	☐	☐	☐
3. Advisory vote regarding the compensation of our Named Executive Officers.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting and at any convening or reconvening of the meeting following a postponement or adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and Annual Report on Form 10-K are available for **viewing purposes only** at investor.nordstrom.com.

To vote by Internet, you must access www.proxyvote.com.

If you vote via telephone or Internet, you do not need to mail back this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V42555-P04611

NORDSTROM, INC.

Annual Meeting of Shareholders

This proxy is solicited by the Board of Directors

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement of Nordstrom, Inc. (the "Company") and hereby appoints Cathy R. Smith and Ann Munson Steines and each of them, acting individually, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present in each, as proxies of the undersigned, to represent the undersigned and vote all shares of the Company's common stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or postponement thereof (the "Annual Meeting") scheduled to be held on May 22, 2024, at 9:00 a.m. Pacific Daylight Time, as provided for herein.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. WHERE NO INSTRUCTION IS SPECIFIED AS TO ANY ITEM, THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD'S NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY

CONTINUED AND TO BE SIGNED ON REVERSE SIDE